                                                                   EXHIBIT 10.32

                           THIRD AMENDED AND RESTATED
                                REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

                           dated as of March 30, 2001

                                     among


                         PETRO STOPPING CENTERS, L.P.,


                              FLEET NATIONAL BANK
                               (formerly known as
                               BankBoston, N.A.)
                       and the other lending institutions
                          listed on Schedule 1 hereto
                                    -------- -

                                      and

                              FLEET NATIONAL BANK
                               (formerly known as
                               BankBoston, N.A.),
                                    as Agent



                           FIRST UNION NATIONAL BANK,
                             as Documentation Agent


                            FLEET SECURITIES, INC.,
                                  As Arranger

                               TABLE OF CONTENTS
                               -----------------

1.   DEFINITIONS AND RULES OF INTERPRETATION....................................................................1
     ---------------------------------------
          1.1.   Definitions....................................................................................1
                 -----------
          1.2.   Rules of Interpretation........................................................................27
                 -----------------------

2.   THE REVOLVING CREDIT FACILITY..............................................................................27
     -----------------------------
          2.1.   Commitment to Lend.............................................................................27
                 ------------------
          2.2.   Commitment Fee.................................................................................28
                 --------------
          2.3.   Reduction of Total Commitment..................................................................28
                 -----------------------------
          2.4.   Loan Account...................................................................................28
                 ------------
          2.5.   Interest on Revolving Credit Loans.............................................................29
                 ----------------------------------
          2.6.   Requests for Revolving Credit Loans............................................................29
                 -----------------------------------
          2.7.   Conversion Options.............................................................................29
                 ------------------
                    2.7.1.  Conversion to Different Type of Revolving Credit Loan...............................29
                            -----------------------------------------------------
                    2.7.2.  Continuation of Type of Revolving Credit Loan.......................................30
                            ---------------------------------------------
                    2.7.3.  Eurodollar Rate Loans...............................................................30
                            ---------------------
          2.8.   Funds for Revolving Credit Loans...............................................................30
                 --------------------------------
                    2.8.1.  Funding Procedures..................................................................30
                            ------------------
                    2.8.2.  Advances by Agent...................................................................31
                            -----------------

3.   REPAYMENT OF THE REVOLVING CREDIT LOANS....................................................................31
     ---------------------------------------
          3.1.   Maturity.......................................................................................31
                 --------
          3.2.   Mandatory Repayments of Revolving Credit Loans.................................................31
                 ----------------------------------------------
          3.3.   Optional Repayments of Revolving Credit Loans..................................................32
                 ---------------------------------------------

4.   THE TERM LOANS.............................................................................................32
     --------------
          4.1.   Term Loan A....................................................................................32
                 -----------
                    4.1.1.  Conversion of Revolving Credit Loans; the Term Loan.................................32
                            ---------------------------------------------------
                    4.1.2.  Loan Account........................................................................32
                            ------------
                    4.1.3.  Scheduled Installment Payments of Principal of Term Loan A..........................33
                            -----------------------------------------------------------
                    4.1.4.  Interest on Term Loan A.............................................................33
                            -----------------------
          4.2.   Term Loan B....................................................................................34
                 -----------
                    4.2.1.  Commitment to Lend..................................................................34
                            ------------------
                    4.2.2.  Loan Account........................................................................34
                            ------------
                    4.2.3.  Scheduled Installment Payments of Principal of Term Loan B..........................34
                            ----------------------------------------------------------
                    4.2.4.  Interest on Term Loan B.............................................................35
                            -----------------------
          4.3.   Optional Prepayment of the Term Loans..........................................................35
                 -------------------------------------
                    4.3.1.  Term Loan A.........................................................................35
                            -----------
                    4.3.2.  Term Loan B.........................................................................36
                            -----------
          4.4.   Mandatory Prepayment of the Term Loans.........................................................36
                 --------------------------------------
                    4.4.1.  Proceeds............................................................................36
                            --------
                    4.4.2.  Excess Cash Flow Recapture..........................................................37
                            --------------------------
                    4.4.3.  Application.........................................................................38
                            -----------

5.   LETTERS OF CREDIT..........................................................................................39
     -----------------
          5.1.   Letter of Credit Commitments...................................................................39
                 ----------------------------

                                     -ii-

                    5.1.1.  Commitment to Issue Letters of Credit...............................................39
                            -------------------------------------
                    5.1.2.  Letter of Credit Applications.......................................................39
                            -----------------------------
                    5.1.3.  Terms of Letters of Credit..........................................................39
                            --------------------------
                    5.1.4.  Reimbursement Obligations of Banks..................................................39
                            ----------------------------------
                    5.1.5.  Participations of Banks.............................................................40
                            -----------------------
          5.2.   Reimbursement Obligation of the Borrower.......................................................40
                 ----------------------------------------
          5.3.   Letter of Credit Payments......................................................................40
                 -------------------------
          5.4.   Obligations Absolute...........................................................................41
                 --------------------
          5.5.   Reliance by Issuer.............................................................................41
                 ------------------
          5.6.   Letter of Credit Fee...........................................................................42
                 --------------------

6.   CERTAIN GENERAL PROVISIONS.................................................................................42
     --------------------------
          6.1.   Fees Payable to Agent..........................................................................42
                 ---------------------
                    6.1.1.  Amendment Fee.......................................................................42
                            -------------
                    6.1.2.  Agent's Fee.........................................................................42
                            -----------
          6.2.   Payments to Agent..............................................................................42
                 -----------------
          6.3.   Taxes..........................................................................................42
                 -----
          6.4.   Computations...................................................................................44
                 ------------
          6.5.   Inability to Determine Eurodollar Rate.........................................................44
                 --------------------------------------
          6.6.   Illegality.....................................................................................44
                 ----------
          6.7.   Additional Costs, etc..........................................................................44
                 ---------------------
          6.8.   Capital Adequacy...............................................................................45
                 ----------------
          6.9.   Certificate....................................................................................46
                 -----------
          6.10.  Indemnity......................................................................................46
                 ---------
          6.11.  Interest After Default.........................................................................46
                 ----------------------
                    6.11.1. Overdue Amounts.....................................................................46
                            ---------------
                    6.11.2. Amounts Not Overdue.................................................................46
                            -------------------
          6.12.  Interest Limitation............................................................................47
                 -------------------
          6.13.  Replacement of Bank............................................................................47
                 -------------------

7.   COLLATERAL SECURITY AND GUARANTIES.........................................................................48
     ----------------------------------
          7.1.   Security of Borrower...........................................................................48
                 --------------------
          7.2.   Guaranties and Security of Domestic Subsidiaries...............................................48
                 ------------------------------------------------
          7.3.   Guaranties of Holdings and Petro, Inc..........................................................48
                 -------------------------------------

8.   REPRESENTATIONS AND WARRANTIES.............................................................................49
     ------------------------------
          8.1.   Partnership and Corporate Authority............................................................49
                 -----------------------------------
                    8.1.1.  Existence; Good Standing............................................................49
                            ------------------------
                    8.1.2.  Authorization.......................................................................49
                            -------------
                    8.1.3.  Enforceability......................................................................49
                            --------------
          8.2.   Governmental Approvals.........................................................................50
                 ----------------------
          8.3.   Title to Properties; Leases....................................................................50
                 ---------------------------
          8.4.   Financial Statements and Projections...........................................................50
                 ------------------------------------
                    8.4.1.  Financial Statements................................................................50
                            --------------------
                    8.4.2.  Projections.........................................................................51
                            -----------
                    8.4.3.  Solvency............................................................................51
                            --------
          8.5.   No Material Changes, etc.......................................................................51
                 ------------------------
          8.6.   Franchises, Patents, Copyrights, etc...........................................................51
                 ------------------------------------
          8.7.   Litigation.....................................................................................52
                 ----------

                                     -iii-

          8.8.   No Materially Adverse Contracts, etc...........................................................52
                 ------------------------------------
          8.9.   Compliance with Other Instruments, Laws, etc...................................................52
                 --------------------------------------------
          8.10.  Tax Status.....................................................................................52
                 ----------
          8.11.  No Event of Default............................................................................52
                 -------------------
          8.12.  Holding Company and Investment Company Acts....................................................53
                 -------------------------------------------
          8.13.  Absence of Financing Statements, etc...........................................................53
                 ------------------------------------
          8.14.  Perfection of Security Interest................................................................53
                 -------------------------------
          8.15.  Certain Transactions...........................................................................53
                 --------------------
          8.16.  Employee Benefit Plans.........................................................................53
                 ----------------------
                    8.16.1. In General..........................................................................53
                            ----------
                    8.16.2. Terminability of Welfare Plans......................................................54
                            ------------------------------
                    8.16.3. Guaranteed Pension Plans............................................................54
                            ------------------------
                    8.16.4. Multiemployer Plans.................................................................54
                            -------------------
          8.17.  Regulations U and X............................................................................54
                 -------------------
          8.18.  Environmental Compliance.......................................................................55
                 ------------------------
          8.19.  Subsidiaries, etc..............................................................................56
                 -----------------
          8.20.  Reasonably Equivalent Value....................................................................56
                 ---------------------------
          8.21.  Chief Executive Offices........................................................................56
                 -----------------------
          8.22.  Fiscal Year....................................................................................56
                 ----------
          8.23.  No Amendments to Certain Documents.............................................................56
                 ----------------------------------
          8.24.  Insurance......................................................................................57
                 ---------
          8.25.  Bank Accounts..................................................................................57
                 -------------
          8.26.  Representations Regarding each Project.........................................................57
                 --------------------------------------
                    8.26.1. Condition of Property...............................................................57
                            ---------------------
                    8.26.2. Relevant Contracts..................................................................57
                            ------------------
          8.27.  Disclosure.....................................................................................58
                 ----------

9.   AFFIRMATIVE COVENANTS OF THE BORROWER......................................................................58
     -------------------------------------
          9.1.   Punctual Payment...............................................................................58
                 ----------------
          9.2.   Maintenance of Office..........................................................................58
                 ---------------------
          9.3.   Records and Accounts...........................................................................58
                 --------------------
          9.4.   Financial Statements, Certificates and Information.............................................58
                 --------------------------------------------------
          9.5.   Notices........................................................................................60
                 -------
                    9.5.1.  Defaults............................................................................60
                            --------
                    9.5.2.  Environmental Events................................................................60
                            --------------------
                    9.5.3.  Notification of Claim against Collateral............................................61
                            ----------------------------------------
                    9.5.4.  Notice of Litigation and Judgments..................................................61
                            ----------------------------------
          9.6.   Existence; Maintenance of Properties...........................................................61
                 ------------------------------------
          9.7.   Insurance......................................................................................62
                 ---------
          9.8.   Taxes..........................................................................................62
                 -----
          9.9.   Inspection of Properties and Books, etc........................................................62
                 ---------------------------------------
                    9.9.1.  General.............................................................................62
                            -------
                    9.9.2.  Commercial Finance Examinations.....................................................63
                            -------------------------------
                    9.9.3.  Appraisals..........................................................................63
                            ----------
                    9.9.4.  Environmental Assessments...........................................................63
                            -------------------------
          9.10.  Compliance with Laws, Contracts, Licenses, and Permits.........................................63
                 ------------------------------------------------------
          9.11.  Employee Benefit Plans.........................................................................64
                 ----------------------
          9.12.  Use of Proceeds................................................................................64
                 ---------------
          9.13.  Additional Mortgaged Property..................................................................64
                 -----------------------------

                                     -iv-

          9.14   Cash Management................................................................................64
                 ---------------
          9.15.  Interest Rate Protection Arrangements..........................................................65
                 -------------------------------------
          9.16.  Cost Overruns..................................................................................65
                 -------------
          9.17.  Contingency Reserve............................................................................65
                 -------------------
          9.18.  Deposit of Funds Advanced......................................................................65
                 -------------------------
          9.19.  Advances to Contractor.........................................................................65
                 ----------------------
          9.20.  Construction Inspector.........................................................................66
                 ----------------------
          9.21.  Completion of Project..........................................................................66
                 ---------------------
          9.22.  Further Assurances.............................................................................67
                 ------------------
          9.23.  Compliance with Environmental Laws.............................................................67
                 ----------------------------------

10.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER.................................................................67
     ------------------------------------------
          10.1.  Restrictions on Indebtedness...................................................................67
                 ----------------------------
          10.2.  Restrictions on Liens..........................................................................70
                 ---------------------
          10.3.  Restrictions on Investments....................................................................72
                 ---------------------------
          10.4.  Distributions..................................................................................74
                 -------------
          10.5.  Merger, Consolidation and Disposition of Assets................................................74
                 -----------------------------------------------
                    10.5.1. Mergers and Acquisitions............................................................74
                            ------------------------
                    10.5.2. Disposition of Assets...............................................................76
                            ---------------------
          10.6.  Sale and Leaseback.............................................................................77
                 ------------------
          10.7.  Employee Benefit Plans.........................................................................77
                 ----------------------
          10.8.  Transactions with Affiliates...................................................................77
                 ----------------------------
          10.9.  No Changes to Old Notes, Senior Notes or Discount Notes........................................78
                 -------------------------------------------------------
          10.10. Fiscal Year....................................................................................78
                 -----------
          10.11. No Negative Pledges............................................................................78
                 -------------------
          10.12. Upstream Limitations...........................................................................78
                 --------------------
          10.13. Inconsistent Agreements........................................................................78
                 -----------------------
          10.14. Undeveloped Land...............................................................................78
                 ----------------

11.  FINANCIAL COVENANTS OF THE BORROWER........................................................................78
     -----------------------------------
          11.1.  Maximum Consolidated Leverage Ratio............................................................79
                 -----------------------------------
          11.2.  Minimum Net Worth..............................................................................79
                 -----------------
          11.3.  Consolidated Cash Flow Ratio...................................................................79
                 ----------------------------
          11.4.  Consolidated EBITDA/Interest...................................................................79
                 ----------------------------
          11.5.  Operating Leases...............................................................................80
                 ----------------
          11.6.  Maximum Consolidated Senior Secured Leverage Ratio.............................................80
                 --------------------------------------------------
          11.7.  Capital Expenditures...........................................................................80
                 --------------------

12.  CLOSING CONDITIONS.........................................................................................80
     -----------------
          12.1.  Loan Documents, etc............................................................................81
                 -------------------
          12.2.  Certified Copies of Charter Documents..........................................................81
                 -------------------------------------
          12.3.  Action.........................................................................................81
                 ------
          12.4.  Incumbency Certificate.........................................................................81
                 ----------------------
          12.5.  Validity of Liens..............................................................................81
                 -----------------
          12.6.  Perfection Certificates and UCC Search Results.................................................81
                 ----------------------------------------------
          12.7.  Certificates of Insurance......................................................................81
                 -------------------------
          12.8.  Opinions of Counsel............................................................................82
                 -------------------
          12.9.  Opinions of Counsel............................................................................82
                 -------------------
          12.10. Payment of Fees................................................................................82
                 ---------------

                                      -v-

          12.11. Solvency Certificate...........................................................................82
                 --------------------
          12.12. No Material Adverse Change.....................................................................82
                 --------------------------
          12.13. Pro Forma Compliance Certificate...............................................................82
                 --------------------------------

13.  CONDITIONS TO ALL BORROWINGS...............................................................................82
     ----------------------------
          13.1.  Representations True; No Event of Default......................................................82
                 -----------------------------------------
          13.2.  No Legal Impediment............................................................................83
                 -------------------
          13.3.  Governmental Regulation........................................................................83
                 -----------------------
          13.4.  Proceedings and Documents......................................................................83
                 -------------------------
          13.5.  Indenture Compliance...........................................................................83
                 --------------------
          13.6.  Conditions to Revolving Credit Loans for Permitted Acquisitions................................83
                 ---------------------------------------------------------------
                    13.6.1.  Acquisition Documents..............................................................83
                             ---------------------
                    13.6.2.  Use of Proceeds....................................................................83
                             ---------------
          13.7.  Conditions to Revolving Credit Loans for Permitted Acquisitions of Real Estate.................83
                 ------------------------------------------------------------------------------
                    13.7.1.  Environmental Matters..............................................................84
                             ---------------------
                    13.7.2.  Survey and Title...................................................................84
                             ----------------
                    13.7.3.  Mortgage...........................................................................84
                             --------
                    13.7.4.  Local Counsel Opinion..............................................................84
                             ---------------------
                    13.7.5.  Insurance..........................................................................84
                             ---------
                    13.7.6.  Use of Proceeds....................................................................84
                             ---------------
          13.8.  Conditions to Revolving Credit Loans for Construction..........................................84
                 -----------------------------------------------------
                    13.8.1.  Borrower's Requisition.............................................................84
                             ----------------------
                    13.8.2.  Construction Documents.............................................................85
                             ----------------------
                    13.8.3.  Other Contracts....................................................................85
                             ---------------
                    13.8.4.  Construction Budget................................................................85
                             -------------------
                    13.8.5.  Construction Schedule..............................................................85
                             ---------------------
                    13.8.6.  Plans and Specifications...........................................................85
                             -----------------------
                    13.8.7.  Mortgage...........................................................................85
                             --------
                    13.8.8.  Title Policy.......................................................................85
                             ------------
                    13.8.9.  Other Insurance....................................................................86
                             ---------------
                    13.8.10. Pro Forma Compliance...............................................................86
                             --------------------
                    13.8.11. Environmental Report...............................................................86
                             --------------------
                    13.8.12. Legal Opinions.....................................................................86
                             --------------
                    13.8.13. Lien Search........................................................................86
                             -----------
                    13.8.14. Notices............................................................................86
                             -------
                    13.8.15. Appraisal..........................................................................86
                             ---------
          13.9.  Conditions to Revolving Credit Loans for Improvements
                 ------------------------------------------------------
          Subsequent to an Initial Project Loan.................................................................86
          -------------------------------------
                    13.9.1.  Borrower's Requisition.............................................................86
                             ----------------------
                    13.9.2.  No Damage..........................................................................86
                             ---------
                    13.9.3.  Certificate........................................................................87
                             -----------

14.  EVENTS OF DEFAULT; ACCELERATION; ETC.......................................................................87
     ------------------------------------
          14.1.  Events of Default and Acceleration.............................................................87
                 ----------------------------------
          14.2.  Termination of Commitments.....................................................................90
                 --------------------------
          14.3.  Remedies.......................................................................................90
                 --------
          14.4.  Distribution of Collateral Proceeds............................................................91
                 -----------------------------------

                                      -vi-

15.  SETOFF.....................................................................................................91
     ------

16.  THE AGENT..................................................................................................92
     ---------
          16.1.   Authorization.................................................................................92
                  -------------
          16.2.   Employees and Agents..........................................................................92
                  --------------------
          16.3.   No Liability..................................................................................93
                  ------------
          16.4.   No Representations............................................................................93
                  ------------------
                     16.4.1.  General...........................................................................93
                              -------
                     16.4.2.  Closing Documentation, etc........................................................93
                              --------------------------
          16.5.   Payments......................................................................................93
                  --------
                     16.5.1.  Payments to Agent.................................................................94
                              -----------------
                     16.5.2.  Distribution by Agent.............................................................94
                              ---------------------
                     16.5.3.  Delinquent Banks..................................................................94
                              ----------------
          16.6.   Holders.......................................................................................94
                  -------
          16.7.   Indemnity.....................................................................................94
                  ---------
          16.8.   Agent as Bank.................................................................................95
                  -------------
          16.9.   Resignation...................................................................................95
                  -----------
          16.10.  Notification of Defaults and Events of Default................................................95
                  ----------------------------------------------
          16.11.  Duties in the Case of Enforcement.............................................................95
                  ---------------------------------

17.  EXPENSES...................................................................................................95
     --------

18.  INDEMNIFICATION............................................................................................96
     ---------------

19.  TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION..............................................................97
     ---------------------------------------------
          19.1.   Sharing of Information with Section 20 Subsidiary.............................................97
                  -------------------------------------------------
          19.2.   Confidentiality...............................................................................97
                  ---------------
          19.3.   Prior Notification............................................................................98
                  ------------------
          19.4.   Other.........................................................................................98
                  -----

20.  SURVIVAL OF COVENANTS, ETC.................................................................................98
     --------------------------

21.  ASSIGNMENT AND PARTICIPATION...............................................................................99
     ----------------------------
          21.1.   Conditions to Assignment by Banks.............................................................99
                  ---------------------------------
          21.2.   Certain Representations and Warranties; Limitations; Covenants................................99
                  --------------------------------------------------------------
          21.3.   Register......................................................................................100
                  --------
          21.4.   New Notes.....................................................................................101
                  ---------
          21.5.   Participations................................................................................101
                  --------------
          21.6.   Disclosure....................................................................................101
                  ----------
          21.7.   Assignee or Participant Affiliated with the Borrower..........................................102
                  ----------------------------------------------------
          21.8.   Miscellaneous Assignment Provisions...........................................................102
                  -----------------------------------
          21.9.   Assignment by Borrower........................................................................102
                  ----------------------

22.  NOTICES, ETC...............................................................................................102
     ------------

23.  GOVERNING LAW..............................................................................................103
     -------------

24.  HEADINGS...................................................................................................103
     --------

                                     -vii-

25.  COUNTERPARTS...............................................................................................104
     ------------

26.  ENTIRE AGREEMENT, ETC......................................................................................104
     ---------------------

27.  WAIVER OF JURY TRIAL.......................................................................................104
     --------------------

28.  CONSENTS, AMENDMENTS, WAIVERS, ETC.........................................................................104
     ----------------------------------

29.  SEVERABILITY...............................................................................................105
     ------------

30.  NO RECOURSE AGAINST OTHERS.................................................................................105
     --------------------------

31.  TRANSITIONAL ARRANGEMENTS..................................................................................105
     -----------------------
          31.1.   Original Credit Agreement Superseded..........................................................105
                  ------------------------------------
          31.2.   Return and Cancellation of Notes..............................................................105
                  --------------------------------
          31.3.   Interest and Fees Under Superseded Agreement..................................................105
                  --------------------------------------------

                                   Schedules
                                   ---------

Schedule 1      -   Banks; Commitments; Commitment Percentages
Schedule 8.3    -   Titles to Properties; Leases
Schedule 8.7    -   Litigation
Schedule 8.15   -   Certain Officer, Director and Employee Transactions
Schedule 8.16   -   ERISA Matters
Schedule 8.18   -   Environmental Matters
Schedule 8.19   -   Joint Ventures and Partnerships
Schedule 8.24   -   Insurance
Schedule 8.25   -   Bank Accounts
Schedule 10.1   -   Indebtedness
Schedule 10.2   -   Liens
Schedule 10.3   -   Investments
Schedule 10.8   -   Transactions with Affiliates

                                    Exhibits
                                    --------

Exhibit A-1     -  Form of Amended and Restated Revolving Credit Note
Exhibit A-2     -  Form of Amended and Restated Term A Note
Exhibit A-3     -  Form of Amended and Restated Term B Note
Exhibit B       -  Form of Loan Request
Exhibit C       -  Form of Compliance Certificate
Exhibit D       -  Form of Assignment and Acceptance
Exhibit E       -  Form of Mortgage
Exhibit F       -  Form of Partnership Pledge Agreement
Exhibit G-1     -  Form of Security Agreement (Borrower)
Exhibit G-2     -  Form of Security Agreement (Subsidiaries)
Exhibit H       -  Form of Stock Pledge Agreement
Exhibit I       -  Form of Subordination Agreement
Exhibit J-1     -  Form of Guaranty
Exhibit J-2     -  Form of Holdings Guaranty
Exhibit J-3     -  Form of General Partner Guaranty
Exhibit K       -  Form of Trademark Assignment
Exhibit L-1     -  Mortgaged Property delivered prior to Effective Date
Exhibit L-2     -  Mortgaged Property delivered after the Effective Date
Exhibit M       -  Assignment of Contracts
Exhibit N       -  Intentionally omitted.
Exhibit O       -  Borrower's Requisition
Exhibit P       -  Construction Inspector's Certificate
Exhibit Q       -  Surveyor's Certificate

                           THIRD AMENDED AND RESTATED
                           --------------------------
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                    ----------------------------------------

     This THIRD AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of March 30, 2001, by and among PETRO STOPPING CENTERS, L.P. (the "Borrower"), a Delaware limited partnership having its principal place of business at 6080 Surety Drive, El Paso, Texas 79905, FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, and the other lending institutions listed on Schedule 1, FLEET NATIONAL BANK (formerly
                                     -------- -
known as BankBoston, N.A.), as agent for itself and such other lending institutions, and FIRST UNION NATIONAL BANK, as Documentation Agent.

     WHEREAS, pursuant to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 23, 1999 (as amended and in effect from time to time, the "Original Credit Agreement"), by and among the Borrower, certain of the Banks (as hereinafter defined) and the Agent (as hereinafter defined), the Banks party thereto made loans and other extensions of credit to the Borrower to refinance existing indebtedness of the Borrower and for working capital and partnership purposes and for financing new site expansions; and

     WHEREAS, the Borrower has requested, among other things, to amend and restate the Original Credit Agreement to make certain changes to the terms of the financing provided under the Original Credit Agreement, and to provide financing to the Borrower for general corporate and partnership and working capital purposes, and the Banks are willing to amend and restate the original Credit Agreement and provide such financing on the terms and conditions set forth herein;

     NOW, THEREFORE, the Borrower, the Banks and the Agent agree that on the Effective Date the Original Credit Agreement is hereby amended and restated in its entirety as set forth herein and shall remain in full force and effect only as set forth herein.

     1.  DEFINITIONS AND RULES OF INTERPRETATION.
         ---------------------------------------

     1.1.  Definitions.
           -----------

     The following terms shall have the meanings set forth in this (S)1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Accounts Receivable.  All rights of the Borrower or any of its Subsidiaries
     -------------------
to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower or any of its Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon.

     Adjustment Date.  The first Business Day which is five (5) days after the
     ---------------
earlier to occur of (a) the Borrower delivers to the Agent or (b) the Borrower is required to deliver to the Agent the Compliance Certificate required by
(S)9.4(d) hereof for the Borrower's fiscal quarter most recently ended.

     Affiliate.  Any Person that would be considered to be an affiliate of the
     ---------
Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

     Agent's Head Office.  The Agent's head office located at 100 Federal
     -------------------
Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

     Agent.  Fleet National Bank (f/k/a BankBoston, N.A.), acting as agent for
     -----
the Banks.

     Agent's Special Counsel.  Bingham Dana LLP or such other counsel as may be
     -----------------------
approved by the Agent.

     Applicable Margin.  For each period commencing on an Adjustment Date
     -----------------
through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Borrower's Leverage Ratio, as determined for the fiscal quarter ended immediately preceding the applicable Rate Adjustment Period.



             Leverage          Base Rate         Eurodollar         Base Rate        Eurodollar        Letter of
          ----------------  --------------  -------------------  --------------  -----------------  -------------
 Level        Ratio            A Loans         Rate A Loans         B Loans        Rate B Loans       Credit Fee
--------  ----------------  --------------  -------------------  --------------  -----------------  -------------

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
I         Greater than               2.25%                3.75%           2.50%              4.00%           3.75%
          5.50:1:00
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
II        Less than or               2.00%                3.50%           2.25%              3.75%           3.50%
          equal to
          5.50:1:00, but
          greater than
          5:00:1.00
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
III       Less than or               1.75%                3.25%           2.00%              3.50%           3.25%
          equal to
          5.00:1.00, but
          greater than
          4.50:1.00
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
IV        Less than or               1.50%                3.00%           1.75%              3.25%           3.00%
          equal to
          4.50:1.00 but
          greater than
          4.00:1.00
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
V         Less than or               1.25%                2.75%           1.75%              3.25%           2.75%
          equal to
          4.00:1.00
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

     Notwithstanding the foregoing, (a) for Loans outstanding and the Letter of Credit Fees payable during the period commencing on the Effective Date through the date immediately preceding the first Adjustment Date to occur after June 30,2001, the Applicable Margin shall not be less than the Applicable Margin set forth above as Level I, and (b) if the Borrower fails to deliver any Compliance Certificate when required by (S)9.4(d) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

     Architect's Contract.  As to each applicable Project, the contract dated
     --------------------
after the Original Closing Date between the Borrower and each of the Borrower's Architects.

     Arranger.  Fleet Securities, Inc.
     --------

     Asset Swap.  Any exchange of property or assets of the Borrower or any of
     ----------
its Subsidiaries for property or assets of an unaffiliated third party which consist of property or assets, including without limitation Stopping Centers, New Profit Centers and Petro:Lubes, owned or used by the Borrower or such Subsidiary in the ordinary course of business.

     Assignment and Acceptance.  See (S)21.1.
     -------------------------

     Assignment of Contracts.  Collectively, the collateral assignments of
     -----------------------
Construction Contracts, Architect's Contracts (if any) and other applicable material contracts executed and delivered by the Borrower to the Agent in connection with each Project and substantially in the form of Exhibit M hereto.
                                                              ---------

     Attributable Debt.  With respect to any sale and leaseback transaction, as
     --------------------
at the date of determination, the greater of (a) the fair value of the property subject to such arrangement (as determined in good faith by the Board of Directors) and (b) the present value (discounted at the rate of interest implicit in such transaction) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended).

     Balance Sheet Date.  December 31, 2000.
     ------------------

     Banks.  Fleet and the other lending institutions listed on Schedule 1
     -----                                                      -------- -
hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to (S)21.

     Base Rate.  The higher of (a) the annual rate of interest announced from
     ---------
time to time by Fleet (or the Agent) at its head office in Boston, Massachusetts, as its "prime rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

     Base Rate A Loans.  Revolving Credit Loans and all or any portion of the
     -----------------
Term Loan A bearing interest calculated by reference to the Base Rate.

     Base Rate B Loans.  All or any portion of the Term Loan B bearing interest
     -----------------
calculated by reference to the Base Rate.

     Base Rate Loans.  The Base Rate A Loans and Base Rate B Loans.
     ---------------

     Borrower.  As defined in the preamble hereto.
     --------

     Borrower's Architect.  For each Project for which, in the Borrower's
     --------------------
reasonable determination, an architect is required, an architect selected by the Borrower.

     Borrower's Requisition.  As defined in (S)13.8.1.
     ----------------------

     Board of Directors.  (a) With respect to the Borrower, for so long as it is
     ------------------
organized as a limited partnership, its Board of Directors or any duly authorized committee thereof; (b) with respect to a corporation, the board of directors of such corporation or any duly authorized committee thereof; and (c) with respect to any other partnership or other entity, the board of directors or similar body of such partnership or other entity or of the general partner or general partners of such partnership or other entity, as the case may be, or any duly authorized committee thereof.

     Business Day.  Any day on which banking institutions in Boston,
     ------------
Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     Capital Assets.  Fixed assets, both tangible (such as land, buildings,
     --------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and goodwill) and including any capital stock or other equity interests in another Person; provided that Capital Assets shall not
                                    --------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures.  Amounts paid or indebtedness incurred by a Person or
     --------------------
any of its Subsidiaries in connection with the purchase or lease by such Person or any of its Subsidiaries of Capital Assets that would be required or permitted to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles (and in the case of amounts permitted to be capitalized, actually so capitalized), including, without limitation, amounts paid or indebtedness incurred in connection with the acquisition, development or construction of Stopping Centers, Petro:Lubes or New Profit Centers to be acquired or opened after the Original Closing Date;

provided, that Capital Expenditures shall not include amounts paid or
--------
Indebtedness incurred by such Person in connection with (a) the defense of trademarks, service marks or copyrights, (b) franchise development expenditures to the extent that such expenditures are reimbursed or recouped through royalties or otherwise within twelve (12) months from the date paid or incurred, as the case may be or (c) any portion of an Asset Swap which is a substantially equivalent exchange of property or assets (other than cash) of the Borrower or any of its Subsidiaries for property or assets (other than cash) of an unaffiliated third party.

     Capital Interests.  With respect to any Person, any and all shares,
     -----------------
interests, participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than debt securities convertible into an equity interest), warrants or options to acquire an equity interest in such Person.

     Capitalized Leases.  Leases under which any Person is the lessee or
     ------------------
obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     Cardwell Group.  J. A. Cardwell, Sr., James A. Cardwell, Jr. and their
     --------------
respective spouses, lineal descendants, estates and Affiliates, including Petro, Inc. (a corporation wholly owned by J.A. Cardwell, Sr.), and JAJCO II, Inc. (a corporation wholly owned by James A. Cardwell, Jr.).

     CERCLA.  See (S)8.18.
     ------

     Change of Control.  The occurrence of any of the following events:
     -----------------

          (a) the Borrower sells, conveys, transfers or leases (either in one transaction or a series of related transactions) all or substantially all of its assets to a Person other than a Wholly-Owned Subsidiary of the Borrower (other than a sale, conveyance, or transfer by the Borrower solely for the purpose of converting the Borrower into a corporation);

          (b) Volvo, Mobil and the Cardwell Group shall at any time, legally or beneficially own less than 51% in the aggregate of the partnership interests of Holdings; provided, however, that each of Volvo, Mobil and the
                            --------  -------
     Cardwell Group shall continue to own partnership interests of Holdings at all times;

          (c) Holdings shall at any time, legally or beneficially, directly or indirectly own less than 99% of the partnership interests of the Borrower; or

          (d) either (i) a "Change of Control" (as such term is defined in the Senior Notes Indenture as in effect on the Original Closing Date) or (ii) a "Change of Control" as defined in any amendment to the Senior Notes Indenture.

     Code.  The Internal Revenue Code of 1986.
     ----

     Collateral.  All of the property, rights and interests of the Borrower and
     ----------
its Subsidiaries (other than Immaterial Subsidiaries) and the pledge by Holdings of all of the partnership interests in the Borrower, that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

     Comdata.  Comdata Network, Inc. d/b/a Comdata Corporation, a Maryland
     -------
corporation.

     Comdata Agreement.  The Agreement dated as of March 3, 1999, between
     -----------------
Comdata and the Borrower, providing for, among other things, the transfer by the Borrower to Comdata of certain collection rights with respect to the Subject Receivables as the same may be amended or modified, provided that any amendment
                                                    --------
or modification which would result in an increase in the credit exposure or obligations of the Borrower or any material adverse change (when considered as a whole) in the economic terms of the transaction or any material change in the nature of the transactions contemplated thereby shall be in form and substance satisfactory to the Agent.

     Comdata Subordination Agreement.  The Subordination Agreement, dated as of
     -------------------------------
July 23, 1999, pursuant to which the Agent, on behalf of itself and the Banks, subordinates its lien in the Subject Receivables to Comdata, and in form and substance satisfactory to the Agent.

     Commitment.  With respect to each Bank, the amount set forth on Schedule 1
     ----------                                                      -------- -
hereto as the amount of such Bank's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero. Following the Conversion Date, the Commitment of each Bank shall be adjusted to reflect the conversion of that portion of the Total Commitment which exceeds $25,000,000 to the Term Loan A.

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's percentage of each of the aggregate
   -------- -
Commitments of all the Banks, and with respect to the Term Loan A and the Term Loan B, the percentage amount set forth on Schedule 1 of such Bank's commitment
                                           ----------
to make the Term Loan A and the Term Loan B.

     Common Interests.  With respect to any Person, the Capital Interests in
     ----------------
such Person that do not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to Capital Interests of any other class in such Person.

     Completion Date.  As to each Project, the last to occur of (a) the
     ---------------
Borrower's Architect's issuance of a final certificate for payment, (b) the Borrower's final payment of amounts outstanding under each such Construction Contract and (c) the issuance of a complete, unconditional certificate or certificates of occupancy for use of the Improvements.

     Compliance Certificate.  See (S)9.4(d).
     ----------------------

     Consolidated or consolidated.  With reference to any term defined herein,
     ----------------------------
shall mean that term as applied to the accounts of a Person and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     Consolidated Cash Flow.  For any period, the sum of (a) the Consolidated
     ----------------------
EBITDA of the Borrower and its Subsidiaries for such period, minus (b)
                                                             -----
Consolidated Tax Distributions made during such period, and, to the extent applicable, income taxes paid by the Borrower and its Subsidiaries during such period, minus (c) the aggregate amount of Maintenance Capital Expenditures
        -----
during such period, minus (d) without duplication, the aggregate amount of all
                    -----
cash Distributions made in such period.

     Consolidated Cash Interest Expense.  For any period, Consolidated Total
     -----------------------------------
Interest Expense, minus, (a) to the extent included in Consolidated Total
                  -----
Interest Expense for such period, the accretion of original issue discount in respect of instruments of indebtedness and any other noncash interest expense, minus (b) to the extent included in Consolidated Total Interest Expense for such period any deferred financing fees and expenses associated with this Credit Agreement, including the amendment fee referred to in (S)6.1.

     Consolidated EBITDA.  For any period, the sum of (in each case without
     -------------------
duplication) (a) the Consolidated Net Income of the Borrower and its Subsidiaries for such period (to the extent applicable, before any income tax expensed by the Borrower or its Subsidiaries to the extent deducted in calculating Consolidated Net Income), plus (b) to the
                                                                ----
extent deducted in the calculation of Consolidated Net Income, the aggregate amount of noncash earnings attributable to minority interest in the Borrower's Subsidiaries (calculated in accordance with generally accepted accounting principles) for such period, plus (c) to the extent deducted in the calculation
                             ----
of Consolidated Net Income, the Consolidated Total Interest Expense of the Borrower and its Subsidiaries for such period, plus (d) to the extent deducted
                                               ----
in the calculation of Consolidated Net Income, consolidated depreciation and amortization charges made (and not previously added in this definition) in calculating Consolidated Net Income of the Borrower and its Subsidiaries for such period, plus (e) to the extent deducted in the calculation of Consolidated
             ----
Net Income, other consolidated noncash charges made (and not previously added in this definition) in calculating Consolidated Net Income of the Borrower and its Subsidiaries for such period, plus (f) to the extent deducted in the calculation
                              ----
of Consolidated Net Income, the aggregate amount of transaction costs incurred in connection with this Credit Agreement and the transactions contemplated hereby, and expensed in such period, plus (g) to the extent deducted in the
                                     ----
calculation of Consolidated Net Income, the aggregate amount of fees and expenses incurred in connection with the financial consultant retained pursuant to (S)9.24 and paid in such period.

     Consolidated Excess Cash Flow. For any period, the amount by which
     -----------------------------
Consolidated EBITDA of the Borrower and its Subsidiaries, exceeds the sum of (a) Consolidated Cash Interest Expense (whether expensed or capitalized, and without giving effect to clause (b) thereof) of the Borrower and its Subsidiaries for such period, plus (b) principal payments made on the Indebtedness of the
             ----
Borrower and its Subsidiaries in such period (excluding repayments of Revolving Credit Loans not made as a result of or in connection with a reduction in the Total Commitment, plus (c) Tax Distributions made in such period, and, to the
                  ----
extent applicable, cash income taxes paid by the Borrower and its Subsidiaries during such period, plus (d) Capital Expenditures permitted under this Credit
                    ----
Agreement incurred or paid in such period up to $8,000,000 in the aggregate in any fiscal year for Maintenance Capital Expenditures and Improvement Capital Expenditures, considered collectively, and $13,700,000 in the aggregate for New Site Capital Expenditures in the 2001 fiscal year and, in any subsequent fiscal year, if the Leverage Ratio as at the end of any fiscal year is less than 4.50:1, the amount of New Site Capital Expenditures permitted hereunder in such fiscal year (to the extent not financed with a Revolving Credit Loan), plus (e)
                                                                       ----
voluntary prepayments on the Term Loans made in such period (other than any prepayment required to be made pursuant to (S)(S)4.4.1 and 4.4.2 hereof), plus
                                                                          ----
(f) the aggregate amount of fees and expenses incurred in connection with the financial consultant retained pursuant to (S)9.24 and paid in such period.

     Consolidated Financial Obligations.  For any period, and without
     ----------------------------------
duplication, the sum of (a) all scheduled payments of principal on Indebtedness of the Borrower and its Subsidiaries, including payments of principal in respect of Capital Leases, which came due during such period, plus (b) Consolidated Cash
                                                      ----
Interest Expense for such period.

     Consolidated Funded Indebtedness.  At any time, the sum of (without
     --------------------------------
duplication) (a) the aggregate amount of Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, relating to the borrowing of money (including indebtedness evidenced by notes or bonds) or the obtaining of credit or in respect of Capitalized Leases (other than Indebtedness as described in clause (l) of the definition of Indebtedness, contingent liabilities of the Borrower to Comdata arising under the Comdata Agreement and Indebtedness permitted by (S)10.1(b)
hereof), plus (without duplication) (b) the sum of (i) the aggregate Maximum
         ----
Drawing Amount of all Letters of Credit outstanding and (ii) all Indebtedness to third parties (other than Indebtedness described in (S)10.1(e)) guaranteed by the Borrower or any of its Subsidiaries in excess of $2,500,000, provided, however, that if the Leverage Ratio as at the most recent fiscal quarter end is less than 4:50:1, such amount shall be increased to $7,500,000.

     Consolidated Net Income (or Deficit).  The consolidated net income (or
     ------------------------------------
deficit) of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary, unusual and nonrecurring noncash items of income or expense.

     Consolidated Net Worth.  As of any date, the aggregate of capital, surplus
     ----------------------
and retained earnings of the Borrower and its Subsidiaries as would be shown on a consolidated balance sheet of the Borrower and its Subsidiaries prepared as of such date in accordance with generally accepted accounting principles, plus,
                                                                       ----
without duplication, the aggregate Capital Interests of the Borrower, less all
                                                                      ----
amounts, if any, attributable to Redeemable Capital Interests in such Person.

     Consolidated Senior Secured Funded Indebtedness.  Consolidated Funded
     -----------------------------------------------
Indebtedness, excluding any such Indebtedness that is unsecured, or any such Indebtedness that is subordinated to the Obligations on terms acceptable to the Agent.

     Consolidated Total Interest Expense.  For any period, the aggregate amount
     -----------------------------------
of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, other than Indebtedness of the Borrower to Comdata arising under the Comdata Agreement, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     Construction Budget.  As to each Project, the budget for total estimated
     -------------------
Property Costs for such Project, submitted by the Borrower to the Agent, in connection with an Initial Project Loan which includes: (a) a line item cost breakdown for construction of the Improvements (the "Direct Cost Breakdown");
(b) a line item cost breakdown for Indirect Costs (the "Indirect Cost Breakdown"); and (c) a schedule of the sources of funds to pay such Property Costs (the "Source of Funds Schedule"), or, if applicable, any revised Construction Budget thereafter delivered by the Borrower to the Agent in accordance with the Credit Agreement.

     Construction Contract.  As to each Project, the contract between the
     ---------------------
Borrower and the Contractor party thereto.

     Construction Inspector.  At the Agent's option, either an officer or
     ----------------------
employee of the Agent or consulting architects, engineers or inspectors appointed by the Agent.

     Construction Schedule.  For each Project, the schedule of the estimated
     ---------------------
dates of commencement and completion of the Improvements, submitted by the Borrower to the Agent in connection with an Initial Project Loan.

     Contingency Reserve.  As to any Project, the amount(s) allocated as
     -------------------
contingency reserve(s) in the Construction Budget for such Project.

     Contractor.  As to any Project, the general contractor selected by the
     ----------
Borrower from time to time.

     Conversion Date.  July 23, 2002.
     ---------------

     Conversion Request.  A notice given by the Borrower to the Agent of the
     ------------------
Borrower's election to convert or continue a Loan in accordance with (S)2.7,
(S)4.1.4 or (S)4.2.4.

     Credit Agreement.  This Third Amended and Restated Revolving Credit and
     ----------------
Term Loan Agreement, including the Schedules and Exhibits hereto.

     Default.  See (S)14.1.
     -------

     Disbursement Schedule.  For each Project, the schedule of the amounts of
     ---------------------
Revolving Credit Loans anticipated to be requested by the Borrower each month during the term of construction of the Improvements (including an itemization of direct costs and Indirect Costs to be included in each such requisition).

     Discount Notes.  The 15% Senior Discount Notes due August 1, 2008 in the
     --------------
aggregate original principal amount of not more than $55,600,000 issued by Holdings and Petro Holdings Financial pursuant to the Discount Notes Indenture and in the form delivered to the Agent prior to the Original Closing Date.

     Discount Notes Indenture.  The Indenture dated on or prior to the Original
     ------------------------
Closing Date, among Holdings, Petro Holdings Financial and the Trustee, in the form delivered to the Agent on or prior to the Original Closing Date.

     Distribution.  The payment by any Person of any distributions or other
     ------------
payments to its partners as such or, as the case may be, its shareholders or other equity holders as such; the declaration or payment of any dividend on or in respect of any partnership interest in or shares of any class of capital stock or other equity interests of any Person, other than dividends or other distributions payable solely in partnership interests or in shares of the same or a junior class of stock or Capital Interests of such Person; or the purchase or other retirement of any partnership interest in, or shares of any class of capital stock or other equity interests of, any Person, directly or indirectly through a Subsidiary or otherwise; the return of capital by any Person to its shareholders or partners as such; or any other distribution on or in respect of any partnership interest or shares of any class of capital stock or Capital Interests of any Person.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office.  Initially, the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if any,
        -------- -
located within the United States that will be making or maintaining Base Rate Loans.

     Domestic Subsidiary.  Any Subsidiary (direct or indirect, existing on the
     -------------------
date hereof or acquired or formed hereafter in accordance with the provisions hereof) of the Borrower which is incorporated under the laws of the United States of America, or a State or other subdivision of the United States of America.

     Drawdown Date.  The date on which any Revolving Credit Loan or Term Loan is
     -------------
made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.7, or all or any portion of any Term Loan is converted or continued in accordance with (S)4.1.4(b) or
(S)4.2.4(b), as the case may be.

     Effective Date.  The first date on which the conditions set forth in (S)12
     --------------
have been satisfied and any Revolving Credit Loans are to be converted or advanced hereunder and the Term Loan B is to be converted or any Letter of Credit is to be issued hereunder, which date is May 14, 2001.

     Eligible Assignee.  Any of (a) (i) a commercial bank or finance company
     -----------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such
                                                              --------
bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; (v) any other bank, insurance company, commercial finance company or other financial institution or fund approved by the Agent, such approval not to be unreasonably withheld; and
(vi) after the occurrence and during the continuation of a Default or Event of Default, any other Person approved by the Agent, which approval shall not be unreasonably withheld; and (b) any Bank and any Affiliate of any Bank and, with respect to any Bank that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor of such Bank or by an Affiliate of such investment advisor (and treating all such funds so managed as a single Eligible Assignee); provided that no Affiliate of the
                                        --------
Borrower shall be an Eligible Assignee.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
(S)3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environmental Laws.  See (S)8.18(a).
     ------------------

     ERISA.  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ---------------
Borrower under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event with respect to a Guaranteed
     ----------------------
Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Eurocurrency Reserve Rate.  For any date with respect to a Eurodollar Rate
     -------------------------
Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Business Day.  Any day on which commercial banks are open for
     -----------------------
international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     Eurodollar Lending Office.  Initially, the office of each Bank designated
     -------------------------
as such in Schedule 1 hereto; thereafter, such other office of such Bank, if
           -------- -
any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate.  For any Interest Period with respect to a Eurodollar Rate
     ---------------
Loan, the rate of interest equal to (a) the arithmetic average of the rates per annum for the Reference Bank (rounded upwards to the nearest 1/16 of one percent) of the rate at which such Reference Bank's Eurodollar Lending Office is offered Dollar deposits two (2) Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of the Reference Bank to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Eurodollar Rate A Loans.  Revolving Credit Loans and all or any portion of
     -----------------------
the Term Loan A bearing interest calculated by reference to the Eurodollar Rate.

     Eurodollar Rate B Loans.  All or any portion of the Term Loan B bearing
     -----------------------
interest calculated by reference to the Eurodollar Rate.

     Eurodollar Rate Loans.  The Eurodollar Rate A Loans and the Eurodollar Rate
     ---------------------
B Loans.

     Event of Default.  See (S)14.1.
     ----------------

     Exposure.  As to any Bank, on any date of determination, the sum of its
     --------
Commitment and the outstanding amount of its Term Loans.

     Fleet.  Fleet National Bank (f/k/a BankBoston, N.A.), a national banking
     -----
association, in its individual capacity.

     Foreign Subsidiary.  Any Subsidiary (direct or indirect, existing on the
     ------------------
date hereof or acquired or formed hereafter in accordance with the provisions hereof) of the Borrower which is incorporated under the laws of a jurisdiction other than the United States of America, or a State or other subdivision of the United States of America.

     General Partner Guaranty.  The General Partner Guaranty in substantially
     ------------------------
the form of Exhibit J-3 hereto, dated or to be dated on or prior to the Original
            -----------
Closing Date, made by Petro, Inc. in favor of the Banks and the Agent pursuant to which Petro, Inc. guarantees to the Banks and the Agent the payment and performance of the Obligations.

     Generally accepted accounting principles.  (a) When used in (S)11, whether
     ----------------------------------------
directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     -----------------------
meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guaranty.  The Second Amended and Restated Guaranty in substantially the
     --------
form of Exhibit J-1 hereto, dated or to be dated on or prior to the Original
        ------- ---
Closing Date, and reaffirmed by the Reaffirmation of Security Documents, made by each Domestic Subsidiary of the Borrower (unless such Domestic Subsidiary is an Immaterial Subsidiary) in favor of the Banks and the Agent pursuant to which each Domestic Subsidiary of the Borrower jointly and severally guaranties to the Banks and the Agent the payment and performance of the Obligations.

     Hazardous Substances.  Any hazardous waste, as defined by 42 U.S.C.
     --------------------
(S)6903(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws.

     Holdings.  Petro Stopping Centers Holdings, L.P., a Delaware limited
     --------
partnership.

     Holdings Guaranty.  The Holdings Guaranty in substantially the form of
     -----------------
Exhibit J-2 hereto, dated or to be dated on or prior to the Original Closing
-----------
Date, and reaffirmed by the Reaffirmation of Security Documents, made by Holdings in favor of the Banks and the Agent pursuant to which Holdings guaranties to the Banks and the Agent the payment and performance of the Obligations and in form and substance satisfactory to the Banks and the Agent.

     Holdings Partnership Agreement.  The Limited Partnership Agreement of
     ------------------------------
Holdings, dated as of July 23, 1999, among Petro, Inc., Petro Warrant, James A Cardwell, Sr., James A.

Cardwell, Jr., JAJCO II, Inc., Mobil and Volvo Holdings, and in the form delivered to the Agent on or prior to the Original Closing Date.

     Immaterial Subsidiary.  Any Subsidiary of the Borrower which does not
     ---------------------
conduct any substantial revenue producing business and has assets with an aggregate value of less than $1,000,000, provided that the assets of all
                                         --------
Immaterial Subsidiaries shall not exceed $5,000,000 in the aggregate and no Subsidiary which is, or is required to be a guarantor under the Senior Notes Indenture shall constitute an Immaterial Subsidiary.

     Improvement Capital Expenditures.  Capital Expenditures of the Borrower and
     --------------------------------
its Subsidiaries in connection with making improvements to existing facilities or the construction or acquisition of property not constituting New Site Capital Expenditures.

     Improvements.  As to each Project, the buildings, fixtures, equipment and
     ------------
other improvements to be demolished, developed, constructed or renovated on the Land in accordance with the Plans and Specifications.

     Indebtedness.  With respect to any Person, whether recourse is to all or a
     ------------
portion of the assets of such Person or non-recourse, and whether or not contingent, the following (without duplication): (a) all indebtedness of such Person for borrowed money, whether current or funded, secured or unsecured, recourse or non-recourse, (b) all obligations (other than interest, premium and additional payments, if any) of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all indebtedness of such Person for the deferred purchase price of property or services represented by a note or other security (other than in respect of any trade payable), (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all indebtedness of such Person secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (f) all Capitalized Lease obligations (other than the interest component of such Capitalized Lease obligations), (g) any liability of such Person in respect of banker's acceptances, letters of credit or similar facilities issued for the account of such Person, (h) all other indebtedness secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed (limited, however, in the case of liabilities of others, to the lesser of the amount of such liabilities or the value of such property), (i) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, (j) the obligations to reimburse the issuer in respect of any letters of credit, (k) the maximum fixed redemption or repurchase price of Redeemable Capital Interests in such Person at the time of determination; (l) any interest swap obligations or currency hedge obligations of such Person at the time of determination; (m) Attributable Debt with respect to any sale and leaseback transaction to which such Person is a party, and (n) all obligations of the types referred to in paragraphs (a) through (m) of this definition of Indebtedness of another Person and all dividends or other distributions of another Person, the payment of which, in either case (i) such Person has guaranteed or (ii) is secured by (or the holder of such Indebtedness or the recipient of such dividends or other distributions has an existing right, whether contingent or otherwise, to be secured by) any lien upon the property or other assets of such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, dividends or other distributions. For purposes of the foregoing, (i) the maximum fixed repurchase price of any Redeemable Capital Interests that do not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Interests as if such Redeemable Capital Interests were repurchased on any date of determination, provided, however, that, if such Redeemable Capital Interests are
               --------  -------
not then permitted to be repurchased, the repurchase price shall be the book value of such Redeemable Capital Interests; and (ii) the amount outstanding at any time of any Indebtedness issued with original issue discount is the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in accordance with generally accepted accounting principles.

     Indirect Costs.  For each Project, the title insurance premiums, survey
     --------------
charges, engineering fees, architectural fees, real estate taxes during the period of construction, commitment fees and interest payable to the Banks under the Revolving Credit Loans, premiums for insurance, legal fees and all other expenses which are, in accordance with generally accepted accounting principles, Capital Expenditures relating to the Project.

     Ineligible Securities.  Securities which may not be underwritten or dealt
     ---------------------
in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. (S)24, Seventh), as amended.

     Initial Project Loan.  With respect to any Project, the first Revolving
     --------------------
Credit Loan to be made hereunder the proceeds of which will be used to finance the Property Costs of such Project.

     Interest Payment Date.  (a) As to any Base Rate Loan, the last day of the
     ---------------------
calendar quarter which includes the Drawdown Date thereof, and the last day of each subsequent calendar quarter; and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) three (3) months or less, the last day of such Interest Period and (ii) more than three (3) months, the date that is three (3) months from the first day of such Interest Period, the date which is every succeeding three (3) months from the last Interest Payment Date and, in addition, the last day of such Interest Period.

     Interest Period.  With respect to each Revolving Credit Loan or all or any
     ---------------
relevant portion of the Term Loans, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurodollar Rate Loan, 1, 2, 3, 6, or, if available to all of the Banks, 9 or 12 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request;

provided that all of the foregoing provisions relating to Interest Periods are
--------
subject to the following:

          (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (c) if the Borrower shall fail to give notice as provided in (S)2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (d) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (e) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit Loan), the Term Loan A Maturity Date (if comprising Term Loan A or a portion thereof) or the Term Loan B Maturity Date (if comprising Term Loan B or a portion thereof) shall end on the Revolving Credit Loan Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date (as the case may be).

     International Standby Practices.  With respect to any standby Letter of
     -------------------------------
Credit, International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Investments.  Any direct or indirect loan, advance (or other extension of
     -----------
credit) or capital contribution to (by means of any transfer of cash or other property or assets to another Person or any other payments for property or services for the account or use of another Person), including without limitation the following: (a) the purchase or acquisition of any Capital Interest or other evidence of beneficial ownership in another Person; (b) the purchase, acquisition or guarantee of the Indebtedness of another Person or the issuance of a "keep well" with respect thereto; and (c) the purchase or acquisition of the business or assets of another Person; provided, however, that (a) accounts
                                          --------  -------
receivable purchased by the Borrower from its franchisees, licensees and third party contractors in the ordinary course of business consistent with past practices on commercially reasonable terms in accordance with normal trade practices; (b) the acquisition of current assets in the ordinary course of business; and (c) prepaid expenses and workers' compensation, utility, lease and similar deposits made in the ordinary course of business shall not constitute Investments as defined herein. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iii) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (iv) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Land.  The Real Estate on which a Stopping Center or Petro:Lube has been
     ----
built or is to be built.

     Letter of Credit.  See (S)5.1.1.
     ----------------

     Letter of Credit Application.  See (S)5.1.1.
     ----------------------------

     Letter of Credit Participation.  See (S)5.1.4.
     ------------------------------

     Leverage Ratio.  The ratio of Consolidated Funded Indebtedness at the end
     --------------
of any fiscal quarter to Consolidated EBITDA for the four (4) fiscal quarters then ended of the Borrower.

     Lien.  As to any Person, (a) any lien, encumbrance, mortgage, pledge,
     ----
charge, restriction, or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) any transfer of any such property or assets or the income or profits therefrom for the purpose of securing the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) any acquisition, or agreement or option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) the existence for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever under applicable law over its general creditors; or (e) any sale, assignment, pledge or other transfer of any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse.

     Loan Account.  With respect to any Revolving Credit Loan, Term Loan A or
     ------------
Term Loan B, the records or accounts kept by any Bank with respect to such Loan.

     Loan Documents.  This Credit Agreement, the Notes, the Letter of Credit
     --------------
Applications, the Letters of Credit, the Comdata Subordination Agreement, and the Security Documents and any agreements relating to the interest rate protection arrangements required pursuant to (S)9.19 hereof.

     Loan Request.  See (S)2.6.
     ------------

     Loans.  The Revolving Credit Loans and the Term Loans.
     -----

     Maintenance Capital Expenditures.  All Capital Expenditures other than
     --------------------------------
those constituting New Site Capital Expenditures or Improvement Capital Expenditures.

     Majority Banks.  As of any date, the Banks holding at least fifty-one
     --------------
percent (51%) of the sum of the outstanding principal amount of the Loans plus
                                                                          ----
the unused portion of the Commitments on such date, plus the Maximum Drawing
                                                    -----
Amount of Letters of Credit on such date; and if no such Loans and Letters of Credit are outstanding, the Banks whose aggregate Commitments constitute at least fifty-one percent (51%) of the Total Commitment.

     Maximum Drawing Amount.  The maximum aggregate amount that the
     ----------------------
beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Mobil.  Mobil Long Haul Inc., a Delaware corporation.
     -----

     Mortgage Amendments.  Collectively, each of the amendments to each of the
     -------------------
Mortgages entered into prior to the Original Closing Date.

     Mortgaged Property.  Any Real Estate which is subject to any Mortgage,
     ------------------
including any Real Estate acquired by the Borrower or a Subsidiary after the Original Closing Date which has or shall become subject to a Mortgage upon acquisition.

     Mortgages.  Collectively, (a) the several mortgages and deeds of trust,
     ---------
dated as of May 18, 1994, as amended, and as further amended by the Mortgage Amendments pertaining to such Mortgage, from the Borrower and its Subsidiaries to the Agent with respect to the fee and leasehold interests of the Borrower and its Subsidiaries in the Real Estate referred to in Exhibit L-1 hereto and in
                                                   ------- ---
form and substance satisfactory to the Banks and the Agent, (b) each of (i) the Mortgage dated as of September 6, 1994, as amended, and as further amended by the Mortgage Amendments, pertaining to such Mortgage on the fee interest of the Borrower in the Real Estate located in Ocala, Florida; and (ii) the Mortgage dated as of January 5, 1996, as amended, and as further amended by the Mortgage Amendments, pertaining to such Mortgage on the fee interest of the Borrower in the Real Estate located in Medford, Oregon; (c) the Mortgage dated as of January 30, 1997, as amended by the Mortgage Amendments, pertaining to such Mortgage on the fee interest of the Borrower in the Real Estate located in Franklin, Kentucky; (d) the several mortgages and deeds of trust, dated or to be dated on or prior to the Effective Date, from the Borrower and its Subsidiaries in the Real Estate referred to in Exhibit L-2 hereto and in form and substance
                           -----------
satisfactory to the Banks and the Agent, and (e) such additional mortgages and deeds of trust as may be dated after the Effective Date from the Borrower and its Subsidiaries with respect to fee and leasehold interests in Real Estate acquired after the Effective Date which the Borrower or such Subsidiary is required to mortgage pursuant to (S)9.13.

     Multiemployer Plan.  Any multiemployer plan within the meaning of (S)3(37)
     ------------------
of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     New Profit Center Improvements.  As to each New Profit Center Project, the
     ------------------------------
buildings, fixtures, equipment and other improvements to be constructed on the existing Stopping Center or Petro:Lube, as the case may be, in accordance with the plans and specifications applicable thereto.

     New Profit Center Personal Property.  As to each New Profit Center Project,
     -----------------------------------
the materials, furnishings, fixtures, machinery, equipment and all items of tangible and intangible personal property now or hereafter owned by the Borrower or any of its Subsidiaries, wherever located, and either (a) to be incorporated into the New Profit Center Improvements, (b) used in connection with the construction of the New Profit Center Improvements or (c) to be used in connection with the operation of the Land where such New Profit Center Project is located or New Profit Center Improvements or both.

     New Profit Center Project.  The construction, acquisition or development by
     -------------------------
the Borrower or any Subsidiary of any New Profit Center on any existing Stopping Center or Petro:Lube.

     New Profit Center Property.  As to each New Profit Center Project, the New
     --------------------------
Profit Center Improvements and the New Profit Center Personal Property.

     New Profit Center Property Costs.  As to each New Profit Center Project,
     --------------------------------
all New Site Capital Expenditures and, without duplication, all costs that will be incurred by the Borrower or any of its Subsidiaries in connection with the construction of the New Profit Center Improvements, and the carrying of the New Profit Center Property through the date which is, as to each New Profit Center Project, the last to occur of (a) the issuance by the architect (if any) responsible for such New Profit Center Project of a final certificate for payment, (b) the Borrower's or such Subsidiary's final payment of amounts outstanding under each such construction contract and (c) the issuance of a complete, unconditional certificate or certificates of occupancy for use of the New Profit Center Improvements.

     New Profit Centers.  Any new profit center or operation intended to create
     ------------------
new or expanded revenues acquired, developed or constructed after the Original Closing Date on any existing Stopping Center or Petro:Lube.

     New Site Capital Expenditures.  Capital Expenditures made for the purpose
     ------------------------------
of, and in connection with, (a) the acquisition or construction by the Borrower or any of its Subsidiaries of Stopping Centers and Petro:Lubes acquired, constructed or opened after the Original Closing Date, (b) any Other Permitted Acquisition and (c) any New Profit Center.

     Non-Wholly Owned Subsidiary.  Any Subsidiary of which less than 100%, but
     ---------------------------
more than 50% of, the outstanding Common Interests thereof are owned and controlled, directly or indirectly, by the Borrower.

     Notes.  The Revolving Credit Notes and the Term Notes.
     -----

     Obligations.  All indebtedness, obligations and liabilities of the Borrower
     -----------
and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any Letter of Credit Application, Letter of Credit, any interest rate protection agreements or other instruments at any time evidencing any thereof.

     Old Indenture.  The Indenture dated as of May 24, 1994 and as amended
     -------------
pursuant to the terms set forth in the Indenture Tender Offer, among the Borrower, Petro Financial and First Trust National Association, as Trustee, in the form delivered to the Agent prior to the Original Closing Date.

     Old Notes.  The 12.50% Senior Notes due 2002 in the aggregate amount of
     ---------
$100,000,000 issued by the Borrower and Petro Financial pursuant to the Old Indenture and in the form delivered to the Agent prior to the Original Closing Date, and of which less than $10,000,000 in principal amount shall be outstanding from and after the Original Closing Date.

     Operating Partnership Agreement.  The Fourth Amended and Restated Limited
     -------------------------------
Partnership Agreement of the Borrower, dated as of July 23, 1999, among Holdings, Petro Holdings GP, LLC, James A.. Cardwell, Jr. and Petro Inc. and in the form delivered to the Agent on or prior to the Original Closing Date.

     Original Closing Date.  July 23, 1999.
     ---------------------

     Original Credit Agreement.  As defined in the preamble.
     -------------------------

     Other Taxes.  Any present or future stamp or documentary taxes or any other
     -----------
excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Credit Agreement or any other Loan Document.

     Outstanding.  With respect to the Loans, the aggregate unpaid principal
     -----------
thereof as of any date of determination.

     Partnership Pledge Agreement.  The Collateral Assignment of Partnership
     ----------------------------
Interest in substantially the form of Exhibit F hereto, dated or to be dated as
                                      ------- -
of the Original Closing Date, between Holdings and the Agent and in form and substance satisfactory to the Banks and the Agent.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     Perfection Certificates.  The Second Amended and Restated Perfection
     -----------------------
Certificates as defined in the Security Agreements.

     Permitted Acquisition Closing Date.  The date on which a Permitted
     ----------------------------------
Acquisition occurs.

     Permitted Acquisitions.  See (S)10.5.1 hereof.
     ----------------------

     Permitted Liens.  Liens, security interests, mortgages and other
     ---------------
encumbrances permitted by (S)10.2.

     Person.  Any individual, corporation, partnership, trust, unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Personal Property.  As to each Project, the materials, furnishings,
     -----------------
fixtures, machinery, equipment and all items of tangible and intangible personal property now or hereafter owned by the Borrower, wherever located, and either
(a) to be incorporated into the Improvements, (b) used in connection with the construction of the Improvements or (c) to be used in connection with the operation of the Land or Improvements or both.

     Petro Distributing.  Petro Distributing, Inc., a Delaware corporation.
     ------------------

     Petro Financial.  Petro Financial Corporation, a Delaware corporation.
     ---------------

     Petro Holdings Financial.  Petro Holdings Financial Corporation, a Delaware
     ------------------------
corporation.

     Petro, Inc..  Petro, Inc., a Texas corporation
     -----------

     Petro:Lube.  A lube, oil and filter, tire and minor mechanical maintenance
     ----------
express facility for trucks and other heavy duty vehicles.

     Petro:Lube Improvements.  As to each Petro:Lube Project, the buildings,
     -----------------------
fixtures, equipment and other improvements to be constructed on the Land in accordance with the plans and specifications applicable thereto.

     Petro:Lube Project.  The construction or development by the Borrower or any
     ------------------
Subsidiary of any Petro:Lube, or the renovation of any facility to become a Petro:Lube acquired by the Borrower or any Subsidiary in any Permitted Acquisition, on any Real Estate owned, leased or acquired by the Borrower or any Subsidiary.

     Petro:Lube Personal Property.  As to each Petro:Lube Project, the
     ----------------------------
materials, furnishings, fixtures, machinery, equipment and all items of tangible and intangible personal property now or hereafter owned by the Borrower or any Subsidiary, wherever located, and either (a) to be incorporated into the Petro:Lube Improvements, (b) used in connection with the construction of the Petro:Lube Improvements or (c) to be used in connection with the operation of the Land or Petro:Lube Improvements or both.

     Petro:Lube Property.  As to each Petro:Lube Project, the Land, the
     -------------------
Petro:Lube Improvements and the Petro:Lube Personal Property.

     Petro Warrant.  Petro Warrant Holdings Corporation, a Delaware corporation.
     -------------

     Plans and Specifications.  As to each Project, the plans and specifications
     ------------------------
for the Improvements, as modified from time to time, and more particularly identified on a schedule to the Construction Contract pertaining thereto or with the Construction Budget thereto

     Preferred Interests.  As applied to the Capital Interests in any Person,
     -------------------
means Capital Interests in such Person of any class or classes (however designated) that rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to Common Interests in such Person.

     Prescribed Forms.  Duly executed forms or statements, and in such number of
     ----------------
copies, which may, from time to time be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of the Bank providing the forms or statements, (b) the Code, or (c) any applicable rule or regulation under the Code, permit the Borrower or the Agent to make payments hereunder for the account of such Bank free of deduction or withholding of income or similar taxes. Each of the Borrower and the Agent agrees and acknowledges that delivery of the following documents by a Bank which is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" shall constitute delivery of Prescribed

Forms for purposes of this definition: (i) a Form W-8, or any subsequent versions thereof or successors thereto, and (ii) a certificate representing that such Bank is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code), properly completed and duly executed by such Bank claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments of interest by the Borrower under this Credit Agreement and the other Loan Documents.

     Pro Forma Basis.  In connection with a Permitted Acquisition, other than
     ---------------
Permitted Acquisitions of Undeveloped Land, the Consolidated Funded Indebtedness and Consolidated EBITDA for calculation of the Leverage Ratio for the fiscal quarter in which such Permitted Acquisition occurred and each of the three (3) succeeding fiscal quarters with reference to the audited historical financial results of the Person or assets so acquired and the Borrower and its Subsidiaries for the applicable Test Period after giving effect on a pro forma
                                                                     --- -----
basis to such Permitted Acquisition and assuming that such Permitted Acquisition had been consummated at the beginning of such Test Period in the manner described in (i), (ii) and (iii) below:

          (i) all Indebtedness (whether under this Credit Agreement or otherwise) and any other balance sheet adjustments incurred or made in connection with the Permitted Acquisition shall be deemed to have been incurred or made on the first day of the Test Period, and all Indebtedness of the Person acquired or to be acquired in such Permitted Acquisition which was or will have been repaid in connection with the consummation of the Permitted Acquisition shall be deemed to have been repaid concurrently with the incurrence of the Indebtedness incurred in connection with the Permitted Acquisition;

          (ii) all Indebtedness assumed to have been incurred pursuant to the preceding clause (i) shall be deemed to have borne interest at the sum of
     (a) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the date of determination plus (b) the Applicable
                                                         ----
     Margin for Revolving Credit Loans then in effect (after giving effect to the Permitted Acquisition on a Pro Forma Basis); and

          (iii) other reasonable cost savings, expenses and other income statement or operating statement adjustments which are attributable to the change in ownership and/or management resulting from such Permitted Acquisition as may be approved by the Agent in writing (which approval shall not be unreasonably withheld) shall be deemed to have been realized on the first day of the Test Period.

     Project.  As applicable, (a) the construction by the Borrower or any
     -------
Subsidiary of any Stopping Center or the renovation of any Improvements acquired by the Borrower or any Subsidiary in any Permitted Acquisition, on any Real Estate owned, leased or acquired by the Borrower or any Subsidiary, or (b) any Petro:Lube Project, or (c) any New Profit Center Project, or (d) the development of any Land in connection with the foregoing.

     Property.  As to each Project, the Land, Improvements and Personal
     --------
Property.

     Property Costs.  As to each Project, all New Site Capital Expenditures and,
     --------------
without duplication, all costs that will be incurred by the Borrower in connection with the acquisition of the Land, the construction of the Improvements, and the carrying of the Property through the Completion Date, including without limitation all Indirect Costs.

     Rate Adjustment Period.  See the definition of Applicable Margin.
     ----------------------

     Reaffirmation of Security Documents.  The Amendment and Reaffirmation of
     -----------------------------------
Security Documents dated as of the Effective Date by each of Holdings, the General Partner, the Borrower and the Domestic Subsidiaries, in form and substance satisfactory to the Agent.

     Real Estate.  All real property at any time owned or leased (as lessee or
     -----------
sublessee) by the Borrower or any of its Subsidiaries.

     Record.  The grid attached to a Note, or the continuation of such grid, or
     ------
any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     Redeemable Capital Interest.  In any Person, any equity security of such
     ---------------------------
Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or otherwise (including the passage of time or the happening of an event), is required to be redeemed, is redeemable at the option of the holder thereof in whole or in part (including by operation of a sinking fund), or is convertible or exchangeable for Indebtedness of such Person at the option of the holder thereof, in whole or in part, at any time prior to the Term Loan B Maturity Date; provided, however, that Preferred
                                             --------  -------
Interests of the Borrower or any Subsidiary thereof that are issued with the benefit of provisions requiring a change of control offer to be made for such Preferred Interests in the event of a Change of Control of the Borrower shall not be deemed to be Redeemable Capital Interests solely by virtue of such provision.

     Reference Bank.  Fleet.
     --------------

     Reimbursement Obligation.  The Borrower's obligation to reimburse the Agent
     ------------------------
and the Banks on account of any drawing under any Letter of Credit as provided in (S)5.2.

     Rental Obligations.  All present and future obligations of the Borrower or
     ------------------
any of its Subsidiaries under any rental agreements or leases of real or personal property, other than (a) obligations that can be terminated by the giving of notice without liability to the Borrower or such Subsidiary in excess of the liability for rent due as of the date on which such notice is given and for periods through the effective date of termination specified in such notice, not to exceed ninety (90) days after the date of notice, and under which no penalty or premium is paid as a result of any such termination and (b) obligations in respect of Capitalized Leases.

     Replacement Asset.  With respect to any asset sale, a property or asset
     -----------------
that consists of a Stopping Center or that, as determined by the board of Directors of the Borrower, as evidenced by a board resolution, is used or will be used in connection with the Stopping Center business of the Borrower or any Subsidiary Guarantor or a business reasonably related thereto.

     Replacement Bank.  See (S)6.13.
     ----------------

     Revolving Credit Loan Commitment Percentage.  With respect to each Bank,
     -------------------------------------------
the percentage set forth on Schedule 1 hereto as such Bank's percentage of the
                            ----------
aggregate Commitments of all the Banks.

     Revolving Credit Loan Maturity Date.  July 23, 2004.
     -----------------------------------

     Revolving Credit Loans.  Revolving credit loans made or to be made by the
     ----------------------
Banks to the Borrower pursuant to (S)2.

     Revolving Credit Note Record.  A Record with respect to a Revolving Credit
     ----------------------------
Note.

     Revolving Credit Notes.  See (S)2.4.
     ----------------------

     Section 20 Subsidiary.  A Subsidiary of the bank holding company
     ---------------------
controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     Security Agreements.  Collectively, the Third Amended and Restated Security
     -------------------
Agreement between the Borrower and the Agent substantially in the form of

Exhibit G-1 hereto, and the Second Amended and Restated Security Agreement among
------- ---
the Subsidiaries of the Borrower and the Agent substantially in the form of

Exhibit G-2 hereto, each dated or to be dated on or prior to the Original
------------
Closing Date.

     Security Documents.  The Guaranty, the Holdings Guaranty, the General
     ------------------
Partner Guaranty, the Security Agreements, the Assignment of Contracts, the Mortgages, the Trademark Assignments, the Partnership Pledge Agreements, the Stock Pledge Agreement and the Reaffirmation of Security Documents.

     Senior Notes.  The 10 1/2% Senior Notes due 2007 in the aggregate
     ------------
outstanding principal amount of not more than $135,000,000 issued by the Borrower and Petro Financial pursuant to the Senior Notes Indenture, as amended by the Supplemental Indenture dated as of the Original Closing Date, and in the form delivered to the Agent prior to the Original Closing Date.

     Senior Notes Indenture.  The Indenture dated January 30, 1997, among the
     ----------------------
Borrower, Petro Financial and the Trustee, as amended by the Supplemental Indenture dated as of the Original Closing Date, in the form delivered to the Agent on or prior to the Original Closing Date.

     Sponsors.  The collective reference to Mobil, Volvo, James A. Cardwell,
     --------
Sr., James A. Cardwell, Jr. and JAJCO II, Inc.

     Stock Pledge Agreement.  The Second Amended and Restated Stock Pledge
     ----------------------
Agreement in substantially the form of Exhibit H hereto, dated on or prior to
                                       ------- -
the Original Closing Date, between the Borrower and the Agent.

     Stopping Centers.  Multi-service truck stops, stopping center facilities or
     ----------------
other travel plaza facilities known as "Petro Stopping Centers" or "Petro: 2" (or such other names as the Borrower may from time to time adopt) which facilities provide services and amenities to commercial truck drivers and/or trucking companies as well as other highway motorists and local residents and which are operated by the Borrower or any of its Subsidiaries.

     Subject Receivables.  Those Accounts Receivable of the Borrower or any of
     -------------------
its Subsidiaries in which the collection rights with respect thereto are transferred to Comdata pursuant to the terms of the Comdata Agreement.

     Subsidiary.  Any corporation, association, trust, partnership or other
     ----------
business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock or other voting equity interests.

     Survey.  In relation to each Mortgaged Property, an instrument survey of
     ------
such Mortgaged Property dated as of a date subsequent to January 1, 1992 for each Mortgaged Property owned or leased by the Borrower or any of its Subsidiaries on or prior to January 30, 1997 and such other later date as is acceptable to the Agent for any Mortgaged Property owned or leased by the Borrower or any of its Subsidiaries after the Original Closing Date, which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all such buildings and structures are within the lot lines of such Mortgaged Property, shall show any encroachments by others, and shall show whether such Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain or flood hazard district established under federal, state or local law.

     Surveyor Certificate.  In relation to each Mortgaged Property for which a
     --------------------
Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing substantially the information contained in the form of certification attached hereto as Exhibit Q
                                                                      ---------
hereto, addressed or certified to the Agent and the Title Insurance Company.

     Taking.  Any condemnation for public use of, or damage by reason of, the
     ------
action of any governmental authority or agency, or any transfer by private sale in lieu thereof, either temporarily or permanently.

     Tax Distributions.  Distributions to the partners of the Borrower and its
     -----------------
Subsidiaries made for the purpose of providing funds to pay such partner's tax liability in respect of the taxable income of the Borrower or to pay (in the case of Holdings as a partner of the Borrower) the tax liability of a partner of Holdings in respect of the taxable income of Holdings and the Borrower. Aggregate Tax Distributions shall not exceed for any year, an amount equal to the Borrower's or such Subsidiary's (as the case may be) taxable income for such year multiplied by the maximum combined federal and state tax rate for individuals or corporations, as the case may be (expressed as a decimal) then in effect calculated on a consolidated basis to the extent applicable. Tax Distributions paid with respect to the first fiscal quarter of any year shall not exceed an amount equal to twenty-five percent (25%) of the greater of the prior year's tax liability or the amount necessary to take advantage of applicable safe harbors for estimated tax payments.

     Taxes.  Any and all present or future taxes, levies, imposts, deductions,
     -----
charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

     Term A Notes.   See (S)4.1.2.
     -------------

     Term A Note Record.   A record with respect to a Term A Note.
     -------------------

     Term B Notes.   See (S)4.2.2.
     -------------

     Term B Note Record.   A record with respect to a Term B Note.
     -------------------

     Term Loan A.   The term loan made or to be made by the Banks to the
     ------------
Borrower on the Conversion Date as contemplated by (S)4.1 hereof.

     Term Loan A Maturity Date.  June 30, 2004.
     --------------------------

     Term Loan B.  The conversion on the Effective Date of the Term Loan B made
     -----------
by the Banks to the Borrower pursuant to the Original Credit Agreement to Term Loan B in the aggregate principal amount of $39,250,000 pursuant to (S)4.2.

     Term Loan B Maturity Date.   July 23, 2006.
     --------------------------

     Term Loans.  Term Loan A and Term Loan B.
     ----------

     Term Note Records.  Term A Note Records and Term B Note Records.
     -----------------

     Term Notes.  The Term A Notes and the Term B Notes.
     ----------

     Test Period.  The period of all fiscal quarters (and any portion of a
     -----------
fiscal quarter) included in any covenant calculation and occurring prior to the date of such Permitted Acquisition as set forth in the definition of "Pro Forma Basis".

     Title Insurance Company.   Stewart Title Guaranty Company or such other
     -----------------------
title insurance company which is acceptable to the Agent.

     Title Policy.  In relation to the Mortgaged Property existing on the
     ------------
Original Closing Date, ALTA (or state regulated form in Texas and other states where ALTA policies are not available) standard form mortgage policies of title insurance issued by the Title Insurance Company in an aggregate amount not to exceed one hundred percent (100%) of the maximum committed amount of the Loans, and if acquired following the Original Closing Date, in an amount reasonably estimated by the Borrower to equal the sum of the purchase price for such Mortgaged Property (including all diligence, acquisition and closing costs) and all additional Property Costs for the Project to be constructed thereon, insuring the priority of the Mortgage of such Mortgaged Property, and that the Borrower or one of its Subsidiaries holds fee simple or leasehold title, as applicable, to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy (other than tenants under recorded or unrecorded leases) or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Agent in its reasonable discretion may require, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) revolving credit endorsement, (d) tie-in endorsement, (e) doing business endorsement, (f) first loss endorsement and (g) gap endorsement (or in Texas and any other state where ALTA policies are not available, similar endorsements to the extent available). Any Title Policy for a Project under construction may contain a "pending disbursements" or other similar limitation if the Title Insurance Company issuing such Title Policy will not insure the priority of the advances under a revolving credit endorsement; provided, that unless otherwise
                                               --------  ----
agreed by the Agent, the full premium for such Title Policy shall be paid upon the issuance thereof. The Borrower shall be entitled to enter into Mortgages for Properties earlier than required hereunder to enable the Borrower to provide the Agent with Title Policies under rate rules generally referred to as "simultaneous issuance rules."

     Total Commitment.  The sum of the Commitments of the Banks, as in effect
     ----------------
from time to time, as the same may be reduced from time to time pursuant to
(S)2.3. On the Effective Date, the Total Commitment is $60,000,000. Following the Conversion Date, the Total Commitment shall not exceed $25,000,000.

     Trademark Assignments.  The Trademark Collateral Assignment and Security
     ---------------------
Agreement in substantially the form of Exhibit K hereto, dated as of May 18,
                                       ------- -
1994 and as amended by the First Amendment thereto dated as of December 31, 1994, the Second Amendment thereto dated as of January 30, 1997, and the Third Amendment thereto dated on or prior to the Original Closing Date made by the Borrower in favor of the Agent.

     Trustee.  State Street Bank and Trust Company.
     -------

     Type.  As to any Revolving Credit Loan or all or any portion of the Term
     ----
Loans, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

     Undeveloped Land.  As of any date of determination, any real property owned
     ----------------
by the Borrower or any of its Subsidiaries which has not been, or is not in the process of being, developed into a Stopping Center or Petro:Lube within one year from the date of such acquisition.

     Uniform Customs.  With respect to any Letter of Credit, the Uniform Customs
     ---------------
and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unpaid Reimbursement Obligation.  Any Reimbursement Obligation for which
     -------------------------------
the Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, (S)5.2.

     Volvo.  Volvo Trucks of North America, Inc., a Delaware corporation.
     -----

     Volvo Holdings.  Volvo Petro Holdings, L.L.C., a Delaware limited liability
     --------------
company.

     Voting Stock.  Stock or similar interests, of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     Wholly-Owned Subsidiary.  Any Subsidiary of which 100% of the outstanding
     -----------------------
Capital Interests thereof are owned and controlled, directly or indirectly, by the Borrower. For all purposes hereof, Petro Distributing and Petro Financial are deemed to be Wholly-Owned Subsidiaries of the Borrower.

     1.2.  Rules of Interpretation.
           -----------------------

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f)  The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

          (j) A reference to any date herein which is specifically identified as a fiscal month, fiscal quarter or fiscal year end date shall mean the fiscal month, fiscal quarter or fiscal year, as the case may be, ending nearest such date.

     2.  THE REVOLVING CREDIT FACILITY.
          ----------------------------

     2.1.  Commitment to Lend.
           ------------------

     Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Effective Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with (S)2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's
                                                           -----
Revolving Credit Loan Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the
                                                 --------
outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement
                   ----
Obligations shall not at any time exceed the Total Commitment. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Revolving
                           --- ----
Credit Loan Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in (S)12 and (S)13, in the case of the initial Revolving Credit Loans to be made on the Effective Date, and (S)13, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     2.2.  Commitment Fee.
           --------------

     The Borrower agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Revolving Credit Loan Commitment Percentages a commitment fee calculated at the rate of one-half of one percent (1/2%) on the average daily amount during each calendar quarter or portion thereof from the Effective Date to the Revolving Credit Loan Maturity Date by which the Total Commitment minus the sum of the Maximum Drawing Amount and all Unpaid
           -----
Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the last day of each calendar quarter for such calendar quarter commencing on the first such date following the Effective Date, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

     2.3.  Reduction of Total Commitment.
           -----------------------------

     The Borrower shall have the right at any time and from time to time upon three (3) Business Days prior written notice to the Agent to reduce by $1,000,000 or an integral multiple of $1,000,000 in excess thereof or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Revolving Credit Loan
        --- ----
Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

     2.4.  Loan Account.
           ------------

          (a) The Revolving Credit Loans and the Obligations of the Borrower in respect thereof shall be evidenced by this Credit Agreement and the Loan Account maintained by each Bank with respect to the Revolving Credit Loans. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Revolving Credit Loan, an appropriate notation in such Loan Account reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth in such Loan Account shall be prima facie evidence (absent
                                             ----- -----
     manifest error) of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount in such Loan Account shall not limit or otherwise affect the obligation of the Borrower hereunder to make payments of principal of, or interest on, the Revolving Credit Loans when due. The Borrower hereby irrevocably and unconditionally promises to pay the Revolving Credit Loans in accordance with the terms hereof.

          (b) The Borrower agrees that, upon the request to the Agent by any Bank, the Borrower will execute and deliver to such Bank a promissory note of the Borrower evidencing the Revolving Credit Loans of such Bank, substantially in the form of Exhibit A-1 hereto (each a "Revolving Credit
                                  -----------
     Note"), with appropriate insertions as to date and principal amount.

     2.5.  Interest on Revolving Credit Loans.
           ----------------------------------

     Except as otherwise provided in (S)6.11, (a) each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin; and (b) each Eurodollar Rate
                       ----
Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin. The Borrower irrevocably and unconditionally
       ----
promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     2.6.  Requests for Revolving Credit Loans.
           -----------------------------------

     The Borrower shall give to the Agent written notice in the form of Exhibit
                                                                        -------
B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B
-                                                                    ------- -
hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no later than (a) 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan, (iv) the Type of such Revolving Credit Loan and (v) whether all or any portion of the proceeds of such Revolving Credit Loan are being used to finance construction or a Permitted Acquisition. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof, subject to (S)2.7.3. In addition, the Borrower shall comply with all of the necessary provisions and conditions set forth in (S)(S)12 and 13 hereof as applicable.

     2.7.  Conversion Options.
           ------------------

          2.7.1.  Conversion to Different Type of Revolving Credit Loan.
                  -----------------------------------------------------

          The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided
                                                                       --------
     that (a) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, the Borrower shall give the Agent at least one (1) Business Day's prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the

     Borrower shall give the Agent at least three (3) Eurodollar Business Days' prior written notice of such election; (c) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect to such Eurodollar Rate Loan and (d) no Base Rate Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its applicable Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided
                                                                      --------
     that any partial conversion shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof. Each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall specify the Interest Period for such converted Eurodollar Rate Loan and shall be irrevocable by the Borrower.

          2.7.2.  Continuation of Type of Revolving Credit Loan.
                  ---------------------------------------------

          Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in (S)2.7.1 that would have been applicable for a conversion into such Type; provided that no Eurodollar Rate Loan may be continued as such
                --------
     when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this (S)2.7 is scheduled to occur.

         2.7.3.  Eurodollar Rate Loans.
                 ---------------------

         Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or an integral multiple of $100,000 in excess thereof. In addition, no more than seven (7) Eurodollar Rate Loans (in the aggregate including Revolving Credit Loans and Term Loans) having different Interest Periods shall be outstanding at any one time.

     2.8.  Funds for Revolving Credit Loans.
           --------------------------------

          2.8.1.  Funding Procedures.
                  ------------------

          Not later than 2:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)(S)12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the

     Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

          2.8.2.  Advances by Agent.
                  -----------------

          The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate per annum paid by the Agent for federal funds acquired by the Agent during each day included in such period, times
                                                                          -----
     (b) the amount of such Bank's Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of
                   -----
     days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie
                                                                ----- -----
     evidence of the amount due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within four (4) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

     3.  REPAYMENT OF THE REVOLVING CREDIT LOANS.
         ---------------------------------------

     3.1.  Maturity.
           --------

     The Borrower promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2.  Mandatory Repayments of Revolving Credit Loans.
           ----------------------------------------------

     If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Commitment, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by (S)5.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of the Revolving Credit Loans owing to such Bank, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     3.3.  Optional Repayments of Revolving Credit Loans.
           ---------------------------------------------

     The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium (but subject to (S)6.10). The Borrower shall give the Agent, no later than 11:00 a.m., Boston time, on the date of any proposed prepayment written notice of any proposed prepayment pursuant to this
(S)3.3 of Base Rate Loans, and three (3) Eurodollar Business Days' prior written notice of any proposed prepayment pursuant to this (S)3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in a minimum aggregate amount of $250,000 or a whole multiple of $50,000 in excess thereof and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans or both, at the Agent's option. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

     4.  THE TERM LOANS.
         ---------------

     4.1.  Term Loan A.
           ------------

          4.1.1.  Conversion of Revolving Credit Loans; the Term Loan.
                  ---------------------------------------------------

          Subject to the terms and conditions hereinafter set forth, including, without limitation, the satisfaction of the conditions set forth in (S)13 hereof, on the Conversion Date, an amount equal to the lesser of (a) the aggregate outstanding principal amount of the Revolving Credit Loans specified herein, and (b) the Total Commitment minus $25,000,000, shall be
                                                    -----
     converted into a Term Loan A, held severally by the Banks in accordance with their Commitment Percentages. On the Conversion Date the Borrower shall pay to the Agent for the pro rata accounts of the Banks all interest
                                    --- -----
     accrued to such date on the Revolving Credit Loans so converted, together with any Unpaid Reimbursement Obligations, any commitment fees and other fees payable to the Agent and the Banks hereunder, and, as soon as reasonably practicable after such payment, each Bank shall surrender to the Borrower its Revolving Credit Note (if any) and the Borrower shall, if requested by such Bank, execute and deliver (i) a Term A Note evidencing the amount of the outstanding Revolving Credit Loans so converted, and (ii) a new Revolving Credit Note evidencing such Bank's Commitment Percentage of the Total Commitment in effect following the Conversion Date.

          4.1.2.  Loan Account.
                  ------------

          (a) The Term Loan A and the Obligations of the Borrower in respect thereof shall be evidenced by this Credit Agreement and the Loan Account maintained by each Bank with respect to the Term Loan A. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of the Term Loan A or at the time of receipt of any payment of principal on such Term Loan A, an appropriate notation in such Loan Account reflecting the making of such Term Loan A or (as the case may be) the receipt of such payment. The outstanding amount of the Term Loan A set forth in such Loan Account shall be prima facie evidence (absent
                                                    ----- -----
     manifest error) of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount in such Loan Account shall not limit or otherwise affect the obligation of the Borrower hereunder to make payments of principal of, or interest on, the Term Loan A when due. The Borrower hereby irrevocably and unconditionally promises to pay the Term Loan A in accordance with the terms hereof.

          (b) The Borrower agrees that, upon the request to the Agent by any Bank, the Borrower will execute and deliver to such Bank a promissory note of the Borrower evidencing the Term Loan A of such Bank, substantially in the form of Exhibit A-2 hereto (each a "Term A Note"), with appropriate
                ------------
     insertions as to date and principal amount.

          4.1.3.  Scheduled Installment Payments of Principal of Term Loan A.
                  ----------------------------------------------------------

          The Borrower promises to pay to the Agent for the account of the Banks the principal amount of Term Loan A in eight (8) consecutive quarterly installments, each equal as near as possible to one-eighth (1/8) of the principal amount of the Term Loan A outstanding on the Conversion Date, such installments to be due and payable on the last day of each calendar quarter of each calendar year, commencing on September 30, 2002, with a final payment on the Term Loan A Maturity Date in an amount equal to the unpaid balance of Term Loan A.

          4.1.4.  Interest on Term Loan A.
                  -----------------------

          (a) Interest Rates.  Except as otherwise provided in (S)6.11, Term
              --------------
     Loan A shall bear interest during each Interest Period relating to all or any portion of Term Loan A at the following rates:

               (i) To the extent that all or any portion of Term Loan A bears interest during such Interest Period based on the Base Rate, Term Loan A or such portion shall bear interest during such Interest Period at the rate per annum of the Base Rate plus the Applicable Margin.
                                              ----

               (ii) To the extent that all or any portion of Term Loan A bears interest during such Interest Period based on the Eurodollar Rate, Term Loan A or such portion shall bear interest during such Interest Period at the rate per annum of the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.
                               ----

               The Borrower irrevocably and unconditionally promises to pay interest on Term Loan A or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

          (b) Notification by Borrower.  The Borrower shall notify the Agent,
              ------------------------
     such notice to be irrevocable, at least three (3) Business Days prior to the Conversion Date if all or any portion of the Term Loan A is to bear interest at the Eurodollar Rate. After the Term Loan A has been made, the provisions of (S)2.7 shall apply mutatis mutandis with respect to the Term
                                      ------- --------
     Loan A so that the Borrower may have the same interest rate options with respect to all or any portion of the Term Loan A as it would be entitled to with respect to the Revolving Credit Loans (subject to the same limitations as apply to Revolving Credit Loans under (S)2.7, except as to the minimum integral multiples of partial conversions, which, in the case of the Term Loan A shall be in integral multiples of $500,000).

          (c) Amounts, etc.  No Interest Period relating to Term Loan A or any
              ------------
     portion thereof bearing interest based on the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of Term Loan A is to be made unless a portion of Term Loan A at least equal to such installment payment has an Interest Period ending on such date or is a Base Rate Loan.

     4.2.  Term Loan B.
           ------------

          4.2.1.  Commitment to Lend.
                  ------------------

          Subject to the terms and conditions set forth in this Credit Agreement, each Bank agrees to convert its existing Term Loan B under the Original Credit Agreement on the Effective Date to its Term Loan B hereunder.

          4.2.2.  Loan Account.
                  ------------

          (a) The Term Loan B and the Obligations of the Borrower in respect thereof shall be evidenced by this Credit Agreement and the Loan Account maintained by each Bank with respect to the Term Loan B. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of the Term Loan B or at the time of receipt of any payment of principal on such Term Loan B, an appropriate notation in such Loan Account reflecting the making of such Term Loan B or (as the case may be) the receipt of such payment. The outstanding amount of the Term Loan B set forth in such Loan Account shall be prima facie evidence (absent
                                                    ----- -----
     manifest error) of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount in such Loan Account shall not limit or otherwise affect the obligation of the Borrower hereunder to make payments of principal of, or interest on, the Term Loan B when due. The Borrower hereby irrevocably and unconditionally promises to pay the Term Loan B in accordance with the terms hereof.

          (b) The Borrower agrees that, upon the request to the Agent by any Bank, the Borrower will execute and deliver to such Bank a promissory note of the Borrower evidencing the Term Loan B of such Bank, substantially in the form of Exhibit A-3 hereto (each a "Term B Note"), with appropriate
                ------------
     insertions as to date and principal amount.

          4.2.3.  Scheduled Installment Payments of Principal of Term Loan B.
                  ----------------------------------------------------------

          The Borrower promises to pay to the Agent for the account of the Banks the principal amount of Term Loan B in consecutive quarterly installments, such installments to be in the amounts set forth in the table below and due and payable on the last day of each calendar quarter of each calendar year, with a final payment on the Term Loan B Maturity Date in an amount equal to the unpaid balance of Term Loan B.


                         Quarter Ending                                 Payment Amount
                         --------------                                 --------------

Effective Date through June 30, 2004                                        $  250,000
September 30, 2004 through June 30, 2005                                    $3,000,000
September 30, 2005 through March 31, 2006                                   $6,000,000

Term Loan B Maturity Date                                                Remaining Unpaid Balance
                                                                              of Term Loan B

          4.2.4.  Interest on Term Loan B.
                  -----------------------

          (a) Interest Rates.  Except as otherwise provided in (S)6.11, Term
              --------------
     Loan B shall bear interest during each Interest Period relating to all or any portion of Term Loan B at the following rates:

               (i) To the extent that all or any portion of Term Loan B bears interest during such Interest Period based on the Base Rate, Term Loan B or such portion shall bear interest during such Interest Period at the rate per annum of the Base Rate plus the Applicable Margin.
                                              ----

               (ii) To the extent that all or any portion of Term Loan B bears interest during such Interest Period based on the Eurodollar Rate, Term Loan B or such portion shall bear interest during such Interest Period at the rate per annum of the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.
                               ----

               The Borrower irrevocably and unconditionally promises to pay interest on Term Loan B or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

          (b) Notification by Borrower.  The Borrower shall notify the Agent,
              ------------------------
     such notice to be irrevocable, at least three (3) Business Days prior to the Drawdown Date of Term Loan B if all or any portion of the Term Loan B is to bear interest based on the Eurodollar Rate. After Term Loan B has been made, the provisions of (S)2.7 shall apply mutatis mutandis with
                                                     ------- --------
     respect to Term Loan B so that the Borrower may have the same interest rate options with respect to all or any portion of Term Loan B as it would be entitled to with respect to the Revolving Credit Loans (subject to the same limitations as apply to Revolving Credit Loans under (S)2.7, except as to the minimum integral multiples of partial conversions, which, in the case of the Term Loan B shall be in integral multiples of $500,000).

          (c) Amounts, etc.  No Interest Period relating to Term Loan B or any
              ------------
     portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of Term Loan B is to be made unless a portion of Term Loan B at least equal to such installment payment has an Interest Period ending on such date or is a Base Rate Loan.

     4.3.  Optional Prepayment of the Term Loans.
           -------------------------------------

          4.3.1.  Term Loan A.
                  -----------

          The Borrower shall have the right at any time to prepay the Term Loan A on or before the Term Loan A Maturity Date, as a whole, or in part, upon not less than three (3) Business Days' prior written notice to the Agent, without premium or penalty (but subject to (S)6.10), provided that (a) each partial prepayment shall be in the principal amount of $500,000 or an integral multiple thereof, and (b) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Term Loan A, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan A shall include all interest accrued to the date of prepayment and shall be applied pro rata against the remaining scheduled installments of principal due on the Term Loan A. No amount repaid with respect to the Term Loan A may be reborrowed.

          4.3.2.  Term Loan B.
                  -----------

          The Borrower shall have the right at any time to prepay the Term Loan B on or before the Term Loan B Maturity Date, as a whole, or in part, upon not less than three (3) Business Days' prior written notice to the Agent (subject to (S)6.10); provided that (a) each partial prepayment shall be in
                           --------
     the principal amount of $500,000 or an integral multiple thereof, and (b) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Term Loan B, with adjustments, to the extent practicable, to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan B shall be applied against the scheduled installments of principal due on the Term Loan B in the inverse order of maturity. No amount repaid with respect to the Term Loan B may be reborrowed. If the Borrower prepays the Term Loan B in whole or in part, the Borrower shall pay a premium with respect to each such prepayment in an amount determined in accordance with the percentages set forth in the following table opposite the period during which such prepayment is made:


                        Period                             Prepayment Premium
                        ------                             ------------------
Effective Date through July 23, 2001                       0.50% of amount prepaid

Thereafter                                               -0-

     4.4.  Mandatory Prepayment of the Term Loans.
           --------------------------------------

          4.4.1.  Proceeds.
                  --------

          Concurrently with the receipt by the Borrower or any of its Subsidiaries of cash proceeds from (a) sales or other dispositions of assets (other than the sale or disposition of assets in the ordinary course of business consistent with past practices) which exceed, in the aggregate, $1,000,000 during the period commencing on the Effective Date and over the term of this Credit Agreement, (b) the sale of stock, partnership interests or other equity issuances of the Borrower or any of its Subsidiaries other than in connection with the Borrower's equity incentive plan, and private investments by existing investors and their affiliates in an aggregate amount not to exceed $10,000,000, (c) proceeds from debt issuances other than those permitted pursuant to (S)10.1, and (d) insurance claims received by the Borrower or its Subsidiaries which have not been either (i) reinvested by the Borrower or such Subsidiary within one year of receipt by such Person of such proceeds (and, for purposes of this (S)4.4.1(d)(i), to the extent the Borrower or any such Subsidiary purchased any Replacement Asset or commenced repairs not more than ninety (90) days prior to the Borrower's or such Subsidiary's receipt of the claimed amounts but after the casualty that gave rise to such proceeds, such a purchase or repair costs shall be considered as being reinvested for purposes of this
     (S)4.4.1) or (ii) subject to a commitment by the Borrower or such

     Subsidiary pursuant to any contract to be used to make such a reinvestment, subject only to customary conditions (other than the obtaining of financing), on or prior to the 270th day following the Borrower's or such Subsidiary's receipt of the claimed amount and the claimed amounts contractually committed are so applied within 365 days following receipt of such amounts, the Borrower shall pay to the Agent for the respective accounts of the Banks an amount equal to 100% of such proceeds, to be applied if such prepayment is made prior to the Conversion Date, to the Term Loan B based on the then outstanding amount of the Term Loan B and applied against the scheduled installments of principal due in the inverse order of maturity, or, if such prepayment is made following the Conversion Date, to be applied pro rata to each of the Term Loans based on the then
                         --------
     outstanding amounts of the Term Loans and applied against the scheduled installments of principal due or the respective Term Loans in the inverse order of maturity. Furthermore, if following the Conversion Date, there are no amounts outstanding under the Term Loans, to be applied to the outstanding Revolving Credit Loans and to permanently reduce the Total Commitment by such amount. Notwithstanding the foregoing clause (a), at any time when the Leverage Ratio as of the most recent fiscal quarter end is less than 4.50:1, the Borrower or any of its Subsidiaries shall not be required to pay to the Agent for the respective accounts of the Banks, any cash proceeds in excess of $1,000,000 received by the Borrower or such Subsidiaries from sales or other dispositions of assets so long as such proceeds are (i) either (A) reinvested by the Borrower in Replacement Assets in which the Agent shall have a first priority perfected security interest for the benefit of the Agent and the Banks (subject only to those liens permitted pursuant to (S)10.2(a), (S)10.2(b), (S)10.2(e), (S)10.2(f),
     (S)10.2(i), (S)10.2(k), (S)10.2(l), (S)10.2(m), (S)10.2(r) and (S)10.2(s))
     within 270 days of receipt by the Borrower or such Subsidiary (and, for purposes of this (S)4.4.1(a)(i), to the extent the Borrower or any such Subsidiary purchased any Replacement Asset not more than thirty (30) days prior to the Borrower's or such Subsidiary's receipt of the cash proceeds of any such sale or disposition, such a purchase shall be considered as being reinvested for purposes of this (S)4.4.1, or (B) subject to a commitment by the Borrower or such Subsidiary pursuant to any contract to be used to make such a reinvestment in Replacement Assets in which the Agent shall have a first priority perfected security interest for the benefit of the Agent and the Banks (subject only to those liens permitted pursuant to (S)10.2(a), (S)10.2(b), (S)10.2(e), (S)10.2(f), (S)10.2(i),
     (S)10.2(k), (S)10.2(l), (S)10.2(m), (S)10.2(r) and (S)10.2(s)), subject only to customary conditions (other than the obtaining of financing), on or prior to the 270th day following the Borrower's or such Subsidiary's receipt of the cash proceeds and the cash proceeds contractually committed are so applied within 365 days following receipt of such proceeds, and (ii) the Borrower delivers a pro forma compliance certificate to the Agent
                             ---------
     evidencing compliance, after giving effect to the purchase of such Replacement Asset, with the financial covenants contained in (S)11.

          4.4.2.  Excess Cash Flow Recapture.
                  --------------------------

          Commencing with the Borrower's 2001 fiscal year, and for each fiscal year thereafter, the Borrower promises to pay to the Agent for the pro rata
                                                                        --- ----
     accounts of the Banks: (a) on or before May 15 of each year, an amount equal to twelve and one-half of one percent (12.5%) of the Consolidated Excess Cash Flow for the fiscal quarter ending closest to March 31 of such year, (b) on or before August 15 of each year, an amount (when added to the amount paid in such year pursuant to clause (a) hereof), equal to twenty-five percent (25%) of the Consolidated Excess Cash Flow for the period of two fiscal quarters ending closest to June 30 of such year, (c) on or before

     November 15 of each year, an amount (when added to the amount paid in such year pursuant to clause (b) hereof), equal to thirty-seven and one-half of one percent (37.5%) of the Consolidated Excess Cash Flow for the period of three fiscal quarters ending closest to September 30 of such year and (d) on or before April 15 of the subsequent year, an amount (when added to the amount paid with respect to such year pursuant to clause (c) hereof), equal to one hundred percent (100%) of the Consolidated Excess Cash Flow to such fiscal year. Notwithstanding the foregoing, if with respect to any fiscal quarter ending during such year, the Borrower can demonstrate to the reasonable satisfaction of the Agent that the Leverage Ratio as at the end of such fiscal quarter was less than 4.50:1 and no Default or Event of Default has occurred and is continuing, then the amount required to be paid hereunder following the end of such fiscal quarter shall be one-half of the amount required in the preceding sentence with respect to such fiscal quarter. Additionally, in the event that the Leverage Ratio as at the end of any fiscal year and as at the end of the first fiscal quarter ending thereafter is less than 4.50:1 and no Default or Event of Default has occurred and is continuing, payments in respect of Consolidated Excess Cash Flow shall only be required on an annual basis. Additionally, with respect to the payment required on April 15 with respect to the preceding fiscal year, if the Borrower can demonstrate to the reasonable satisfaction of the Agent that (a) the Leverage Ratio as at the end of each of (i) the fiscal year for which such payment is to be made and (ii) the fiscal quarter occurring immediately preceding the date such payment is due and payable was less than 4.50:1.00 and (b) no Default or Event of Default has occurred and is continuing, then the reference to one hundred percent (100%) in clause (d) above shall instead be fifty percent (50%). Such payment shall be applied, if such prepayment is made prior to the Conversion Date, to the Term Loan B based on the then outstanding amount of the Term Loan B and applied against the scheduled installments of principal due in the inverse order of maturity, or, if such prepayment is made following the Conversion Date, to be applied pro rata to each of the Term Loans based on the then
                         --- ----
     outstanding amounts of the Term Loans and applied against the scheduled installments of principal due on the respective Term Loans and applied against the scheduled installments of principal due or the respective Term Loans in the inverse order of maturity. Following the Conversion Date, or if there are no amounts outstanding under the Term Loans, such amounts shall be applied to the outstanding Revolving Credit Loans and to permanently reduce the Total Commitment by such amount.

          4.4.3.  Application.
                  -----------

          In the event any holder of the Term Loan B elects not to receive any prepayments it is otherwise entitled to receive pursuant to this (S)4.4 and so notifies the Agent in writing of such election prior to the time such payment is due, all such prepayments such holder was otherwise entitled to receive pursuant to this (S)4.4 shall be applied to the Term Loan A, or, if there are no outstanding amounts due under the Term Loan A, or if such payment is made prior to the Conversion Date, then to repay outstanding Revolving Credit Loans to the extent of the amounts outstanding under the Revolving Credit Loans and to provide cash collateral for the Obligations and to permanently reduce the Total Commitment by such amount. The Agent shall promptly notify the Borrower in writing of any such elections.

          Notwithstanding the requirements of (S)(S)4.4.1, 4.4.2, and 4.4.3, no repayments under this (S)4.4 shall be applied to reduce the Total Commitment to an amount less than

     $25,000,000. If any such payment would otherwise be required, it shall be applied to repay any outstanding Revolving Credit Loans (or cash collateralize Letters of Credit, if any) but not to reduce the Total Commitment.

     5.  LETTERS OF CREDIT.
         -----------------

     5.1.  Letter of Credit Commitments.
           ----------------------------

          5.1.1.  Commitment to Issue Letters of Credit.
                  -------------------------------------

          Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in
     (S)5.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Agent; provided, however,
                                                              --------  -------
     that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $10,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the Total Commitment.

          5.1.2.  Letter of Credit Applications.
                  -----------------------------

          Each Letter of Credit Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern, it being understood and agreed that the provisions of the Letter of Credit Application regarding indemnification, set-off, insecurity and default shall be governed by the indemnification, set-off, default and remedies provisions of this Credit Agreement.

          5.1.3.  Terms of Letters of Credit.
                  --------------------------

          Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, thirty (30) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs or, in the case of a standby Letter of Credit issued on or after January 1, 1999, either the Uniform Customs or International Standby Practices.

          5.1.4.  Reimbursement Obligations of Banks.
                  ----------------------------------

          Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Revolving Credit Loan Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to
     (S)5.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

          5.1.5.  Participations of Banks.
                  -----------------------

          Each such payment made by a Bank shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under (S)5.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to (S)5.2.

     5.2.  Reimbursement Obligation of the Borrower.
           ----------------------------------------

     In order to induce the Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder,

          (a) except as otherwise expressly provided in (S)5.2(b) and (c) and subject to the last sentence of (S)5.3, on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses reasonably incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank under, or with respect to, such Letter of Credit,

          (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations, and

          (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with (S)16, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations.

     Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this (S)5.2 at any time from the date such amounts become due and payable (whether as stated in this (S)5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in (S)6.11 for overdue principal on the Revolving Credit Loans. Cash collateral held by the Agent pursuant to this
(S)5.2 shall, at the written request of the Borrower, be invested (at the Borrower's risk) in overnight or other short term investments reasonably acceptable to the Agent. The Agent shall maintain a perfected security interest in such investments in a manner satisfactory to it. Interest or other earnings on such investments shall constitute additional cash collateral but shall be released to the Borrower at its request from time to time, to the extent that the amount of cash collateral exceeds the amount required by this (S)5.2.

     5.3.  Letter of Credit Payments.
           -------------------------

     If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in (S)5.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at its Head Office, in immediately available funds, such Bank's Revolving Credit Loan Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount equal to such Bank's Revolving Credit Loan Commitment
-----
Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the
                                                    -----
numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Revolving Credit Loan Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Agent, and the denominator of which is 360. All such payments shall constitute a Revolving Credit Loan made to the Borrower (irrespective of the satisfaction by the Borrower of the conditions set forth in (S)13 hereof or the requirement of the Borrower to deliver a Loan Request pursuant to (S)2.6 hereof). The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity on their face in all material respects with such Letter of Credit.

     5.4.  Obligations Absolute.
           --------------------

     The Borrower's obligations under this (S)5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under (S)5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financial institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower, subject, however, to the last sentence of (S)5.3.

     5.5.  Reliance by Issuer.
           ------------------

     To the extent not inconsistent with (S)5.4, the Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Loans or of a Letter of Credit Participation.

     5.6.  Letter of Credit Fee.
           --------------------

     The Borrower shall pay to the Agent a fee (in each case, a "Letter of Credit Fee") in respect of each standby Letter of Credit issued pursuant to this Credit Agreement, equal to the Applicable Margin at the date of issuance, extension or renewal of such Letter of Credit multiplied by the face amount of each such Letter of Credit, plus an issuance fee in respect of each standby
                            ----
Letter of Credit equal to 1/8% on the face amount of each such Letter of Credit (the "Standby Issuance Fee"), and the Agent shall in turn remit to each Bank its pro rata portion of such Letter of Credit Fee (but not the Standby Issuance
--------
Fee). The Letter of Credit Fee for each Letter of Credit shall be payable quarterly in arrears on the last Business Day of each calendar quarter then ending. In addition, the Borrower shall pay to the Agent, for its own account, the Agent's standard issuance, processing, negotiation, amendment and administrative fees, determined in accordance with customary fees and charges for similar facilities.

     6.  CERTAIN GENERAL PROVISIONS.
         --------------------------

     6.1.  Fees Payable to Agent.
           ---------------------

          6.1.1.  Amendment Fee.
                  --------- ---

          The Borrower shall pay to the Agent for the account of the Banks, on the Effective Date, an amendment fee in the amount of 0.25% of the Exposure of each Bank (after giving effect to the reduction in the Total Commitment contemplated by this Credit Agreement) that approved this Credit Agreement on or before May 14, 2001 and 0.10% of each other Bank's Exposure.

          6.1.2.  Agent's Fee.
                  ------- ---

          The Borrower shall pay to the Agent certain fees as set forth in the letter agreement dated as of the Effective Date between the Borrower and the Agent.

     6.2.  Payments to Agent.
           -----------------

     All payments of principal, interest, Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Boston, Massachusetts, area that the Agent may from time to time designate, in each case in immediately available funds. All such payments may be made by debiting an account of the Borrower with the Agent containing sufficient funds to make such payment; and the Borrower hereby authorizes the Agent to debit any such account to make payments hereunder when due

     6.3.  Taxes.
           -----

     (a) Any and all payments by the Borrower to each Bank or the Agent under this Credit Agreement shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrower shall pay all Other Taxes.

     (b) To the fullest extent permitted by applicable law, the Borrower agrees to indemnify and hold harmless each Bank and the Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this (S)6.3) paid by such Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days after the date the Bank or the Agent makes written demand therefor in accordance with this (S)6.3.

     (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then: (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this (S)6.3) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) the Borrower shall make such deductions and withholdings; and (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

     (d) Notwithstanding anything to the contrary contained in this Credit Agreement, each of the Borrower and the Agent shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States of America from interest, fees or other amounts payable hereunder for the account of any Bank (without the payment by the Borrower of increased amounts to such Bank pursuant to clause (a), (b) or
(c) above) other than a Bank (i) which is a domestic corporation (as such term is defined in Section 7701 of the Code) for federal income tax purposes or (ii) which has the Prescribed Forms on file with the Borrower and the Agent for the applicable year, provided that if the Borrower shall so deduct or withhold any
                 --------
such taxes, it shall provide a statement to the Agent and such Bank, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Bank or the Agent may reasonably request for assisting such Bank or the Agent to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Bank is subject to tax.

     (e) Within thirty (30) days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent. Should any Bank or the Agent ever receive any refund, credit or deduction from any taxing authority to which such Bank or the Agent would not be entitled but for the payment by the Borrower of Taxes as required by this (S)6.3 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, credit or deduction shall be made by such Bank or the Agent in its sole discretion), such Bank or the Agent, as the case may be, thereupon shall repay to the Borrower an amount with respect to such refund, credit or deduction equal to any net reduction in taxes actually obtained by such Bank or the Agent, as the case may be, and determined by such Bank or the Agent, as the case may be, to be attributable to such refund, credit or deduction.

     (f) Each Bank shall use its reasonable best efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its lending office or change the jurisdiction of its lending office, as the case may be, so as to avoid the imposition of any Taxes or Other Taxes or to eliminate any such additional payment by the Borrower which may thereafter accrue; provided that no such selection or change shall be made
                       --------
if, in the judgment of such Bank, such selection or change would be disadvantageous to such Bank.

     6.4.  Computations.
           ------------

     All computations of interest on the Base Rate Loans shall be based on a 365-day year and paid for the actual number of days elapsed. All computations of interest on the Eurodollar Rate Loans and of commitment fees, Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Loan Accounts from time to time shall be considered correct and binding on the Borrower, absent manifest error, unless within twenty
(20) Business Days after receipt of any notice by the Borrower of such outstanding amount, the Borrower shall notify the Agent to the contrary.

     6.5.  Inability to Determine Eurodollar Rate.
           --------------------------------------

     In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request, Advance Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

     6.6.  Illegality.
           ----------

     Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or change in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (a) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this (S)6.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder.

     6.7.  Additional Costs, etc.
           ---------------------

     If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) impose or increase or render applicable (other than to the extent specifically provided for in (S)6.8 or elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

          (b) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Loans, or

               (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum; provided, however, the Borrower shall not
                                       --------  -------
be liable for any increased amounts incurred or accrued more than ninety (90) days prior to the giving by such Bank or (as the case may be) the Agent to the Borrower of the demand for such increased amounts.

     6.8.  Capital Adequacy.
           ----------------

     If any Bank or the Agent determines after the date hereof that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower agrees to pay such Bank or (as the case may be) the Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Agent of a certificate in accordance with (S)6.9 hereof. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis. The Borrower shall not be liable for any amounts pursuant to this (S)6.8 incurred or accruing more than ninety (90) days prior to the presentation of such certificate.

     6.9.  Certificate.
           -----------

     A certificate setting forth any additional amounts payable pursuant to
(S)(S)6.7 or 6.8 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     6.10.  Indemnity.
            ---------

     The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including with respect to the Applicable Margin and fees owing to the Agent or any Bank) that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request, notice (in the case of all or any portion of Term Loan A pursuant to (S)4.1.4(b) or Term Loan B pursuant to (S)4.2.4(b) or a Conversion Request relating thereto in accordance with (S)2.6, (S)2.7, (S)4.1.4(b) or
(S)4.2.4(b)), or (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

     6.11.  Interest After Default.
            ----------------------

          6.11.1.  Overdue Amounts.
                   ---------------

          Overdue principal and (to the extent permitted by applicable law) interest on the Loan and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the rate otherwise in effect for Base Rate B Loans until such amount shall be paid in full (after as well as before judgment).

          6.11.2.  Amounts Not Overdue.
                   -------------------

          During the continuance of a Default or an Event of Default, the principal amount of the Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or event of Default has been waived by the Majority Banks pursuant to (S)28, bear interest at a rate per annum equal to the two percent (2%) above the rate of interest otherwise applicable to such Loans pursuant to (S)2.5,
     (S)4.1.4, and (S)4.2.4.

     6.12.  Interest Limitation.
            --------------------

     It is the intention of the parties hereto that each Bank shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Bank under laws applicable to it (including the laws of the United States of America or any other jurisdictions whose laws may be mandatorily applicable to such Bank), then, in that event, notwithstanding anything to the contrary in the Loan Documents, the Credit Agreement or any other agreements entered into in connection with or as security for the Obligations, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under laws applicable to any Bank that is contracted for, taken, reserved, charged or received by such Bank under the Loan Documents, the Credit Agreement or any other agreements entered into in connection with or as security for the Obligations or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be cancelled automatically and if theretofore paid shall be credited by such Bank on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Bank to the Borrower); and (b) in the event that the maturity of the Loans is accelerated, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Bank may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Credit Agreement or otherwise shall be cancelled automatically by such Bank as of the date of such acceleration or prepayment and, if therefore paid, shall be credited by such Bank on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Bank to the Borrower). All sums paid or agreed to be paid to any Bank for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by laws applicable to such Bank, be amortized, prorated, allocated and spread through the term of the Loans until payment in full so that the rate or amount of interest on account of any Loans does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (a) the amount of interest payable to any Bank on any date shall be computed at the highest lawful rate applicable to such Bank pursuant to this paragraph and (b) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Bank would be less than the amount of interest payable to such Bank computed at the highest lawful rate applicable to such Bank, then the amount of interest payable to such Bank in respect of such subsequent interest computation period shall continue to be computed at the highest lawful rate applicable to such Bank until the total amount of interest payable to such Bank shall equal the total amount of interest which would have been payable to such Bank if the total amount of interest had been computed without giving effect to this paragraph.

     To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to any Bank for the purpose of determining the highest lawful rate, each such Bank hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect.

     6.13.  Replacement of Bank.
            -------------------

     In the event that any Bank makes a demand for payment pursuant to
(S)(S)6.3, 6.7 or 6.8, or terminates the Commitment of the Bank to make, or convert Loans of another Type to, Eurodollar Rate Loans pursuant to (S)6.6, the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Bank in accordance with this (S)6.13. If the Borrower determines to replace such Bank, the Borrower shall have the right to replace such Bank with an entity that is an Eligible Assignee (a "Replacement Bank"); provided
                                                ----------- ----
that such Replacement Bank, (a) shall be reasonably acceptable to the Agent, (b) shall unconditionally offer in writing (with a copy to the Agent) to purchase all of such Bank's rights under the Loan Documents and interest in the Loans owing to such Bank and the Reimbursement Obligations owing to such Bank, in each case without recourse, at the principal amount of such Obligations plus interest and fees accrued thereon to the date of such purchase on a date therein specified, and (c) shall execute and deliver to the Agent an Assignment and Acceptance in accordance with (S)21 hereof. Upon satisfaction of the requirements set forth in the second sentence of this (S)6.13, acceptance of such offer to purchase by the Bank to be replaced, payment to such Bank of the purchase price in immediately available funds, and the payment by the Borrower of all requested costs accruing to the date of purchase which the Borrower is obligated to pay under (S)6.10 and all other amounts owed by the Borrower to such Bank (other than the principal of and interest on the Obligations of such Bank purchased by the Replacement Bank), and execution of the Assignment and Acceptance by all parties thereto in accordance with (S)21 hereof, the Replacement Bank shall constitute a "Bank" hereunder with a Commitment as so specified and the Bank being so replaced shall no longer constitute a "Bank" hereunder and shall thereupon be released from any and all liabilities in respect of the Credit Agreement and the other Loan Documents. If, however, (i) a Bank accepts such an offer and such proposed Replacement Bank fails to purchase such rights and interests on such specified date in accordance with the terms of such offer and to execute an Assignment and Acceptance, the Borrower shall continue to be obligated to pay the increased costs or additional amounts due to such Bank pursuant to (S)(S)6.3, 6.7 or 6.8 (if a demand for repayment of increased costs or additional amounts pursuant to any of such Sections is the basis for the proposed replacement), as the case may be, or (ii) the Bank proposed to be replaced fails to accept such purchase offer, the Borrower (if the basis for the proposed replacement is a demand for payment of increased costs or additional amounts pursuant to (S)(S)6.3, 6.7 or 6.8) shall not be obligated to pay to such Bank such increased costs or additional amounts incurred or accrued from and after the date of such purchase offer.

     7.  COLLATERAL SECURITY AND GUARANTIES.
         ----------------------------------

     7.1.  Security of Borrower.
           --------------------

     The Obligations shall continue to be equally and ratably secured by (a) a perfected first priority security interest in or lien on the Collateral (subject only to Permitted Liens entitled to priority under applicable law) pursuant to the terms of the Security Documents to which the Borrower is a party, and (b) a pledge by the Borrower of (i) one hundred percent (100%) of the capital stock of each of its Domestic Subsidiaries, and (ii) sixty-six percent (66%) of the capital stock of each of its Foreign Subsidiaries, pursuant to the terms of the Stock Pledge Agreement, provided, that the Borrower will not be required to
                        --------
pledge the capital stock of any Subsidiary which is an Immaterial Subsidiary.

     7.2.  Guaranties and Security of Domestic Subsidiaries.
           ------------------------------------------------

     The Obligations shall also continue to be guaranteed pursuant to the terms of the Guaranty by each of the Domestic Subsidiaries of the Borrower (unless such Domestic Subsidiary is an Immaterial Subsidiary). The obligations of the Domestic Subsidiaries under the Guaranty shall in turn continue to be equally and ratably secured by a perfected first priority security interest in or lien on the Collateral (subject only to Permitted Liens entitled to priority under applicable law) pursuant to the terms of the Security Documents to which such Domestic Subsidiary is a party.

     7.3.  Guaranties of Holdings and Petro, Inc.
           -------------------------------------

     The Obligations shall also continue to be guaranteed pursuant to the terms of the Holdings Guaranty and the General Partner Guaranty.

The Obligations of Holdings under the Holdings Guaranty shall in turn continue to be solely secured by a perfected first priority security interest in all of the partnership interests of the Borrower owned by Holdings pursuant to the Partnership Pledge Agreement to which it is a party. The Obligations of Petro, Inc. under the General Partner Guaranty shall in turn continue to be solely secured by a perfected first priority security interest in all of the partnership interests of the Borrower owned by Petro, Inc. pursuant to the Partnership Pledge Agreement to which it is a party.

     8.  REPRESENTATIONS AND WARRANTIES.
         ------------------------------

     The Borrower represents and warrants to the Banks and the Agent as follows:

     8.1.  Partnership and Corporate Authority.
           -----------------------------------

          8.1.1.  Existence; Good Standing.
                  ------------------------

          (a) The Borrower (i) is a limited partnership duly organized, validly existing and in good standing under the laws of its state of organization,
     (ii) has all requisite partnership power to own its property and conduct its business as now conducted and presently contemplated and (iii) is duly authorized to do business in each jurisdiction where such qualification is necessary except where failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole;

          (b) Each of Petro Financial, Petro Distributing and the general partners of the Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation,
     (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, including, without limitation, with respect to the general partners of the Borrower, to act as general partner of the Borrower, as the case may be, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole.

          8.1.2.  Authorization.
                  -------------

          The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby by such party (a) are within the corporate or partnership authority of such party, (b) have been duly authorized by all necessary corporate or partnership proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such party is subject or any judgment, order, writ, injunction, license or permit applicable to such party and (d) do not conflict with any provision of the corporate charter, bylaws, partnership certificate or partnership agreement, as the case may be, of, or any agreement or other instrument binding upon, such party.

          8.1.3.  Enforceability.
                  --------------

          The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such party enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and by general principles of equity.

     8.2.  Governmental Approvals.
           ----------------------

     The execution, delivery and performance by the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which such person is or is to become a party and the transactions contemplated hereby and thereby by such party do not require the approval or consent of, or filing (except as set forth in Schedule 8.18 hereto) with, any governmental agency or
                        -------- ----
authority other than those already obtained, other than any approval, consent or filing which would not reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole or the rights and obligations arising under the transactions contemplated in the Loan Documents, or, in the case of any filing, approval or consent which may need to be obtained in connection with (a) the construction of any new Project, Petro:Lube Project or New Profit Center Project, (b) maintaining the perfected security interest of the Agent under the Loan Documents, (c) any partnership or corporate filings necessary in the ordinary course of business (including, without limitation, necessary filings to maintain good standing and legal existence of such Person and any necessary securities law filings), and (d) the maintenance of any existing or after acquired licenses or permits will be obtained as required by such governmental agency or authority; provided that certain licenses and permits pertaining to
                     --------
the operation or use of the Mortgaged Properties may require steps for transfer or reissuance upon foreclosure or the exercise of other remedies by the Agent or the Banks.

     8.3.  Title to Properties; Leases.
           ---------------------------

     Except as indicated on Schedule 8.3 hereto, the Borrower and its
                            -------- ---
Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except for property and assets sold or otherwise disposed of in the ordinary course of business since that date or in accordance with this Credit Agreement), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     8.4.  Financial Statements and Projections.
           ------------------------------------

          8.4.1.  Financial Statements.
                  --------------------

          There has been furnished to each of the Banks a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of the Borrower's fiscal year ended December, 2000, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, reported on by KPMG Peat Marwick LLP. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such dates involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheets and the notes related thereto.

          8.4.2.  Projections.
                  -----------

          The projections of the annual balance sheets and related statements of income and cash flow of the Borrower and their Subsidiaries on a consolidated basis for the 2001 through 2003 fiscal years have been delivered to the Agent on or prior to the Effective Date. The projections were based when made upon what were believed by the Borrower and its management on the date when made to be reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and as of the Effective Date reflect what are believed to be the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein, it being understood that the projections are not guaranties of results and that actual results will vary from the projections, and such variations may be material.

          8.4.3.  Solvency.
                  --------

          (a) The Borrower and its Subsidiaries, on a consolidated basis, both before and after giving effect to this Credit Agreement and the transactions contemplated hereby and thereby, are and will be solvent (within the meaning contemplated by Section 548 of Title 11 of the United States Code and any similar state statute which may be applicable), have and will have assets having a fair value in excess of the amount required to pay their probable liabilities on their existing debts as they become absolute and matured, and have and will have access to adequate capital for the conduct of their business (taking into account the particular capital requirements of the business conducted by the Borrower and its Subsidiaries and the projected capital requirements and capital availability therefor) and the ability to pay their debts from time to time incurred in connection therewith as such debts mature.

          (b) Holdings and its Subsidiaries, on a consolidated basis, are solvent (within the meaning contemplated by Section 548 of Title 11 of the United States Code and any similar state statute which may be applicable), have and will have assets having a fair value in excess of the amount required to pay their probable liabilities on their existing debts as they become absolute and matured, and have and will have access to adequate capital for the conduct of their business (taking into account the particular capital requirements of the business conducted by Holdings and its Subsidiaries and the projected capital requirements and capital availability therefor) and the ability to pay their debts from time to time incurred in connection therewith as such debts mature.

     8.5.  No Material Changes, etc.
           ------------------------

     Since the Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower and its Subsidiaries, considered as a whole and other than the Recapitalization and the financing thereof. Since the Balance Sheet Date, the Borrower has not made any Distribution other than Tax Distributions in amounts which would be permitted hereunder.

     8.6.  Franchises, Patents, Copyrights, etc.
           ------------------------------------

     Each of the Borrower and its Subsidiaries possesses all material franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict in any material respect with any rights of others.

     8.7.  Litigation.
           ----------

     Except as set forth in Schedule 8.7 hereto, there are no actions, suits,
                            -------- ---
proceedings or investigations of any kind pending or, to its knowledge, threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board as to which there is any reasonable possibility of an adverse determination which would not reasonably be expected to have, either in any case or in the aggregate, a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole, or materially impair the right of the Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower and its Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     8.8.  No Materially Adverse Contracts, etc.
           ------------------------------------

     Neither the Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole.

     8.9.  Compliance with Other Instruments, Laws, etc.
           --------------------------------------------

     Neither the Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, partnership certificate, partnership agreement or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower and its Subsidiaries, considered as a whole.

     8.10.  Tax Status.
            ----------

     The Borrower and its Subsidiaries (a) have made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books in accordance with generally accepted accounting principles provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction (except for amounts contested in good faith after the Effective Date as to which the Borrower or the applicable Subsidiary has set aside on its books adequate provisions in accordance with generally accepted accounting principles), and the officers of the Borrower know of no basis for any such claim.

     8.11.  No Event of Default.
            -------------------

     No Default or Event of Default has occurred and is continuing.

     8.12.  Holding Company and Investment Company Acts.
            -------------------------------------------

     Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940. Neither the Borrower nor any of its Subsidiaries has engaged in any transaction with any "affiliated company" or "principal underwriter" of an "investment company" in violation of the Investment Company Act of 1940.

     8.13.  Absence of Financing Statements, etc.
            ------------------------------------

     Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document (other than those filed in error and those evidencing indebtedness paid and discharged in full) filed or recorded with any filing records, registry or other public office and currently in effect, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any material assets or property of the Borrower or any of its Subsidiaries or any rights relating thereto.

     8.14.  Perfection of Security Interest.
            -------------------------------

     All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral (other than filings to be made by the Agent of financing statements or Mortgages or amendments thereto delivered by the Borrower and its Subsidiaries on the Effective Date or thereafter as may be required by the Agent). The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower or a Subsidiary of the Borrower party to one of the Security Agreements is the owner of the Collateral that is the subject of such Security Agreement free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     8.15.  Certain Transactions.
            --------------------

     Except for transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than such Person could obtain in arms length transactions from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, except as disclosed on Schedule 8.15 hereto and except for
                                           -------- ----
renewals and extensions of the existing agreements described on Schedule 8.15 so
                                                                -------- ----
long as such renewals and extensions are on substantially the same terms as the agreement being renewed or extended.

     8.16.  Employee Benefit Plans.
            ----------------------

          8.16.1.  In General.
                   ----------

          Except as set forth on Schedule 8.16 hereto, each Employee Benefit
                                 -------------
     Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions. The Borrower has heretofore delivered or made available to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under
     (S)103(d) of ERISA, with respect to each Guaranteed Pension Plan, if any.

          8.16.2.  Terminability of Welfare Plans.
                   ------------------------------

          Each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of (S)3(1) or (S)3(2)(B) of ERISA may be terminated by the Borrower or an ERISA Affiliate, as appropriate, at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower or such ERISA Affiliate, without material liability to any Person.

          8.16.3.  Guaranteed Pension Plans.
                   ------------------------

          Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months prior to the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans by more than $1,000,000, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

          8.16.4.  Multiemployer Plans.
                   -------------------

          Neither the Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S)4201 of ERISA or as a result of a sale of assets described in
     (S)4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S)4241 or (S)4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under
     (S)4041A of ERISA.

     8.17.  Regulations U and X.
            -------------------

     The proceeds of the Revolving Credit Loans and the Term Loans shall be used solely to convert the Obligations under the Original Credit Agreement to Obligations hereunder, and thereafter for working capital and partnership and general corporate purposes and Capital Expenditures (including making Investments in Subsidiaries to permit such Subsidiaries to make Capital Expenditures as permitted hereunder) (subject to the limitations set forth in
(S)(S)9.12 and 11.7 hereof). The Borrower will obtain Letters of Credit solely for partnership and general corporate purposes. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any

"margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     8.18.  Environmental Compliance.
            ------------------------

     The Borrower has taken all reasonable steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that except as set forth on Schedule 8.18 hereto:
                -------- ----

          (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or has received written notice of an alleged violation of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole;

          (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation: any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any Hazardous Substance which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances which claim, cause of action or proceeding could have any of the effects described in (S)8.7;

          (c) during the period of the Borrower's or its Subsidiaries' ownership, and to the best of the Borrower's knowledge with respect to all periods prior thereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate except in accordance with any applicable Environmental Laws; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any hazardous waste, as defined by 42 U.S.C.
     (S)6903(5) that has been generated on any of the Real Estate has been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

          (d) None of the Borrower and its Subsidiaries, any Mortgaged Property or any of the other Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

     8.19.  Subsidiaries, etc.
            -----------------

     As of the Effective Date, Petro Distributing and Petro Financial are the only Subsidiaries of the Borrower. In addition, the Borrower will not, after the Effective Date, have any other Subsidiaries except as permitted by the terms of this Credit Agreement. Except as set forth on Schedule 8.19 hereto, and
                                                  -------- ----
except for transactions listed on Schedule 10.8 and similar future arrangements
                                  -------------
otherwise permitted under this Credit Agreement which might be deemed to give rise to de facto joint ventures or partnership by operation of general
        --------
principles of partnership law, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person.

     8.20.  Reasonably Equivalent Value.
            ---------------------------

     The Borrower and each of its Subsidiaries has received reasonably equivalent value for the Obligations it has incurred, and the security interests and mortgages it has granted, hereunder and under the other Loan Documents. The incurrence by the Borrower and each of its Subsidiaries of their Obligations and the granting by the Borrower and each of its Subsidiaries of security interests and mortgages on their properties do not result in any fraudulent transfer or fraudulent conveyance within the meaning of any applicable federal or state statute or the interpretation thereof or relevant common law.

     8.21.  Chief Executive Offices.
            -----------------------

     The Borrower's chief executive office is at 6080 Surety Drive, El Paso, Texas 79905, at which location its books and records are kept.

     8.22.  Fiscal Year.
            -----------

     The Borrower and each of its Subsidiaries has a fiscal year which is the twelve months ending on December 31 of each calendar year.

     8.23.  No Amendments to Certain Documents.
            ----------------------------------

     Since the Original Closing Date the Borrower has not amended the Operating Partnership Agreement or any material respect. Each of the representations and warranties made by the Borrower in any of the Loan Documents, the

Discount Notes Indenture, the Discount Notes, the Operating Partnership Agreement, or the Holdings Partnership Agreement was true and correct in all material respects when made and remains true and correct in all material respects on the Effective Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date falling prior to the Effective Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted by the Loan Documents.

     8.24.  Insurance.
            ---------

     The Borrower and each of its Subsidiaries maintains with financially sound and reputable insurers insurance with respect to its properties and businesses against such casualties and contingencies as are in accordance with sound business practices, with the details of such coverage being more fully described on Schedule 8.24 hereto, as amended from time to time in accordance with sound
   -------------
business practices.

     8.25.  Bank Accounts.
            -------------

     Schedule 8.25 (as updated on a quarterly basis in accordance with (S)9.4
     -------- ----
hereto) sets forth the account numbers and location of all bank accounts of the Borrower and all of its Subsidiaries.

     8.26.  Representations Regarding each Project.
            --------------------------------------

          8.26.1.  Condition of Property.
                   ---------------------

          As of the date of each Borrower's Requisition submitted by the Borrower with respect to a Project, except as disclosed therein, (a) neither the Property nor any portion thereof will have been damaged or injured as a result of any fire, explosion, accident, flood or other casualty which is not covered by insurance and which could reasonably be expected to have a material adverse effect on the economic viability of the Project, (b) no portion of the Property will be the subject of a Taking which could reasonably be expected to have a material adverse effect on the economic viability of the Project, and (c) the Borrower shall not have received written notice of any contemplated or proposed Taking which could reasonably be expected to have a material adverse effect on the economic viability of the Project.

          8.26.2.  Relevant Contracts.
                   ------------------

          At the time of making any Loan Request to fund any Property Costs associated with any Project, each (a) Construction Contract pertaining thereto is in full force and effect; (b) both the Borrower and the Contractor are in material compliance with their respective obligations under the Construction Contract; (c) the work to be performed by the Contractor under the Construction Contract is the work called for by the Plans and Specifications and all work required to complete the Improvements (other than work contemplated to be completed by the Borrower's employees) in accordance with the Plans and Specifications is provided for under the Construction Contract; (d) all work on the Improvements shall be completed substantially in accordance with the Plans and Specifications in a good and workmanlike manner and shall be free of any material defects; and (e) to the extent the Project is being constructed on leased Real Estate, that the Borrower is not in material default of any terms of the lease and that the lease is in full force and effect. Notwithstanding the foregoing, in the event the Contractor is in default of its obligations under the Construction Contract, at the sole option of the Borrower, the Borrower shall have the right to terminate such Construction Contract and enter into a substitute or replacement Construction Contract with a new Contractor, in which event such new Construction Contract shall be assigned to the Agent and a copy of such new

     Construction Contract shall be provided to Agent promptly following the execution thereof.

     8.27.  Disclosure.
            ----------

      No representation or warranty made by the Borrower or any of its Subsidiaries in this Credit Agreement, or in any agreement, instrument, document, certificate, written statement or letter furnished to the Agent or the Banks, by or on behalf of such Person in connection with any of the transactions contemplated by any of the Loan Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein taken as a whole not misleading as of the time when made or deemed to be made in light of the circumstances in which they are made. There is no fact known to the Borrower or any of its Subsidiaries on or as of the Effective Date (other than general market, economic or geopolitical conditions) which materially adversely affects, or which would, in the reasonable judgment of the Borrower, materially adversely affect in the reasonably foreseeable future the financial position, business, operations or affairs of the Borrower and its Subsidiaries, considered as a whole.

     9.  AFFIRMATIVE COVENANTS OF THE BORROWER.
         -------------------------------------

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation or Letter of Credit is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

     9.1.  Punctual Payment.
           ----------------

     The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     9.2.  Maintenance of Office.
           ---------------------

     The Borrower will maintain its chief executive office in El Paso, Texas or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made.

     9.3.  Records and Accounts.
           --------------------

     The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves, to the extent required by generally accepted accounting principles, for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

     9.4.  Financial Statements, Certificates and Information.
           --------------------------------------------------

     The Borrower will deliver to each of the Banks:

          (a) as soon as practicable, but in any event not later than one hundred (100) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries, the consolidating balance sheet of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, each as at the end of such year, and the related consolidated statements of income, and consolidated statements of cash flow and consolidating statements of income and consolidating statements of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and such consolidated statements are reported upon without qualification by a nationally recognized independent certified public accounting firm or by other independent certified public accountants of nationally recognized standing, together with a written statement from such accountants to the effect that they have read a copy of (S)11 of this Credit Agreement in connection with their audit of the Borrower and its Subsidiaries, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default under (S)11 of the Credit Agreement, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default under (S)11 of the Credit Agreement they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks
                 --------
     for failure to obtain knowledge of any Default or Event of Default;

          (b) as soon as practicable, but in any event not later than fifty-five (55) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries and the unaudited consolidating balance sheet of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, each as at the end of such quarter, and the related consolidated statements of income, consolidated statements of cash flow for the portion of such Person's fiscal year then elapsed, all in reasonable detail, showing operating contribution on a Stopping Center by Stopping Center basis and with respect to the Borrower the comparison of the Borrower's performance for such period to the Borrower's projected budget for such period, and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (c)  as soon as practicable, but in any event not later than thirty
     (30) days after the end of each month, in each fiscal year of the Borrower, copies of the unaudited monthly consolidated balance sheet of Holdings and its Subsidiaries and the Borrower and its Subsidiaries for such month, and the related consolidated statement of income and consolidated cash statement for the portion of such Person's fiscal year then elapsed, and with respect to the Borrower, setting forth in comparative form the figures set forth in the Borrower's budget for the comparable period, all in reasonable detail, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial condition of the Borrower and its Subsidiaries on the date thereof (subject to quarterly adjustments and the exclusion of footnotes);

          (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit C hereto (the "Compliance Certificate") and setting
                 ------- -
     forth in reasonable detail (i) computations
     evidencing compliance with the covenants contained in (S)11 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date, (ii) an updated
     Schedule 8.26 identifying any bank account opened or closed during the
     -------------
     fiscal quarter then ended (iii) an updated Schedule 8.18 identifying any
                                                -------- ----
     new underground storage tanks located on the Mortgaged Properties, (iv) a schedule identifying the actual operating expenses of Holdings for the fiscal quarter then ended compared to the amounts previously provided in the budget delivered to the Agent pursuant to (S)9.4(e)(ii), and (v) a schedule identifying, in detail, all New Site Capital Expenditures for such fiscal quarter.

          (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission;

          (f) not later than January 31 of each year, or such later time as agreed to by the Agent, (i) the budgets of the Borrower and its Subsidiaries for such year, (ii) the budget of the operating expenses for such year intended to be distributed to Holdings pursuant to (S)10.4(c), and (iii) projections of the Borrower and its Subsidiaries for such year prepared on a quarterly basis, including balance sheets, income statements and cash flow statements and detail regarding projected Capital Expenditures, such projections to be updated on a quarterly basis;

          (g) promptly upon receipt thereof, copies of all final management letters of substance and other material reports of substance which are submitted to the Borrower by its independent accountants in connection with any annual or interim audit of the books of the Borrower made by such accountants;

          (h) from time to time such other financial data and information as the Agent or any Bank may reasonably request.

     9.5.  Notices.
           -------

          9.5.1.  Defaults.
                  --------

          The Borrower will promptly upon becoming aware thereof, notify the Agent and each of the Banks in writing of the occurrence of any Default or Event of Default, together with a statement of the President or Chief Financial Officer of the Borrower setting forth the details of such Default or Event of Default and the action which the Borrower has taken or proposes to take with respect thereto. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation having a principal amount of $500,000 or more, to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall promptly give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

          9.5.2.  Environmental Events.
                  --------------------

          The Borrower will promptly give notice to the Agent and each of the Banks (a) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency that would reasonably be expected to materially affect the assets, liabilities, financial conditions or operations of the Borrower and its Subsidiaries, considered as a whole, or the Agent's mortgages, deeds of trust or security interests pursuant to the Security Documents, and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that would reasonably be expected to materially affect the assets, liabilities, financial conditions or operations of the Borrower and its Subsidiaries, considered as a whole, or the Agent's mortgages, deeds of trust or security interests pursuant to the Security Documents.

          9.5.3.  Notification of Claim against Collateral.
                  ----------------------------------------

          The Borrower will, promptly after becoming aware thereof, notify the Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral having a value in excess of $500,000, or the Agent's rights with respect to such Collateral, are subject, except for Permitted Liens.

          9.5.4.  Notice of Litigation and Judgments.
                  ----------------------------------

          The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings against the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving a claim against the Borrower or any of its Subsidiaries as to which there is a reasonable probability of an adverse determination and which if adversely determined would reasonably be expected to have a materially adverse effect on the Borrower and its Subsidiaries, considered as a whole, and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment, final or otherwise, against the Borrower or any of its Subsidiaries in an amount which exceeds applicable insurance coverage by more than $500,000.

     9.6.  Existence; Maintenance of Properties.
           ------------------------------------

     The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its partnership existence, rights and franchises and to preserve and keep in full force and effect the partnership or corporate existence of its general partner and its Subsidiaries, and those of their general partners, and the rights and franchises of its Subsidiaries, except where the loss or termination of such rights or franchises or, in the case of a Subsidiary, the corporate or partnership existence, will have a material adverse effect on the Borrower and its Subsidiaries considered as a whole; provided that this sentence shall not prohibit any transactions permitted
       --------
by (S)10.4 and (S)10.5. The Borrower (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals and replacements thereof, all as in the judgment of such Person may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them (considering the Borrower and its Subsidiaries as a whole) and in related businesses (including expansions of such business or related business); provided that nothing in this (S)9.6 shall
                                    --------
prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the reasonable judgment of such Person, desirable in the conduct of its or their business and that does not, with other such discontinuances, in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis. Such properties may be disposed of if such a disposition is permitted by (S)10.5.2 hereof

     9.7.  Insurance.
           ---------

     The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the schedule of insurance coverages set forth in Schedule 8.25
                                                                 -------- ----
hereto and the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages to which it is a party; provided, however, that
                                                        --------  -------
notwithstanding the provisions of the Mortgages, flood and earthquake coverages under all-risk property insurance shall be subject to an aggregate limit of not less than $3,000,000 for all Mortgaged Properties (other than the Mortgaged Property in Corning, California which shall continue to be subject to an aggregate limit of not less than $5,000,000).

     9.8.  Taxes.
           -----

     The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not
          --------
be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves, to the extent required by generally accepted accounting principles, with respect thereto; and provided
                                                                    --------
further that the Borrower and each Subsidiary of the Borrower will pay all such
-------
taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     9.9.  Inspection of Properties and Books, etc.
           ---------------------------------------

          9.9.1.  General.
                  -------

          The Borrower shall permit the Banks, through the Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request; provided, that, for all
                                                   --------
     Stopping Centers, at any time prior to a Default or an Event of Default, the Agent or such Bank shall give the Borrower prior written notice of such inspection, the inspection shall occur during daytime business hours, and the Agent or such Bank shall be accompanied by a designated officer or director of the Borrower (so long as the Borrower makes such designated officer or director available at such time).

          9.9.2.  Commercial Finance Examinations.
                  -------------------------------

          The Borrower will permit commercial finance examiners engaged by the Agent to visit its premises and conduct an audit of such Person's books and records. The Borrower agrees to pay the reasonable fees and expenses of such commercial finance examinations; provided, that absent a Default or an
                                           --------
     Event of Default the Borrower shall only be required to pay the fees and expenses of two (2) commercial finance examinations per year, the cost of such exams in the absence of a Default or Event of Default not to exceed $20,000 in the aggregate in any fiscal year.

          9.9.3.  Appraisals.
                  ----------

           Periodically, upon the request of the Agent, the Borrower will obtain and deliver to the Agent appraisal reports in form and substance and from appraisers satisfactory to the Agent (or will pay the costs and expenses of any such appraisals obtained by the Agent), stating the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by the Borrower or any of its Subsidiaries. The determination as to whether to require appraisals of some or all of the Mortgaged Property pursuant to this (S)9.9.3 shall be at the sole discretion of the Agent taking into account applicable laws and regulatory requirements (including, without limitation, FIRREA), then existing market conditions, and such other factors as the Agent deem relevant. Such appraisals will occur no more frequently than once in any twelve month period, or more frequently as determined by the Agent if a Default or Event of Default shall have occurred and be continuing.

          9.9.4.  Environmental Assessments.
                  -------------------------

           The Agent may, at reasonable times and without unreasonable interference with the operations of the Borrower, in its discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm
     (a) whether any Hazardous Substances are present in the soil or water at such Mortgaged Property and (b) whether the use and operation of such Mortgaged Property complies with all Environmental Laws provided, that, at
                                                             --------
     any time prior to a Default or an Event of Default, the Agent shall give the Borrower prior written notice of such environmental assessment, such assessment shall occur during day time business hours, and the Agent or environmental engineer shall be accompanied by a designated officer or director of the Borrower (so long as the Borrower makes a designated officer or director available at such time). Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent reasonably deems appropriate. All such environmental assessments shall be conducted and made at the expense of the Borrower.
     The Agent will not obtain more than one environmental assessment in any twelve month period for any Mortgaged Property, unless a Default or Event of Default shall have occurred and be continuing as a material Release or other material event of environmental concern has occurred with respect to such Mortgaged Property.

     9.10.  Compliance with Laws, Contracts, Licenses, and Permits.
            ------------------------------------------------------

     The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its partnership certificate, partnership agreement, charter documents and by-laws, (c) all material agreements and instruments by which it or any of its properties may be bound except as would not reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries considered as a whole, and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or under any of the other Loan Documents to which such Person is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Person to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

     9.11.  Employee Benefit Plans.
            ----------------------

     The Borrower will (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (b) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under (S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

     9.12.  Use of Proceeds.
            ---------------

     The Borrower will use the proceeds of the Revolving Credit Loans and the Term Loans solely to convert the Obligations under the Original Credit Agreement to Obligations hereunder, to finance Capital Expenditures, and for working capital and general corporate or partnership purposes. The Borrower will obtain Letters of Credit solely for general corporate or partnership purposes.

     9.13.  Additional Mortgaged Property.
            -----------------------------

     If, after the Effective Date, the Borrower or any of its Subsidiaries acquires or leases Real Estate to be used as a Stopping Center or Petro:Lube or which is purchased by the Borrower or such Subsidiary for an amount in excess of $500,000, the Borrower shall, or shall cause such Subsidiary to, contemporaneously with the Permitted Acquisition Closing Date, deliver to the Agent a fully executed mortgage or deed of trust substantially in the form of Exhibit E hereto and other documents in order to give the Agent, for the benefit
---------
of the Banks, a first priority mortgage on and security interest in such Real Estate and related personal property, subject only to Permitted Liens, together with the additional items that the Borrower would be required to deliver to the Agent pursuant to (S)13.6 hereto if the Borrower were to request a Revolving Credit Loan to fund such acquisition (excluding the items described in (S)13.6.2 hereto regarding "Use of Proceeds"), provided, however, as to any leasehold
                                     --------  -------
interest it shall not be a Default or Event of Default hereunder if the Borrower, after using its best efforts to obtain any necessary consents, is unable to execute and deliver such leasehold mortgage or deed of trust due to a failure to obtain any third-party consents needed to grant such mortgage or deed of trust. The Borrower further agrees that, following the taking of such actions with respect to such Real Estate, the Agent shall have for the benefit of the Banks and the Agent a valid and enforceable first priority mortgage or deed of trust over and security interest in such real estate and related personal property, free and clear of all liens and encumbrances except for Permitted Liens.

     9.14.  Cash Management.
            ---------------

     The Borrower will, and will cause its Subsidiaries to, together with the employees, agents and other Persons acting on behalf of the Borrower or such

Subsidiary, cause all domestic cash receipts and all payments constituting proceeds of accounts receivable or other Collateral to be paid, in the form received, with any appropriate endorsements, into an account with the Agent or such other account, which shall be subject to an agency agreement as shall be satisfactory to the Agent.

     9.15.  Interest Rate Protection Arrangements.
            -------------------------------------

     The Borrower shall obtain interest rate protection arrangements satisfactory to the Agent which shall cover at least fifty percent (50%) of the principal amount of the Term Loan B and shall have a term reasonably acceptable to the Agent, and the Borrower shall maintain such interest rate protection arrangements or replacements thereof acceptable to the Agent during the term of this Credit Agreement.

     9.16.  Cost Overruns.
            -------------

     In the event the Borrower becomes aware of any change in Property Costs with respect to a Project which will increase the Project's Construction Budget (as the Construction Budget is revised from time to time and approved by the Agent) and cause the aggregate Construction Budget to be increased by more than fifteen percent (15%), the Borrower shall promptly notify the Agent in writing and promptly submit to the Agent for its approval a revised Construction Budget. No further Revolving Credit Loans for such Project need be made by the Agent unless and until the revised Construction Budget so submitted by the Borrower to the Agent is approved by the Agent, and the Agent reserves the right to approve or disapprove of any revised Construction Budget in its reasonable discretion, such approval or disapproval to be provided by the Agent in a timely manner.

     9.17.  Contingency Reserve.
            -------------------

     The Borrower covenants and agrees that the amount allocated as Contingency Reserves in each Construction Budget shall not exceed ten percent (10%) without the prior approval of the Agent.

     9.18.  Deposit of Funds Advanced.
            -------------------------

     The Borrower may, but shall not be obligated to, open and maintain an account with the Agent into which the Agent shall deposit the proceeds of each Revolving Credit Loan which is permitted to be funded hereunder and the proceeds of which are to be used within one year of the Drawdown Date of such Revolving Credit Loan for a Project, a Petro:Lube Project or a New Profit Center Project. The Agent is hereby irrevocably authorized to charge any account of the Borrower with the Agent, including such account, without the further approval of the Borrower, for (a) any expenses incurred by the Agent or any Bank (including, without limiting the generality of the foregoing, Construction Inspector fees and reasonable attorneys' fees), or (b) any other sums due to the Agent or any of the Banks under this Credit Agreement or any of the other Loan Documents, all to the extent that the same are not paid by the respective due dates thereof.

     9.19.  Advances to Contractor.
            ----------------------

     Upon the occurrence and during the continuance of a Default or Event of Default, or upon the request of the Borrower, as the case may be, at its option the Agent may, upon prior written notice to the Borrower, make any or all advances for construction expenses directly to the Contractor for deposit in an appropriately designated special bank account, and the execution of this Credit Agreement by the Borrower shall, and hereby does, constitute an irrevocable authorization so to advance the proceeds of any Revolving Credit Loan. No further authorization from the Borrower shall be necessary to warrant such direct advances to the Contractor and all such advances shall satisfy pro tanto
                                                                      --- -----
the obligations of the Agent and the Banks hereunder and shall be secured by the Security Documents and the other Loan Documents as fully as if made directly to the Borrower.

     9.20.  Construction Inspector.
            ----------------------

     Upon not less than ten (10) days written notice to the Borrower, the Agent may retain the Construction Inspector at the cost of the Borrower to perform the following services on behalf of the Agent;

          (a)   to review applicable Loan Requests and material change orders;
     and

          (b) to make periodic inspections for the purpose of assuring that construction of the Improvements to date is in accordance with the Plans and Specifications and to approve the Borrower's then current Loan Request, as the case may be, as being consistent with the Construction Budget and the Borrower's Obligations under this Credit Agreement.

     The fees of the Construction Inspector shall be paid by the Borrower forthwith upon billing therefor and expenses incurred by the Agent on account thereof shall be reimbursed to the Agent forthwith upon request therefor, but neither the Agent nor the Construction Inspector shall have any liability to the Borrower on account of (i) the services performed by the Construction Inspector,
(ii) any neglect or failure on the part of the Construction Inspector to properly perform its services, or (iii) any approval by the Construction Inspector of construction of the Improvements. Neither the Agent nor the Construction Inspector assumes any obligation to the Borrower or any other person concerning the quality of construction of the Improvements or the absence therefrom of defects.

     9.21.  Completion of Project.
            ---------------------

     Upon the completion of any Project, the Borrower shall deliver to the Agent the following:

          (a) final written lien waivers or other evidence satisfactory to the Agent that no liens exist from (i) the Contractor and (ii) any subcontractor, supplier or materialman whose aggregate contract amount is at least $500,000 who is entitled to file a lien which has priority over the Mortgage or liens under the applicable Security Documents under applicable state law;

          (b) a copy of any certificate of occupancy issued with respect to the Improvements (to the extent a certificate of occupancy is required under applicable law);

          (c) a certificate of the Borrower's Architect (of if there is no Borrower's Architect, representative of the Borrower responsible for such Project) that the Improvements have been completed in all material respects in accordance with the Plans and Specifications and that the Improvements comply in all material respects with all applicable requirements and governmental approvals and are in all respects (except for work to be performed by tenants) ready for occupancy;

          (d) an endorsement to the Title Policy previously issued with respect to such Project removing any "pending disbursements" or similar limitations obtained in such Title Policy; and

          (e) such other information, documentation and certification as the Agent shall reasonably request.

     9.22.  Further Assurances.
            ------------------

     The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

     9.23.  Compliance with Environmental Laws.
            ----------------------------------

     The Borrower will, and will cause its Subsidiaries to, (a) use the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate, in each case (a) through (e), in compliance with all applicable Environmental Laws in all material respects.

     9.24.  Financial Consultant.
            --------------------

     Within thirty (30) days after the Effective Date, the Borrower shall have engaged a financial consultant acceptable to the Agent to perform consulting services of a scope and tenor acceptable to the Agent.

     9.25.  Agency Account Agreements.
            -------------------------

     Subject to the terms of the Comdata Subordination Agreement, within thirty
(30) days after the Effective Date, the Agent shall have received fully executed agency account agreements in form and substance satisfactory to the Agent, with each bank (other than the Agent) with which the Borrower or any Subsidiary maintains a lockbox, concentration or other account into which domestic cash receipts and proceeds of accounts receivable are deposited.

     9.26.  UCC Search Results.
            ------------------

     Within fourteen (14) days after the Effective Date, the Agent shall have received from each of the Borrower and its Subsidiaries the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

     10.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER.
          ------------------------------------------

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligations to issue, extend or renew any Letters of Credit:

     10.1.  Restrictions on Indebtedness.
            ----------------------------

     The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

          (b) Indebtedness to suppliers in respect of long term supply contracts consistent with industry practices;

          (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)9.8;

          (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) Indebtedness evidenced by the Old Notes or the Senior Notes (including without limitation any guarantees of such Senior Notes by Subsidiaries which are Guarantors);

          (g) obligations of the Borrower and its Subsidiaries under Capitalized Leases; provided that the aggregate principal amount of all
                         --------
     such Indebtedness of the Borrower and its Subsidiaries permitted pursuant to this (S)10.1(g) shall not exceed the aggregate amount of $5,000,000 at any one time;

          (h) Indebtedness existing on the date hereof and listed and described on Schedule 10.1 hereto, including the remaining unamortized portion of the
        -------- ----
     original issue discount of such Indebtedness;

          (i) Indebtedness of a Subsidiary of the Borrower which is a Guarantor existing on the Effective Date to the Borrower or another Subsidiary of the Borrower which is a Guarantor; provided that the same are evidenced by
                                    --------
     promissory notes, leases or contracts in form and substance satisfactory to the Agent which are pledged to the Agent for the benefit of the Banks or evidenced only by open account;

          (j) Indebtedness of the Borrower to a Subsidiary of the Borrower so long as (i) such Indebtedness is subordinated to the Obligations pursuant to the terms of the subordination agreement attached hereto as Exhibit I
                                                                    ------- -
     and (ii) such Indebtedness complies with the applicable provisions of the Senior Notes Indenture and the Discount Notes Indenture relating to intercompany debt limitations;

          (k) Indebtedness in respect of performance, surety or appeal bonds obtained in the ordinary course of the Borrower's business and in connection with transactions in the ordinary course of the Borrower's business;

          (l) Indebtedness under fuel price swaps, fuel price caps, and fuel price collar or floor agreements, and similar agreements or arrangements designed to protect against or manage fluctuations in fuel prices with respect to fuel sold in the ordinary course of business of the Borrower and its Subsidiaries in amounts and on terms consistent with past practices of the Borrower and its Subsidiaries;

          (m) Indebtedness in respect of Distributions permitted under this Credit Agreement and accruals or declarations of such Distributions;

          (n) Indebtedness in respect of contribution, indemnification and reimbursement obligations owed by the Borrower or any of its Subsidiaries to any of the other of them in respect of the Senior Notes and the Obligations under this Credit Agreement or other Indebtedness permitted hereunder, provided that any such Indebtedness of the Borrower to a
                --------
     Subsidiary shall be subordinated in the manner provided in (S)10.1(j);

          (o) Indebtedness consisting of guaranties by the Borrower or any of its Subsidiaries of Indebtedness of the Borrower or any other Subsidiary which is a Guarantor and is permitted under this Credit Agreement; provided
                                                                        --------
     that, except for guaranties by the Borrower provided in connection with Indebtedness permitted by subsection (b) hereof, the Borrower provides a copy of any such guaranty to the Agent at the time such guaranty is made;

          (p) Indebtedness under interest rate swap agreements or similar interest rate protection agreements entered into in the ordinary course of business and not entered into for speculative purposes;

          (q) Indebtedness of the Borrower or any of its Subsidiaries incurred at any time when the Leverage Ratio as of the most recent fiscal quarter end is less than 4.50:1, in connection with the acquisition after the date hereof of any Capital Assets by the Borrower or such Subsidiary to the seller of such Capital Asset; provided that (i) the terms of such
                                   --------
     Indebtedness do not contain amortization requirements which result in a shorter average life, earlier maturities, prepayment penalties, premiums or other costs and expenses, or affirmative covenants, negative covenants or defaults which are materially more restrictive to the Borrower or its Subsidiaries than the terms of this Credit Agreement; (ii) the maturity of such Indebtedness occurs after the Term Loan B Maturity Date; and (iii) if the aggregate outstanding principal amount of all such Indebtedness is in excess of $5,000,000, such Indebtedness shall be subordinated to the Obligations on terms satisfactory to the Agent;

          (r) Indebtedness of the Borrower or any of its Subsidiaries assumed or acquired at any time when the Leverage Ratio as of the most recent fiscal quarter end is less than 4.50:1, in connection with the acquisition after the date hereof of any Capital Assets by the Borrower or such Subsidiary; provided, that (i) such Indebtedness is either unsecured
                 --------
     Indebtedness or secured only by all or any portion of the Capital Asset being acquired and (ii) the aggregate amount of all such Indebtedness of the Borrower and its Subsidiaries pursuant to this (S)10.1(r) shall not exceed the aggregate outstanding principal amount of $12,500,000 at any time;

          (s) Indebtedness of the Borrower or any of its Subsidiaries, as applicable, incurred to refinance and replace Indebtedness of such Person permitted under clauses (f), (h), (q) and (r) hereof, provided that (i) the principal amount (or committed principal amount) of such refinancing or replacement Indebtedness shall not exceed the outstanding principal amount (or committed principal amount) of the Indebtedness being refinanced or replaced, plus all penalties, premiums and costs associated therewith; (ii) such refinancing or replacement Indebtedness does not contain amortization requirements which result in a shorter average life, earlier maturities, higher interest rates, prepayment penalties, premiums or other costs and expenses, or affirmative covenants, negative covenants or defaults which are materially more restrictive to the Borrower or such Subsidiary, as applicable, than the similar requirements of the Indebtedness being refinanced or replaced;

          (t) Indebtedness of the Borrower or any of its Subsidiaries in respect of any deferred purchase price obligations of the Borrower or such Subsidiary for equipment in the aggregate amount not to exceed the aggregate outstanding principal amount of $3,000,000;

          (u)  other Indebtedness not otherwise permitted by this (S)10.1;

     provided that the aggregate outstanding principal amount of all such
     --------
     Indebtedness of the Borrowers, and its Subsidiaries permitted pursuant to this (S)10.1(u) shall not exceed the aggregate outstanding principal amount of $2,000,000 at any time;

          (v) Indebtedness of the Borrower to Comdata arising out of the Comdata Agreement, in an amount not to exceed $25,000,000 in the aggregate at any time; and

          (w) Guaranties by the Borrower or any of its Subsidiaries of Indebtedness in an aggregate amount not to exceed $2,000,000; provided that if the Leverage Ratio as at the most recent fiscal quarter end was less than 4.50:1 the Borrower and its Subsidiaries may guarantee Indebtedness in an additional amount not to exceed $3,000,000 in the aggregate subject to a dollar for dollar reduction in the amount of Indebtedness permitted by
     (S)10.1(r) for each dollar guaranteed hereunder above $2,000,000.

     10.2.  Restrictions on Liens.
            ---------------------

     The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, create or incur or suffer to be created or incurred or to exist any Lien; provided that the Borrower and any Subsidiary of the Borrower may create or
--------
incur or suffer to be created or incurred or to exist:

          (a) Liens (other than Liens on Mortgaged Properties) in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

          (b) Liens to secure taxes, assessments and other government charges or liens on properties to secure claims for labor, material or supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)9.8;

          (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (d) Liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (S)10.1(d);

          (e) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens on properties to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of
     (S)9.8;

          (f) encumbrances on Real Estate consisting of leases, licenses, easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

          (g)  Liens existing on the date hereof and listed on Schedule 10.2
                                                               -------- ----
     hereto;

          (h) subject to the limitation set forth in (S)4.4.1 hereof, purchase money security interests in or purchase money liens on real or personal property other than Mortgaged Properties acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by
     (S)10.1(q), incurred in connection with the acquisition of such property, which security interests or liens cover only the real or personal property so acquired; provided, however, to the extent all or any portion of such
                  --------  -------
     Indebtedness is in excess of the aggregate outstanding principal amount of $5,000,000 at any time, such security interest and/or lien shall be subordinated to the liens and security interests of the Agent on terms acceptable to the Agent, and such liens shall only be permitted to be incurred to the extent no Default or Event of Default has occurred and is continuing or would exist as a result of such incurrence;

          (i) subject to the limitation set forth in (S)4.4.1 hereof, security interests in or liens on Capital Assets acquired after the date hereof to secure the Indebtedness of the type and amount permitted by (S)10.1(r), incurred in connection with the acquisition of such property, which security interests or liens cover only all or any portion of the Capital Asset so acquired, and such liens shall only be permitted to be incurred to the extent no Default or Event of Default has occurred and is continuing or would exist as a result of such incurrence;

          (j) Liens on each Mortgaged Property as and to the extent permitted by the Mortgage applicable thereto;

          (k)  interests of lessors under leases permitted by (S)10.1(g) or
     (S)11.5;

          (l) Liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents;

          (m)  Liens securing refinancing Indebtedness permitted under
     (S)10.1(s) hereof, but only to the extent that the Indebtedness so refinanced was secured, and only covering assets which secured the Indebtedness being refinanced;

          (n) Liens (other than Liens on Mortgaged Properties) to secure the performance of tenders, bids, surety or performance bonds and other similar obligations incurred in the ordinary course of business consistent with past practices;

          (o) Liens in respect of any transfer of certain credit card receivables solely for the purpose of facilitating collection on behalf of the Borrower and for the Borrower's account on such receivables;

          (p) Liens in respect of fuel swaps and other hedging arrangements as permitted by (S)10.1(l) hereof;

          (q)  interest of lessees under leases;

          (r)  Liens on equipment purchased as permitted by (S)10.1(t) hereof;
     and

          (s) Liens on assets sold which were created solely by virtue of an asset sale permitted by (S)10.5.2.

     10.3.  Restrictions on Investments.
            ---------------------------

     The Borrower will not, nor will the Borrower permit any of its Subsidiaries to make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower and repurchase obligations in respect thereof having a term of not more than thirty (30) days entered into with any United States bank having assets in excess of $1,000,000,000;

          (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of (i) United States banks having total assets in excess of $1,000,000,000 or (ii) United States banks having total assets of less than $1,000,000,000 as long as such Investments do not remain in such banks for more than seven (7) days in amounts in excess of FDIC insurance coverage and do not exceed $500,000 per bank in the aggregate at any time;

          (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 2" if rated by Moody's Investors Services, Inc., or not less than "A 2" if rated by Standard and Poor's Ratings Group;

          (d)  Investments existing on the date hereof and listed on Schedule
                                                                     --------
     10.3 hereto;
     ----

          (e) Investments with respect to Indebtedness permitted by (S)10.1(i) and (j) so long as such entities remain Subsidiaries of the Borrower and Guarantors and such Investments are evidenced by intercompany notes which are satisfactory to the Banks, payable to the order of the Borrower and pledged to the Agent for the benefit of the Banks in the manner provided in
     (S)10.1(i) or evidenced only by open account;

          (f) Investments consisting of the Guarantees, or Investments by the Borrower in Subsidiaries of the Borrower existing on the Effective Date, or Investments with respect to Indebtedness permitted by (S)10.1(o), Investments by Petro Distributing or Petro Financial in the Old Notes, and Investments by Petro Distributing, Petro Financial or any other Subsidiary in respect of the Senior Notes existing on the Effective Date;

          (g) Investments consisting of noncash proceeds of asset dispositions permitted by (S)10.5.2;

          (h) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $750,000 in the aggregate at any time outstanding;

          (i)  shares of any so-called "money market fund" provided, that such
                                                           --------
     fund is registered under the Investment Company Act of 1940, has net assets in excess of $100,000,000, has an investment portfolio with an average maturity of 365 days or less, and invests substantially all of its assets in Investments of the types listed in clauses (a), (b) and (c) above;

          (j)  Investments consisting of Capital Expenditures permitted under
     (S) 11.7 (other than Capital Expenditures in respect of Capital Assets which are capital stock or other equity interests);

          (k) Investments in respect of fuel price swaps, fuel price caps, fuel price collars and fuel price floors and similar agreements and hedging obligations and arrangements incurred in the ordinary course of business consistent with past practices (but only to the extent done to protect against or manage the Borrower or any Subsidiary to exposure to fluctuations in fuel prices and not for speculative purposes);

          (l) Investments received in settlement of obligations owed to the Borrower or any of its Subsidiaries or as a result of bankruptcy or insolvency proceedings or upon foreclosure or enforcement of any lien in favor of the Borrower or any Subsidiary;

          (m) Investments by the Borrower or any of its Subsidiaries not otherwise permitted hereunder, provided the aggregate amount of all such outstanding Investments does not exceed $2,500,000 at any time, provided,
                                                                     ---------
     however, that if the Leverage Ratio as at the most recent fiscal quarter
     -------
     end is less than 4:50:1, such amount shall be increased to $7,500,000, plus, to the extent the Borrower would be permitted to make a Distribution
     ----
     pursuant to (S)10.4(a), the amount the Borrower would be permitted to make pursuant to (S)10.4(a) and did not otherwise make as a Distribution pursuant thereto;

          (n) Investments by the Borrower or any of its Subsidiaries in either Wholly-Owned Subsidiaries or Non-Wholly Owned Subsidiaries; provided such
                                                                 --------
     Subsidiary has guaranteed all the Obligations of the Borrower hereunder pursuant to a guaranty in form and substance satisfactory to the Agent and has granted to the Agent a first priority perfected security interest in all of its assets (subject only to Permitted Liens) to secure such Obligations pursuant to documents and agreements in form and substance satisfactory to the Agent;

          (o) Investments in respect of interest rate swaps, caps, collars and similar agreements and fuel swaps in each case permitted hereunder; and

          (p) Investments by the Borrower in respect of the purchase by the Borrower of the Capital Interests or all or substantially all of assets of any Person, so long as (i) such an acquisition is permitted by (S)10.5.1 hereof; (ii) such Person shall become a Wholly-Owned Subsidiary or Non-Wholly Owned Subsidiary and a Guarantor (unless such Person is an Immaterial Subsidiary), (iii) the Leverage Ratio as of the most recent fiscal quarter end is less than 4.50:1, and (iv) the Loan Documents shall be amended and/or supplemented as necessary to make the terms and conditions of the Loan Documents applicable to such new Subsidiary.

     10.4.  Distributions.
            -------------

     The Borrower will not make any Distributions other than Tax Distributions; provided, however, so long as no Default or Event of Default has occurred and is
--------  -------
continuing or would exist as a result thereof, the Borrower shall be permitted to make the following:

     (a) so long as the Borrower has demonstrated to the reasonable satisfaction of the Agent that the Leverage Ratio both before and after giving effect to the proposed payment is not greater than 3.00:1.00, the Borrower shall be permitted to make payments to Holdings to permit Holdings to make Distributions on Holdings' limited partnership interests in an amount not to exceed in the aggregate in any fiscal year, twenty percent (20%) of the result of (i) the Consolidated Net Income of the Borrower for such fiscal year minus
                                                                        -----
(ii) Tax Distributions made by the Borrower with respect to such fiscal year;

     (b) to Holdings in any fiscal year in an aggregate amount equal to the amount of interest Holdings is required to pay on the Discount Notes in such fiscal year solely for the purpose of making such interest payments, provided
                                                                     --------
that no such payments shall be permitted until after July 23, 2004;

     (c) payments to Holdings to enable Holdings to pay reasonable operating expenses incurred in the ordinary course of business, provided that the expected
                                                      --------
amounts shall be detailed in an annual budget with such budgeted amounts to be reasonably approved by the Agent and the actual operating expenses shall be reconciled with such budget on a quarterly basis and reported pursuant to
(S)9.4(d) hereto, provided, further, that if the actual operating expenses are
                  --------
in excess of such budgeted amounts, such excess operating expenses shall be subject to the approval of (i) the Agent, if the aggregate excess amount is no more than twenty percent (20%) of the budgeted amount and (ii) the Majority Banks, if the aggregate excess amount is greater than twenty percent (20%) of the budgeted amount; and

     (d) payments to Holdings solely for the purpose of payments to management for the repurchase of Capital Interests in Holdings required or permitted under the terms of employment contracts or option plans provided that such payments shall not exceed $1,000,000 in the aggregate.

     10.5.  Merger, Consolidation and Disposition of Assets.
            -----------------------------------------------

          10.5.1.  Mergers and Acquisitions.
                   ------------------------

          The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any acquisition of all or substantially all the assets of any Person or any operating unit of any Person or stock acquisition other than
     (a) the merger of the Borrower with another Person solely to effect a conversion of the Borrower to a corporate entity; (b) the acquisition of personal property in the ordinary course of business consistent with past practices; (c) other asset or stock acquisitions of Persons in the same or a similar line of business (i.e. the truck stop and stopping center business, services supporting the trucking and travel plaza industry and diesel and gas fueling operations) as the Borrower or its Subsidiary, or acquisitions of real estate, all such acquisitions pursuant to this paragraph (c) having an aggregate purchase price not to exceed $20,000,000 (the acquisitions permitted by paragraphs (a), (b) and (c) hereof, collectively referred to as the "Permitted Acquisitions"), in each case
                                      ----------------------
     where (i) the Borrower has provided the Agent with five (5) Business Days prior written notice of such Permitted Acquisition, which notice shall include a reasonably detailed description of such Permitted Acquisition and the material documents, agreements and instruments to be entered into in connection with such Permitted Acquisition; (ii) the business to be acquired would not subject the Banks or the Agent to regulatory or third party approvals in connection with the exercise of their rights and remedies under this Credit Agreement or any other Loan Documents; (iii) the business and assets so acquired shall be acquired by the Borrower or such Subsidiary free and clear of all liens (other than as permitted by (S)10.2 hereof) and all Indebtedness (other than as permitted by (S)10.1 hereof);
     (iv) the Borrower or such Subsidiary has taken all necessary actions to grant to the Agent a first priority perfected lien on all assets and stock to be acquired in connection with such Permitted Acquisition (other than Permitted Liens) and, to the extent applicable, has provided the Agent with all documents, agreements and information required pursuant to (S)9.13 hereof; (v) the Borrower has demonstrated to the reasonable satisfaction of the Agent, (A) that the Leverage Ratio as at the most recent fiscal quarter end is less than 4.50:1 and (B) based on a pro forma Compliance
                                                --- -----
     Certificate, compliance with (S)11 hereof on a Pro Forma Basis immediately prior to and after giving effect to such Permitted Acquisition, including, that the Leverage Ratio remains less than 4.50:1 after giving effect to such Permitted Acquisition; and (vi) no Default or Event of Default has occurred and is continuing or would exist as a result of giving effect to such Permitted Acquisition; (d) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, or (e) the merger or consolidation of two (2) or more Subsidiaries of the Borrower.
     In addition, in the event any new Subsidiary is formed as a result of or in connection with any acquisition, such new Subsidiary shall (unless such new Subsidiary is an Immaterial Subsidiary), simultaneously with such acquisition, become a guarantor of the Obligations and grant to the Agent for the benefit of the Agent and the Banks a first priority perfected lien on all of its assets.

          In the event any new Domestic Subsidiary (other than an Immaterial Subsidiary) is formed as a result of or in connection with any acquisition, simultaneously therewith, the Loan Documents shall be amended and/or supplemented as necessary to make the terms and conditions of the Loan Documents applicable to such Subsidiary. In the case of the Borrower forming or purchasing such Domestic Subsidiary, such Domestic Subsidiary (other than an Immaterial Subsidiary) shall become a guarantor hereunder, and shall grant to the Agent for the benefit of the Banks a perfected, first priority security interest in its assets, in accordance with the terms of the Security Agreement and the other Security Documents.

          10.5.2.  Disposition of Assets.
                   ---------------------

          The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the disposition of assets in the ordinary course of business, consistent with past practices or the transfer of assets from any Subsidiary to the Borrower; (b) the contribution by the Borrower of assets to any joint venture to the extent such an Investment is permitted pursuant to (S)10.3(m); (c) to the extent such a transaction would be considered a disposition of assets, the execution and delivery by the Borrower or any of its Subsidiaries of any ground lease on any Real Estate with any Person in an arms-length transaction for fair and reasonable value; (d) the sale or other disposition by the Borrower or any of its Subsidiaries of any Undeveloped Land to any Person other than a Subsidiary in an arms-length transaction for fair and reasonable value; (e) other dispositions of assets other than Asset Swaps to any third parties which are not Affiliates in an arms-length transaction for fair and reasonable value; (f) Asset Swaps to any unaffiliated third parties in an arms-length transaction for fair and reasonable value in an aggregate amount not to exceed $20,000,000 during the term of this Credit Agreement, provided that (i) the acquisition by the
                                        --------
     Borrower or such Subsidiary of the asset to be acquired pursuant to any Asset Swap is permitted pursuant to (S)10.5.1 hereof, (ii) the Borrower or such Subsidiary has complied with all the covenants and requirements contained herein as if such acquisition was a Permitted Acquisition; (iii) such Asset Swap is also considered an "Asset Swap" pursuant to the Senior Notes Indenture; and (iv) the Leverage Ratio as at the most recent fiscal quarter end is less than 4.50:1; and (g) dispositions in connection with fuel price swaps in the ordinary course of business; provided, that, prior
                                                          --------
     to making any dispositions set forth in this (S)10.5.2, the Borrower shall have delivered to the Agent on the date of any such sale or disposition a certificate signed by an authorized officer of the Borrower and evidence satisfactory to the Agent showing that (i) no Default or Event of Default has occurred and is continuing at the time of such sale or disposition and no such Default or Event of Default will exist after giving effect to such sale; (ii) if the net proceeds of any such sale (or a series of related sales) exceeds, in the aggregate, $500,000, at least eighty-five percent (85%) of the purchase price for such assets is received in cash; provided,
                                                                      --------
     however, any Asset Swap entered into by the Borrower or any Subsidiary
     -------
     which is permitted hereunder and entered into in the ordinary course of business shall not be subject to this clause (ii); (iii) the Borrower or such Subsidiary, as applicable, has delivered any promissory note or other instrument received by the Borrower or such Subsidiary in connection with such sale or disposition to the Agent to be held in pledge for the benefit of itself and the Banks in accordance with the terms of the Loan Documents; and (iv) the net cash proceeds received from any such sales or dispositions shall be applied in the manner and at the times as are required by
     (S)4.4.1. hereof. In addition, in the event the Borrower or any Subsidiary effects the sale of any assets in excess of $3,000,000 pursuant to this
     (S)10.5.2 to any Person other than a Subsidiary of the Borrower, simultaneously with such disposition the Borrower shall deliver to the Agent a written notice of such disposition, together with a written notification to the Agent setting forth the amount of cash proceeds received by the Borrower from such disposition.

          Notwithstanding anything to the contrary contained in this (S)10.5.2,
     (A) the Borrower and its Subsidiaries shall not be permitted to dispose of any assets or take (or omit to take) any action in connection with any asset sale or other disposition or engage in any other transaction which action (or omission) would require any repayment, repurchase or redemption (or any mandatory offer to repay, repurchase or redeem) by the Borrower or any of its Subsidiaries of the Senior Notes pursuant to (S)4.9 of the Senior Notes Indenture prior to the repayment in full of all the Obligations, or would violate the provisions of (S)4.9 of the Senior Notes Indenture; (B) the Borrower shall not directly or indirectly sell or otherwise dispose of all or substantially all of its assets; and (C) except as expressly permitted in this (S)10.5.2, neither the Borrower nor its Subsidiaries shall sell or otherwise dispose of any capital stock of any Person which is either the Borrower or a Guarantor or is an entity the capital stock of which is pledged under the Loan Documents by the Borrower or any Guarantor, except for transfers to the Borrower or another Guarantor (with each such transfer to the Borrower or another Guarantor to be subject to the Agent's security interest therein for the benefit of the Agent and the Banks).

     10.6.  Sale and Leaseback.
            ------------------

     The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred, unless such property is sold to an unaffiliated third party for fair and reasonable value in cash in accordance with (S)10.5.2 and the Indebtedness incurred in connection therewith is permitted under (S)10.1(g).

     10.7.  Employee Benefit Plans.
            ----------------------

     Neither the Borrower nor any ERISA Affiliate will:

          (a) knowingly engage in any nonexempt "prohibited transaction" within the meaning of (S)406 of ERISA or (S)4975 of the Code which would reasonably be expected to result in a material liability for the Borrower or any of its Subsidiaries; or

          (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S)302 of ERISA, in excess of $1,000,000, whether or not such deficiency is or may be waived; or

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to (S)302(f) or (S)4068 of ERISA; or

          (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans by more than $1,000,000, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     10.8.  Transactions with Affiliates.
            ----------------------------

     The Borrower will not, nor will the Borrower allow its Subsidiaries to, engage in transactions with its Affiliates except for (a) transactions with

Affiliates entered into on or prior to the Original Closing Date and described on Schedule 10.8 hereto, (b) transactions which are on terms no less favorable
   -------------
to such Person than such Person could obtain in arms-length transactions from third parties which are not Affiliates, (c) the payment of reasonable and customary fees for services as directors and attendance at meetings consistent with the Borrower's past practice, to directors of the Borrower or its Subsidiaries who are not employees of the Borrower or its Subsidiaries, and (d) Distributions to the extent permitted by (S)10.4 hereof.

     10.9.  No Changes to Old Notes, Senior Notes or Discount Notes.
            --------------------------------------------------------

     The Borrower will not amend any provisions of the Old Notes, the Old Indenture, the Senior Notes or the Senior Notes Indenture, the Discount Notes or the Discount Notes Indenture without the prior written consent of the Majority Banks except for amendments which are permitted to be effected by the Trustee without the consent of the holders thereof.

     10.10.  Fiscal Year.
             -----------

     The Borrower will not, and will not permit any of its Subsidiaries to, change the date of the end of its fiscal year from that referred to in (S)8.22 hereof.

     10.11.  No Negative Pledges.
             -------------------

     The Borrower will not, and will not permit any of its Subsidiaries to enter into, any agreement (excluding this Credit Agreement, the other Loan Documents, the Discount Notes and the Discount Notes Indenture) prohibiting the creation or assumption of any lien upon its properties, revenues or assets or those of any of its Subsidiaries, whether now owned or hereafter acquired other than agreements with Persons prohibiting any such lien on assets in which such Person has a prior security interest which is permitted by (S)10.2.

     10.12.  Upstream Limitations.
             --------------------

     The Borrower will not, nor will the Borrower permit any of its Subsidiaries to enter into any agreement, contract or arrangement (other than the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary to pay or make dividends or distributions in cash or kind to the Borrower or to any Subsidiary, to make loans, advances or other payments of whatsoever nature to the Borrower or to any Subsidiary or to make transfer or distributions of all or any part of its assets to the Borrower or to any Subsidiary of such Subsidiary.

     10.13.  Inconsistent Agreements.
             -----------------------

     The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance by the Borrower or such Subsidiary of its obligations hereunder or under any of the Loan Documents.

     10.14.  Undeveloped Land.
             ----------------

     The Borrower will not, and will not permit any of its Subsidiaries, to own Undeveloped Land acquired by the Borrower or any of its Subsidiaries at any time after the Original Closing Date to the extent that the value of all such Undeveloped Land (which value shall be determined based upon the respective purchase price for each property so acquired) exceeds $7,500,000 in the aggregate; provided, however, for purposes of this (S)10.14, any Undeveloped
           --------  -------
Land acquired by the Borrower or any of its Subsidiaries at any time after the Original Closing Date with the proceeds received by the Borrower or such Subsidiary from a disposition of Undeveloped Land owned prior to the Original Closing Date shall not be included in the valuation for purposes of compliance with this (S)10.14.

     11.  FINANCIAL COVENANTS OF THE BORROWER.
          -----------------------------------

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation or Letter of Credit is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

     11.1.  Maximum Consolidated Leverage Ratio.
            -----------------------------------

     The ratio of Consolidated Funded Indebtedness on the last day of any fiscal quarter during a period set forth below to Consolidated EBITDA for the period of four consecutive fiscal quarters then ended, shall not exceed, at any time during the periods set forth below, the ratio set forth opposite the applicable period in the table below:

                    Period                                   Ratio
         ------------------------------------------------------------
         Effective Date through 12/30/01                   6.00:1.00
         ------------------------------------------------------------
            12/31/01 through 3/30/02                       5.75:1.00
         ------------------------------------------------------------
            3/31/02 through 6/29/02                        5.50:1.00
         ------------------------------------------------------------
           6/30/02 through 12/30/02                        5.25:1.00
         ------------------------------------------------------------
           12/31/02 through 3/30/03                        5.00:1.00
         ------------------------------------------------------------
                  Thereafter                               4.50:1.00
         ------------------------------------------------------------

    11.2.  Minimum Net Worth.
           -----------------

    The Borrower will not permit Consolidated Net Worth at the end of any fiscal year to be less than the sum of (a) $7,756,000, plus (b) on a cumulative basis,
                                                ----
fifty percent (50%) of positive consolidated net income for each fiscal year, determined in accordance with generally accepted accounting principles, beginning with the fiscal year ending December 31, 2001 plus (c) accrued
                                                        ----
dividends paid after the Effective Date in additional Capital Interests less
                                                                        ----
Distributions paid pursuant to (S)10.4(a) hereof; provided, however, that fees
                                                  --------  -------
and expenses resulting from this Credit Agreement shall not be included for purposes of calculating this (S)11.2.

     11.3.  Consolidated Cash Flow Ratio.
            ----------------------------

     The ratio of Consolidated Cash Flow for the period consisting of the four
(4) consecutive fiscal quarters ending on the last day of any fiscal quarter set forth in the table below to Consolidated Financial Obligations for such period shall not be less than the amount set forth below in such table opposite such date:

             Fiscal Quarter Ending                           Ratio
         ------------------------------------------------------------
         Effective Date through 6/29/02                    1.25:1.00
         ------------------------------------------------------------
            6/30/02 through 6/29/03                        1.00:1.00
         ------------------------------------------------------------
            6/30/03 through 6/29/04                        1.10:1.00
         ------------------------------------------------------------
                 Thereafter                                1.25:1.00
         ------------------------------------------------------------

     11.4.  Consolidated EBITDA/Interest.
            ----------------------------

     The ratio of Consolidated EBITDA for the period consisting of the four (4) consecutive fiscal quarters ending on the last day of any fiscal quarter set forth in the table below to Consolidated Cash Interest Expense for such period shall not be less than the amounts set forth below in such table opposite such date:

             Fiscal Quarter Ending                           Ratio
         ------------------------------------------------------------
          Effective Date through 3/30/02                   1.60:1.00
         ------------------------------------------------------------
             3/31/02 through 12/30/02                      1.75:1.00
         ------------------------------------------------------------
                  Thereafter                               2.00:1.00
         ------------------------------------------------------------

     11.5.  Operating Leases.
            ----------------

     The Borrower will not, and will not permit any of its Subsidiaries to, as lessee, enter into, permit to exist, or renew any agreements to rent or lease any real or personal property if the annual rental expenses (determined in accordance with generally accepted accounting principles) and (without duplication) the Rental Obligations then due and payable of the Borrower and its Subsidiaries (on a consolidated basis) under any rental agreements or leases of real or personal property (other than Capitalized Leases) exceeds $10,000,000 in any fiscal year.

     11.6.  Maximum Consolidated Senior Secured Leverage Ratio.
            --------------------------------------------------

     The ratio of Consolidated Senior Secured Funded Indebtedness on the last day of any fiscal quarter during a period set forth below to Consolidated EBITDA for the period of four consecutive fiscal quarters then ended, shall not exceed, at any time during the periods set forth below, the ratio set forth opposite the applicable period set forth in the table below:

                     Period                                  Ratio
         ------------------------------------------------------------
          Effective Date through 12/30/01                  2.50:1.00
         ------------------------------------------------------------
             12/31/01 through 3/30/02                      2.25:1.00
         ------------------------------------------------------------
                    Thereafter                             2.00:1.00
         ------------------------------------------------------------


     11.7.  Capital Expenditures.
            ---------------------

      The Borrower shall not, and shall not permit its Subsidiaries to incur or pay more than $8,500,000 in the aggregate in any fiscal year for Maintenance Capital Expenditures and Improvements Capital Expenditures, provided, that in
                                                            --------
the event that the Leverage Ratio as at the end of any fiscal year is less than 4.50:1 and no Default or Event of Default has occurred and is continuing, such $8,500,000 may be increased by an additional amount of $15,000,000 for such fiscal year. During fiscal year 2001, the Borrower and its Subsidiaries shall incur or pay only such New Site Capital Expenditures as shall be reasonably necessary to complete Projects currently under construction, namely Carlisle, Pennsylvania, North Las Vegas, Nevada, Mebane, North Carolina, Glendale, Kentucky and Los Banos, California, and such New Site Capital Expenditures shall not exceed $13,700,000 in the aggregate. During any fiscal year thereafter, the Borrower shall not, and shall not permit its Subsidiaries to, incur or pay any New Site Capital Expenditures, provided, that in the event that the Leverage
                              ---------
Ratio as at the end of any fiscal year is less than 4.50:1 and no Default or Event of Default has occurred and is continuing, New Site Capital Expenditures in an aggregate amount equal to $15,000,000, minus the sum of Maintenance
                                             -----
Capital Expenditures and Improvements Capital Expenditures in excess of $8,500,000 in the aggregate for such year shall be permitted.

     12.  CLOSING CONDITIONS.
          ------------------

     The obligations of the Banks to make the initial Revolving Credit Loans and the Term Loan B and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent:

     12.1.  Loan Documents, etc.
            -------------------

     Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

     12.2.  Certified Copies of Charter Documents.
            -------------------------------------

     Each of the Banks shall have received (a) from the Borrower a copy, certified by a duly authorized officer of such Person to be true and complete on the Effective Date, of each of its partnership certificate and partnership agreement as in effect on such date of certification, and (b) from Petro Financial, Petro Distributing and the respective general partners of the Borrower, a copy, certified by a duly authorized officer of such Person to be true and complete on the Effective Date, of its charter or other incorporation documents and its by-laws as in effect on such date of certification.

     12.3.  Action.
            ------

     All corporate and partnership action necessary for the valid execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     12.4.  Incumbency Certificate.
            ----------------------

     Each of the Banks shall have received from the Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Effective Date, signed by a duly authorized officer of such Person, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of such Person, each of the Loan Documents to which such Person is or is to become a party; (b) in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     12.5.  Validity of Liens.
            -----------------

     The Security Documents shall be effective to create and continue in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected, or provision satisfactory to the Agent for such filings, recordings and other actions shall have been made. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

     12.6.  Perfection Certificates and UCC Search Results.
            ----------------------------------------------

     The Agent shall have received from each of the Borrower and its Subsidiaries a completed and fully executed updated Perfection Certificate.

     12.7.  Certificates of Insurance.
            -------------------------

     The Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Effective Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with Schedule 8.24 hereto and
                                                     -------- ----
the provisions of the Security

Agreements and (b) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer).

     12.8.  Opinions of Counsel.
            -------------------

Each of the Banks and the Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Effective Date, in form and substance satisfactory to the Banks and the Agent, from general counsel to Holdings, the Borrower and its Subsidiaries, and special counsel to Petro, Inc.

     12.9.  Commercial Finance Examination.
            ------------------------------

     The Agent shall have obtained satisfactory results of a commercial finance examination of the Borrower and its Subsidiaries commissioned by the Agent prior to the Effective Date.

     12.10.  Payment of Fees.
             ---------------

     The Borrower shall have paid to the Banks or the Agent, as appropriate, the commitment fee, the Agent's fee and the closing fee pursuant to (S)(S)2.2, 6.1.1 and 6.1.2.

     12.11.  Solvency Certificate.
             --------------------

     The Agent shall have received a certificate in form and substance satisfactory to the Agent from the Borrower's chief financial officer as to solvency of the Borrower and its Subsidiaries.

     12.12. No Material Adverse Change.
            --------------------------

     The Agent and the Banks shall be satisfied that no material adverse change in the business, assets, arrangements or financial condition, income or prospects of the Borrower and its Subsidiaries taken as a whole has occurred prior to the Effective Date.

     12.13. Pro Forma Compliance Certificate.
            --------------------------------

     The Agent shall have received a compliance certificate setting forth in reasonable detail computations evidencing compliance with the covenants set forth in (S)11 as of the Effective Date and for the twelve-month period most recently ended.

     13.  CONDITIONS TO ALL BORROWINGS.
          ----------------------------

     The obligations of the Banks to make any Loan, including the Revolving Credit Loans and the Term Loan And of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Effective Date, shall also be subject to the satisfaction of the following conditions precedent:

     13.1.  Representations True; No Event of Default.
            -----------------------------------------

     Each of the representations and warranties of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true in all material respects at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Agent shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

     13.2.  No Legal Impediment.
            -------------------

     No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

     13.3.  Governmental Regulation.
            -----------------------

     Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     13.4.  Proceedings and Documents.
            -------------------------

     All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     13.5. Indenture Compliance.
           --------------------

     The Agent shall have received a certificate from the Borrower certifying that the Loan being requested may be incurred in compliance with the covenants set forth in (S)4.6 of the Discount Notes Indenture and (S)4.6 of the Senior Notes Indenture, together with such evidence and calculations demonstrating the satisfaction of such covenant as the Agent may reasonably request.

     13.6.  Conditions to Revolving Credit Loans for Permitted Acquisitions.
            ---------------------------------------------------------------

            13.6.1.  Acquisition Documents.
                     ---------------------

          Not less than five (5) Business Days prior to the scheduled Permitted Acquisition Closing Date, the Agent shall have received (a) written notification of the Permitted Acquisition, together with copies of all then current drafts of the material documents to be entered into in connection with such Permitted Acquisition, (b) a written statement from the Borrower indicating (i) the purchase price of such Permitted Acquisition and the Borrower's good faith estimate of all additional Property Costs for the Project to be constructed thereon, and (ii) that to the best of the Borrower's knowledge, the proposed Permitted Acquisition will not result in a Default or Event of Default under this Credit Agreement, and (c) a pro
                                                                          ---
     forma compliance certificate, evidencing compliance with (S)11 hereof on a
     -----
     pro forma basis immediately prior to and after giving effect to the
     ---------
     requested Revolving Credit Loan.

            13.6.2.  Use of Proceeds.
                     ---------------

          The Agent shall have received evidence that the Borrower has used the proceeds of each applicable Revolving Credit Loan requested solely to finance the purchase price and related transaction costs of each Permitted Acquisition for which such Revolving Credit Loan is being requested, and the Borrower is in compliance with (S)9.12 hereof.

     13.7.  Conditions to Revolving Credit Loans for Permitted Acquisitions of
            ------------------------------------------------------------------
Real Estate.
-----------

     In addition to the conditions precedent applicable to all Revolving Credit Loans hereunder, the obligations of the Banks to make any Revolving Credit Loan for a Permitted Acquisition involving Real Estate, shall be subject to the following conditions precedent:

          13.7.1.  Environmental Matters.
                   ---------------------

          Not less than five (5) Business Days prior to the scheduled Permitted Acquisition Closing Date, the Agent shall have received a copy of each environmental assessment obtained by the Borrower with respect to the Real Estate to be acquired.

          13.7.2.  Survey and Title.
                   ----------------

          The Agent shall have received a Survey of the Real Estate to be acquired, together with a Surveyor Certificate, and to the extent that the Borrower is required to deliver a Mortgage with respect to such Real Estate pursuant to (S)9.13 hereof, the Agent shall have received a current commitment from the Title Insurance Company to issue a Title Policy covering such Real Estate, the Borrower shall have paid all premiums applicable to such Title Policy, and the Title Insurance Company shall have agreed to deliver the Title Policy to the Agent within sixty (60) days of the Permitted Acquisition Closing Date.

          13.7.3.  Mortgage.
                   --------

          To the extent required pursuant to (S)9.13 hereof, the Agent shall have received an executed Mortgage covering the Real Estate to be acquired, in form sufficient for recording, in order to give the Agent, for the benefit of the Banks, a first priority mortgage on and security interest in such Real Estate and related personal property, subject only to Permitted Liens.

          13.7.4.  Local Counsel Opinion.
                   ---------------------

          To the extent a Mortgage is required to be delivered by the Borrower, the Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the Permitted Acquisition Closing Date, from local counsel to the Borrower in the state where the Mortgaged Property is located, substantially similar in all material respects to the local counsel opinions delivered in connection with the Mortgaged Properties for which Mortgages were granted on the Original Closing Date.

          13.7.5.  Insurance.
                   ---------

          The Agent shall have received an updated Certificate of Insurance evidencing maintenance of the policies of insurance required hereby.

          13.7.6.  Use of Proceeds.
                   ---------------

          The Agent shall have received reasonably satisfactory evidence that the proceeds of the requested Revolving Credit Loan will be used for the Permitted Acquisition and otherwise in accordance with (S)9.12.

          13.8.  Conditions to Revolving Credit Loans for Construction.
                 -----------------------------------------------------

          In addition to the conditions precedent applicable to all Revolving Credit Loans hereunder, the obligations of the Banks to make any Initial Project Loan with respect to any Project shall be subject to the following additional conditions precedent.

               13.8.1.  Borrower's Requisition.
                        ----------------------

               The Borrower, in addition to complying with the Loan Request set forth in (S)2.6, shall complete, execute and deliver to the Agent a Borrower's Requisition in the form attached hereto as Exhibit O
                                                                ---------
          (hereinafter referred to as "Borrower's Requisition"), which shall include (a) the total amount of the Revolving Credit Loan being requested, together with an explanation in sufficient detail as to the application of the proceeds of such Revolving Credit Loan, as well as the total amount currently due and payable (set forth in an itemized format) on the Project for which the Revolving Credit

          Loan is requested, and (b) such other information and documentation as the Agent shall reasonably request.

               13.8.2.  Construction Documents.
                        ----------------------

               The Architects' Contract and the Construction Contract to which such applicable Revolving Credit Loan for such Project, shall have been duly executed and delivered by the parties thereto, shall be in full force and effect, and the Agent shall have received a certified copy or a fully executed counterpart thereof. The Borrower's Architect and the Contractor shall have duly executed and delivered to the Agent a consent to the assignment of the Architect's Contract and the Construction Contract, and the Agent shall have received the original or a fully executed counterpart thereof.

               13.8.3.  Other Contracts.
                        ---------------

               Upon the request of the Agent, the Borrower shall have delivered to the Agent correct and complete photocopies of all other material executed contracts with contractors, subcontractors, materialmen, engineers or consultants for the Project, and of all development and management, agreements for the Project.

               13.8.4.  Construction Budget.
                        -------------------

               The Borrower shall have delivered the Construction Budget to the Agent.

               13.8.5.  Construction Schedule.
                        ---------------------

               The Borrower shall have delivered the Construction Schedule to the Agent.

               13.8.6.  Plans and Specifications.
                        ------------------------

               Upon the request of Agent, a complete set of the Plans and Specifications and evidence demonstrating that such Plans and Specifications have been approved by all necessary governmental authorities (if any). In addition, for all Initial Project Loans, a certification from the Borrower's Architect (or, if there is not a Borrower's Architect, a representative of the Borrower responsible for the Project) that to the best of the party's knowledge, the Improvements to be constructed comply with all requirements and governmental approvals.

               13.8.7.  Mortgage.
                        --------

               To the extent not previously provided, and to the extent required pursuant to (S)9.13 hereof, the Agent shall have received an executed Mortgage covering Real Estate included in such Project, in form sufficient for recording, in order to give the Agent, for the benefit of the Banks, a first priority mortgage on and security interest in such Real Estate and related personal property, subject only to Permitted Liens.

               13.8.8.  Title Policy.
                        ------------

               To the extent not previously provided, and to the extent a Mortgage is required pursuant to (S)9.13 hereof, the Agent shall have received a current commitment from the Title Insurance Company to issue a Title Policy covering such Real Estate and the Borrower shall have paid all premiums applicable to such Title Policy, and the Title Insurance Company shall have agreed to deliver the Title Policy to the Agent within sixty (60) days of the Permitted Acquisition Closing Date.

               13.8.9.  Other Insurance.
                        ---------------

               The Agent shall have received an updated certificate evidencing the policies of all insurance required by this Credit Agreement for such Project

               13.8.10. Pro Forma Compliance.
                        --------------------

               The Agent shall have received a pro forma compliance certificate,
                                               ----------
          evidencing compliance with (S)11 hereof on a Pro Forma Basis immediately prior to such Revolving Credit Loan and immediately after giving effect to the aggregate amount of Revolving Credit Loans required to finance all Project Costs with respect to such Project.

               13.8.11. Environmental Report.
                        --------------------

               Not less than five (5) Business Days prior to the Initial Project Loan, the Agent shall have received a copy of each environmental assessment obtained by the Borrower with respect to the Real Estate included in such Project and not previously delivered to the Agent.

               13.8.12. Legal Opinions.
                        --------------

               To the extent a Mortgage is required pursuant to (S)9.13, the Agent shall have received opinions in form and substance satisfactory to the Agent and the Agent's counsel from counsel satisfactory to the Agent in the state or states where any Project is occurring and for which a Mortgage is being granted.

               13.8.13. Lien Search.
                        -----------

               The Agent shall have received the results of UCC searches with respect to the Project, indicating that no liens, encumbrances, security interests, financing statements or title retention agreements which affect the Property, other than Permitted Liens.

               13.8.14. Notices.
                        -------

               All notices required by any governmental authority or by any applicable legal requirement to be filed prior to commencement of construction of the Improvements shall have been filed.

               13.8.15. Appraisal.
                        ---------

               To the extent determined by the Agent to be required by or advisable under applicable regulatory requirements, prior to the initial Revolving Credit Loan for any Project, an appraisal of the Property, including an appraisal of the Property on an as completed basis.

     13.9.  Conditions to Revolving Credit Loans for Improvements Subsequent to
            -------------------------------------------------------------------
an Initial Project Loan.
-----------------------

     In addition to the conditions precedent applicable to all Revolving Loans hereunder, the obligations of the Banks to make Revolving Loans for Property Costs for a Project after the Initial Project Loan has been made shall be subject to the following additional conditions precedent:

          13.9.1.  Borrower's Requisition.
                   ----------------------

          The Borrower shall have delivered to the Agent a complete, executed Borrower's Requisition.

          13.9.2.  No Damage.
                   ---------

          At the time of any Revolving Credit Loan, the Improvements shall not have been injured or damaged by fire, explosion, accident, flood or other casualty, unless either (a) pursuant to the Mortgage encumbering such Project, the proceeds of any hazard insurance to be disbursed have been disbursed directly to the Borrower, or (b) the Agent shall have received insurance proceeds sufficient in the judgment of the Agent to effect the satisfactory restoration of the Improvements and to permit the completion thereof prior to the Completion Date.

          13.9.3.  Certificate.
                   -----------

          If requested by the Agent, a certificate of the Construction Inspector in the form of Exhibit P.
                    ------- -

     14.  EVENTS OF DEFAULT; ACCELERATION; ETC.
          ------------------------------------

     14.1.  Events of Default and Acceleration.
            ----------------------------------

     If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

          (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower or any of its Subsidiaries shall fail to pay any interest on the Loans, the commitment fee, any Letter of Credit Fee or the Agent's fee, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment or shall fail to pay any other sums due hereunder or under any of the other Loan Documents within five (5) days of when the same shall become due and payable;

          (c) the Borrower shall fail to comply with any of its covenants contained in (S)9 (other than the covenants contained in (S)9.2, (S)9.4, the second sentence of (S)9.6, (S)9.8, (S)9.11 and (S)9.27 (but only to the extent the Borrower or its Subsidiary has taken all action necessary to remediate the violation and such remediation is possible without any material adverse effect on the Borrower and its Subsidiaries)), (S)10 (other than the covenant contained in (S)10.2, but only to the extent of any lien or other encumbrance which has not been granted by the Borrower or any of its Subsidiaries and which the Borrower and such Subsidiary is proceeding in good faith to have released or otherwise discharged) or (S)11 or any of the covenants contained in any of the Mortgages;

          (d) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained in (S)9.4 for ten (10) Business Days after written notice of such failure has been given to the Borrower by the Agent or the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)14.1) for thirty
     (30) days after written notice of such failure has been given to the Borrower by the Agent;

          (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f)  a Change of Control shall occur;

          (g) a default or an event of default shall occur with respect to the Discount Notes;

          (h) a default or an event of default shall occur with respect to the Old Notes or the Senior Notes;

          (i) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, if the aggregate principal amount of such Indebtedness is in excess of $1,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases in each case in such amount for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (j) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such Person or of any substantial part of the assets of such Person or shall commence any case or other proceeding relating to such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against such Person and such Person shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

          (k) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of such Person in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (l) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against such Person exceeds insurance coverage applicable thereto for which the relevant insurance carrier has accepted liability by $1,000,000 or more, in the aggregate;

          (m) (i) the holders of all or any part of the Old Notes, the Senior Notes or the Discount Notes shall accelerate the maturity of all or any part of such Old Notes, Senior Notes or Discount Notes, as the case may be, or (ii) the Old Notes, the Senior Notes or the Discount Notes shall be prepaid, redeemed or repurchased in whole or in part or the holders shall have the right to require such Old Notes, Senior Notes or Discount Notes, as the case may be, to be prepaid, redeemed or repurchased in whole or in part;

          (n) if any of the Loan Documents shall be canceled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in any material Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent (other than due to the negligence of the Agent in failing to make any filings required to be made by the Agent), or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (o) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event would reasonably be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and such event in the circumstances occurring would reasonably be expected to constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

          (p) the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any part of its business and such order shall continue in effect for more than thirty (30) days and would reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole;

          (q) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole;

          (r) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole; or

          (s) the Borrower or any of its Subsidiaries shall be indicted for a state or federal crime, or criminal action shall otherwise have been brought against such Person, a punishment for which in any such case could include the forfeiture of any assets of such Person having a fair market value in excess of $1,000,000;

     then, if such event is an Event of Default, and so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, notice of intention to accelerate maturity (including, without limitation, the notice of intent to accelerate and the notice of such acceleration), protest or other notice of any kind all of which are hereby expressly waived by the Borrower; provided that in the event of any
                                             --------
Event of Default specified in (S)(S)14.1(j) (other than solely with respect to an Immaterial Subsidiary), 14.1(k) (other than solely with respect to an Immaterial Subsidiary) or (S)14.1(m) (but only as (S)14.1(m) pertains to the acceleration of the Senior Notes or the Discount Notes), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

     14.2.  Termination of Commitments.
            --------------------------

     If any one or more of the Events of Default specified in (S)14.1(j) (other than solely with respect to an Immaterial Subsidiary), (S)14.1(k) (other than solely with respect to an Immaterial Subsidiary) or (S)14.1(m) (but only as
(S)14.1(m) pertains to the acceleration of the Senior Notes or the Discount Notes) shall occur, any unused portion of the Total Commitment hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans to the Borrower and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Agent may and, upon the request of the Majority Banks shall, by notice to the Borrower, terminate the unused portion of the Total Commitment hereunder, and upon such notice being given such unused portion of the Total Commitment hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the Total Commitment hereunder shall relieve Holdings, the Borrower or any of its Subsidiaries of any of the Obligations (other than as provided in (S)2.3).

     14.3.  Remedies.
            --------

     In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to (S)14.1, each Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become
       -- -----
due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Loans or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     14.4.  Distribution of Collateral Proceeds.
            -----------------------------------

     In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

          (a)  First, to the payment of, or (as the case may be) the
               -----
     reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

          (b)  Second, to all other Obligations in such order or preference as
               ------
     the Majority Banks may determine; provided, however, that distributions in
                                       --------  -------
     respect of such obligations shall be made (i) pari passu among Obligations
                                                   ---- -----
     with respect to the Agent's fee payable pursuant to (S)6.2 and all other Obligations and (ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and provided, further, that the Agent may in
                          --- ----      --------  -------
     its discretion make proper allowance to take into account any Obligations not then due and payable;

          (c)  Third, upon payment and satisfaction in full or other provisions
               -----
     for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

          (d)  Fourth, the excess, if any, shall be returned to the Borrower or
               ------
     to such other Persons as are entitled thereto.

     15.  SETOFF.
          ------

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank under the Loan Documents. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, such amount shall be applied ratably to such other Indebtedness owed to such Bank, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim constituting Obligations owed to such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Obligations owed to such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Obligations owed to all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise
                     --- -----
as shall result in each Bank receiving in respect of the Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided
                                                                    --------
that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     16.  THE AGENT.
          ---------

     16.1.  Authorization.
            -------------

          (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that
                                                                   --------
     no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

          (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks. Neither the Co-Agent nor the Documentation Agent shall have any duties or responsibilities under this Credit Agreement.

          (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

     16.2.  Employees and Agents.
            --------------------

     The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower, except in any case where this Credit Agreement provides that the Borrower is not responsible for costs.

     16.3.  No Liability.
            ------------

     Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     16.4.  No Representations.
            ------------------


          16.4.1.  General.
                   -------

          The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Obligations, or for the value of any such collateral security or for the validity, enforceability or collectibility of any such amounts owing with respect to the Obligations, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Obligations or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any Bank shall have been duly authorized or is true, accurate and complete.
     The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

          16.4.2.  Closing Documentation, etc.
                   --------------------------

          For purposes of determining compliance with the conditions set forth in (S)12, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter sent by the Agent or the Arranger to, and received by, such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Agent or the Arranger active upon the Borrower's account shall have received notice from such Bank prior to the Effective Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to the Agent or the Arranger to such effect on or prior to the Effective Date.

     16.5.  Payments.
            --------

          16.5.1.  Payments to Agent.
                   -----------------

          A payment by the Borrower to the Agent hereunder or under any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by the Agent for the account of
            --- ----
     the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

          16.5.2.  Distribution by Agent.
                   ---------------------

          If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          16.5.3.  Delinquent Banks.
                   ----------------

          Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (a) to make available to the Agent its pro rata share of any Loan or to purchase
                                     --- ----
     any Letter of Credit Participation or (b) to comply with the provisions of
     (S)15 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and
                                       --- ----
     payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata
                                                                  --- ----
     shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares
                                                               --- ----
     of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans and
                                  --- ----
     Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     16.6.  Holders.
            -------

     The Agent may deem and treat the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     16.7.  Indemnity.
            ---------

     The Banks ratably agree hereby to indemnify and hold harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent or such affiliate has not been reimbursed by the Borrower as required by (S)17), and liabilities of every nature and character arising out of or related to this Credit Agreement (including without limitation (S)16.5.2) or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's or such affiliate's willful misconduct or gross negligence.

     16.8.  Agent as Bank.
            -------------

     In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

     16.9.  Resignation.
            -----------

     The Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     16.10.  Notification of Defaults and Events of Default.
             ----------------------------------------------

     Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this (S)16.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     16.11.  Duties in the Case of Enforcement.
             ---------------------------------

     In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to
            --------
the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

     17.  EXPENSES.
          --------

     The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) subject to the limitations and requirements of (S)6.3, any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's net income or otherwise excluded under
(S)6) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) the reasonable fees, expenses and disbursements of the Agent's Special Counsel and any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder,
(d) the reasonable fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including fees and expenses of commercial finance examiners, title insurance premiums and surveyor, engineering, environmental consulting and appraisal charges, (e) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and
(ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries hereunder or under the other Loan Documents or with respect to the transactions contemplated hereby other than any such litigation, proceeding or dispute in which the Agent or the applicable Bank has been finally adjudicated to have acted with gross negligence or willful misconduct or to have violated its obligations under this Credit Agreement or any law, and (f) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches, other title or collateral searches, UCC filings, other collateral filings or mortgage recordings and taxes relating to or paid in connection with mortgages, UCC filings and other collateral filings. The covenants of this (S)17 shall survive payment or satisfaction of all other Obligations.

     18.  INDEMNIFICATION.
          ---------------

     The Borrower agrees to indemnify and hold harmless the Arranger, the Agent and the Banks, and their respective affiliates, officers, directors, agents, trustees and investment advisors, from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (c) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (d) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding and EXPRESSLY INCLUDING ANY SUCH CLAIM, ACTION OR SUIT ARISING OUT OF THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PERSON (but excluding such claim, action or suit to the extent attributable to the bad faith, gross negligence or willful misconduct of, or violation of any law or regulation by, any such indemnified person). Notwithstanding the foregoing the Borrower shall not be obligated to indemnify any such Person from any loss resulting from a dispute solely between or among the Banks and any dispute between the Agent and a Bank in which the Agent has been finally determined by a non-appealable court of competent jurisdiction to have acted with gross negligence or willful misconduct. In litigation, or the preparation therefor, the Banks and the Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel; provided, however, the Borrower shall only be required to pay the reasonable fees and expenses of one such counsel for all the Banks and the Agent. If, and to the extent that the obligations of the Borrower under this (S)18 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The Borrower shall be entitled to notice of any proceeding in respect of which a claim for indemnity or contribution will be made and shall be entitled to participate in the defense of any such proceeding. The failure to provide such notice shall not discharge or reduce any indemnity or contribution claim except to the extent that the Borrower has been prejudiced thereby. The covenants contained in this (S)18 shall survive payment or satisfaction in full of all other Obligations.

     19.  TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.
          ---------------------------------------------

     19.1.  Sharing of Information with Section 20 Subsidiary.
            -------------------------------------------------

     The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of their Subsidiaries, in connection with this Credit Agreement or otherwise, by a Section 20 Subsidiary. The Borrower, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Agent and each Bank any information delivered to such Section 20 Subsidiary by the Borrower or any of their Subsidiaries, and (b) the Agent and each Bank to share with such Section 20 Subsidiary any information delivered to the Agent or such Bank by the Borrower or any of their Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Bank to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

     19.2.  Confidentiality.
            ---------------

     Each of the Banks and the Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking or investing practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information
--------
(a) after such information shall have become public other than through a violation of this (S)19, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Banks or the Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Bank or the Agent, or to auditors or accountants, (e) to the Agent, any Bank or any Section 20 Subsidiary, (f) reasonably required in connection with any litigation to which any one or more of the Banks, the Agent or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Bank as provided in (S)19.1 (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of (S)21.6, or (i) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this (S)19.2; provided, that, should disclosure of any such
                            --------
confidential information be required by virtue of either clause (b) or (d) hereof, the party making such disclosure shall promptly notify the Borrower as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, neither the Agent nor any Bank
                    --------  -------
shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

     19.3.  Prior Notification.
            ------------------

     Unless specifically prohibited by applicable law or court order, each of the Banks and the Agent shall, prior to disclosure thereof, notify the Borrower in writing of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

     19.4.  Other.
            -----

     In no event shall any Bank or the Agent be obligated or required to return any materials furnished to it or any Section 20 Subsidiary by the Borrower or any of its Subsidiaries. The obligations of each Bank under this (S)19 shall supersede and replace the obligations of such Bank under any confidentiality letter in respect of this financing signed and delivered by such Bank to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Bank.

     20.  SURVIVAL OF COVENANTS, ETC.
          --------------------------

     All covenants, agreements, representations and warranties made herein, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified with respect to such provisions in this Credit Agreement. Notwithstanding the foregoing, the covenants contained in (S)(S)9, 10 and 11 shall remain in full force and effect for so long as any Loan, Unpaid

Reimbursement Obligation or Letter of Credit is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit. All written statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.
The Agent and the Banks acknowledge and agree that the delivery by the Borrower of its financial projections and forecasts pursuant to this Credit Agreement does not constitute a representation or warranty by the Borrower or its Subsidiaries that the Borrower or such Subsidiary will achieve the results estimated on such projection or forecast.

     21.  ASSIGNMENT AND PARTICIPATION.
          ----------------------------

     21.1.  Conditions to Assignment by Banks.
            ---------------------------------

     Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage with respect to Revolving Credit Loans, Term Loan A and Term Loan B and the same portion of the Loans at the time owing to it and its participating interest in the risk relating to any Letters of Credit); provided that (a) each of the Agent
                                             --------
and, so long as no Default or Event of Default has occurred and is continuing, the Borrower shall have given its prior written consent to such assignment (other than an assignment between any fund and its affiliated funds), which consent, will not be unreasonably withheld or delayed, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations in respect of Revolving Credit Loans, Term Loan A or Term Loan B, as applicable, under this Credit Agreement, provided, however,
                                                            --------  -------
that nothing contained herein shall restrict any Bank from making a non-pro rata
                                                                        --------
assignment of its Loans, (c) each assignment shall be in a minimum amount that is at least $5,000,000 (or, if less than $5,000,000, all of the assigning Bank's rights and obligations in respect of Revolving Credit Loans, Term Loan A or Term Loan B, as applicable, under the Credit Agreement), provided, however, than an
                                                    -----------------
assignment of Term Loan B shall be in a minimum amount of $1,000,000 (other than an assignment between any fund and its affiliated funds which shall have no minimum), (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit D hereto (an "Assignment and
                                         ------- -
Acceptance"), together with the Notes, if any, subject to such assignment and
(e) such Eligible Assignee shall (i) be a financial institution organized under the laws of the United States, or any State thereof or the District of Columbia or (ii) have duly filed with the Borrower and the Agent, Internal Revenue Service Form 1001 or Form 4224 or any other Prescribed Forms (or any successor or similar form) evidencing that deduction or withholding of United States income taxes is not required. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (a) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (b) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)21.3, be released from its obligations under this Credit Agreement.

     21.2.  Certain Representations and Warranties; Limitations; Covenants.
            --------------------------------------------------------------

     By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

          (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in (S)8.4 and (S)9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee represents and warrants that it is an Eligible Assignee;

          (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

          (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

          (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata
                                                                      --- ----
     share, if any, of Letter of Credit Fees in respect of outstanding Letters of Credit.

     21.3.  Register.
            --------

     The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $3,500.

     21.4.  New Notes.
            ---------

     Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note (if any) subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Upon the request of such Eligible Assignee, the Borrower shall, within five (5) Business Days after receipt of such request and, at its own expense, execute and deliver to the Agent, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note (if so requested by the assigning Bank) to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes (if any) shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially in the form of the assigned Notes.

     21.5.  Participations.
            --------------

     Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (s) each such
                                        --------
participation shall be in an amount of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower or of the Borrower to such Bank or give rise to any Obligation of the Borrower to such participant, and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     21.6.  Disclosure.
            ----------

     The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that
                                                                --------
such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except upon the order of any court or administrative agency, or upon the request of any administrative agency or authority, or upon the request or demand of any regulatory agency or authority, or otherwise as required by law and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation; provided that (to
                                                            --------
the extent permitted by applicable law) such Bank will promptly notify the Borrower of disclosures of confidential information under the exception in clause (b) above.

     21.7.  Assignee or Participant Affiliated with the Borrower.
            ----------------------------------------------------

     If any assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)14.1 or
(S)14.2, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)14.1 or (S)14.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans to the extent of such participation.

     21.8.  Miscellaneous Assignment Provisions.
            -----------------------------------

     Any assigning Bank shall retain its rights to be indemnified pursuant to
(S)18 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, as a condition precedent to the effectiveness of the assignment and prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this (S)21 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Loans) (a) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341 and (b) any Bank that is a fund that invests in bank loans may at any time pledge all or any portion of its interests and rights with respect to its Loans to any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities, provided that any foreclosure or similar action by such trustee or
            --------
other representative shall be subject to the other provisions of this (S)21. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     21.9.  Assignment by Borrower.
            ----------------------

     The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

     22.  NOTICES, ETC.
          ------------

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to Holdings or the Borrower, at 6080 Surety Drive, El Paso, Texas 79905, Attention: each of V.P. Finance and General Counsel; with a copy to Gibson, Dunn & Crutcher, LLP, 200 Park Avenue, New York, New York 10166, Attention: Janet Vance or at such other address for notice as such Person shall have furnished in writing to the Person giving the notice;

          (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Terrence Ronan, Energy & Utilities Division or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c)  if to any Bank, at such Bank's address set forth on Schedule 1
                                                                   -------- -
     hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (a) if delivered by hand, overnight courier, telegraph, telecopy, telex or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the receipt of such telegraph, telecopy, telex or facsimile and (b) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof; provided, however, that telexed, telecopied
                                   --------  -------
or facsimile notices received by any party after its normal business hours (or on a day other than a Business Day) shall be effective on the next Business Day.

     23.  GOVERNING LAW.
          -------------

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)22. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     24.  HEADINGS.
          --------

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     25.  COUNTERPARTS.
          ------------

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     26.  ENTIRE AGREEMENT, ETC.
          ---------------------

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in
(S)28.

     27.  WAIVER OF JURY TRIAL.
          --------------------

     Each of the Banks and the Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

     28.  CONSENTS, AMENDMENTS, WAIVERS, ETC.
          ----------------------------------

     Any consent or approval required or permitted by this Credit Agreement to be given by all of the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, a decrease in the rate of interest on the Loans, extension of maturities of the Loans, extension of any date fixed for payment, a change in the amount of the Commitments of the Banks or a change in the amounts of the Term Loans, the method of application of proceeds under (S)4.4 and
(S)14.2, the release of Collateral having a fair market value in excess of $15,000,000 in any single transaction or series of related transactions and the release of Collateral having a fair market value in excess of $30,000,000 in the aggregate during the term of this Credit Agreement (in each case other than a release of Collateral in connection with any disposition permitted by
(S)10.5.2), the termination of and the amount of commitment fee or Letter of Credit Fees hereunder may not be changed without the written consent of the Borrower and the written consent of each Bank affected thereby; the definition of Majority Banks and this (S)28 may not be amended and no Guarantor may be may be released without the written consent of all of the Banks; and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and (S)16 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     29.  SEVERABILITY.
          ------------

     The provisions of this Credit Agreement and the Loans by each Bank are severable and if any one clause or provision hereof or any Loan shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or Loan, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision or Loan in any other jurisdiction, or any other clause or provision of this Credit Agreement or Loan in any jurisdiction.

     30.  NO RECOURSE AGAINST OTHERS.
          --------------------------

     No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of the Borrower or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any Obligations as maker or guarantor of the Loans, or otherwise under any of the Loan Documents by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.
This limitation of liability does not apply to any claim under the Securities Act of 1933 or the Securities Exchange Act of 1934, and the Banks are not waiving any rights under such laws.

     31.  TRANSITIONAL ARRANGEMENTS.
          -------------------------

     31.1.  Original Credit Agreement Superseded.
            ------------------------------------

     This Credit Agreement shall on the Effective Date amend and restate the Original Credit Agreement in its entirety, except as provided in this (S)31. On the Effective Date, the rights and obligations of the parties evidenced by the Original Credit Agreement shall be evidenced by the Credit Agreement and the other Loan Documents, the "Revolving Credit Loans" as defined in the Original Credit Agreement shall be converted to Revolving Credit Loans as defined herein, "Term Loan B" as defined in the Original Credit Agreement shall be converted to Term Loan B as defined herein, and all outstanding letters of credit issued by the Agent for the account of the Borrower prior to the Effective Date shall, for purposes of this Credit Agreement, be Letters of Credit.

     31.2.  Return and Cancellation of Notes.
            --------------------------------

     Contemporaneously with its receipt of any Revolving Credit Note and Term Note hereunder, the Banks will promptly return to the Borrower, marked "Substituted" or "Cancelled" as the case may be, any notes of the Borrower held by the Banks pursuant to the Original Credit Agreement.

     31.3.  Interest and Fees Under Superseded Agreement.
            --------------------------------------------

     All interest and fees and expenses, if any, owing or accruing under or in respect of the Original Credit Agreement through the Effective Date shall be calculated as of the Effective Date (prorated in the case of any fractional periods), and shall be paid in accordance with the method, and on the dates, specified in the Original Credit Agreement, as if the Original Credit Agreement were still in effect. Commencing on the Effective Date, the commitment fee shall be payable by the Borrower to the Agent for the account of the Banks in accordance with (S)2.2.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.


                              PETRO STOPPING CENTERS, L.P.

                              By:
                                  ---------------------------------------
                                    Name:
                                    Title:

                              FLEET NATIONAL BANK (f/k/a BANKBOSTON, N.A.), individually and as Agent

                              By:
                                  ---------------------------------------
                                    Name:
                                    Title:

                              FIRST UNION NATIONAL BANK, individually and as Documentation Agent



                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              UNION BANK OF CALIFORNIA, N.A.


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              WELLS FARGO BANK, N.A.


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              NATEXIS BANQUE


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              KZH CRESCENT-3 LLC


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                              KZH CRESCENT-2 LLC

                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                              KZH CRESCENT LLC


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              UNITED OF OMAHA LIFE INSURANCE COMPANY

                              By:  TCW Asset Management Company,
                                   its Investment Advisor


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                              SEQUILS I, LTD.


                              By:  TCW Advisors, Inc.,
                                  as its Collateral Manager

                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              SENIOR DEBT PORTFOLIO

                              By:  Boston Management and Research,
                                  as Investment Advisor


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              FLAGSHIP CAPITAL CLO-2001-1
                              By:  Flagship Capital Management, Inc.


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                              GRAYSTON CLO 2001-01 LTD.
                              By:  Bear Stearns Asset Management, Inc.


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title: